UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                             The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31, 2013

Date of reporting period:  October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2013

Contents

—	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

62	Statements of Assets & Liabilities

66	Statements of Operations

70	Statements of Changes in Net Assets

76	Notes to Financial Statements

91	Financial Highlights

103	Report of Independent Registered Public Accounting Firm

104	Fund Expenses

106	Approval of Investment Advisory Agreement

113	Trustees & Officers

Annual Report

President’s Letter

Dear Shareholders,

Often our greatest worries turn out to be the least of our concerns.

So it seems to go each year in the financial markets.

•  At the end of 2010, investors worried that the Federal Reserve Board’s asset purchase program would cause inflation. Looking back now, inflation has been the least of our problems.

•  In 2011 and early 2012, many analysts warned of the “end of the euro.” Today, the euro still exists, has strengthened relative to other major currencies and prospects for a return to economic growth in the euro area have materialized in recent months.

•  Heading into 2013, the “fiscal cliff” in the United States garnered all the attention. Commentators warned that this federal fiscal nightmare would send the U.S. economy into a new recession. But — and by now you’ve guessed it — that did not turn out to be the real story for the year. In fact, not only did the U.S. economy avoid a recession, economic growth picked up somewhat over the course of the year and the market became convinced that the Federal Reserve Board would “taper” the pace of its asset purchases. This spooked bond investors and sent interest rates higher around the globe.

What is the concern for 2014? As I write this letter, the timing of “tapering” still takes top billing. But, the lessons learned at Payden & Rygel from 30 years with global financial markets suggest to us that, while today’s focus may be on reduced Federal Reserve Board asset purchases, the real story lies elsewhere. We find it difficult to believe that a central bank’s reduction in monthly asset purchases by $10 or $20 billion is enough to derail a $15 trillion economy.

For our part, we expect 2014 to bring better economic growth, low inflation and unemployment levels above the historic norm. The Federal Reserve Board is likely to continue its commitment to near zero overnight interest rates until the unemployment rate in the United States falls closer to 5.5%. In this environment, without a recession, yields on U.S. Treasury securities may rise, but corporate credit – both investment grade and high yield – should fare well. Similarly, U.S. equities, while not repeating 2013’s stellar performance, should continue to rise.

In the meantime, we will wait to see what surprises 2014 brings and focus on what we can control – our relentless focus on diversification, liquidity and attentiveness to each client’s individual needs.

Our very best wishes,

Joan A. Payden

President & CEO

Management Discussion & Analysis

Short Duration Strategies

The fiscal year ended October 31, 2013 was marked by global central banks reaffirming their commitment to accommodative monetary policy as global economic growth underwhelmed market expectations. The Federal Reserve Board, European Central Bank, Bank of Japan and Bank of England all extended or left unchanged monetary accommodation consisting of low interest rates and significant asset purchases, as inflation remained subdued. However, interest rate volatility increased as the Federal Reserve Board indicated that it might taper its asset purchases during the latter half of the year. Reaction to this discussion was severe as emerging market investments were re-priced and longer term U.S. Treasury rates rose over 1.0%. Tapering was put on hold as underlying economic data did not support a removal of accommodative policies. The Federal Reserve Board reiterated its commitment to purchase agency mortgage-backed securities and U.S. Treasury securities, contingent upon a lack of inflation and improvement in the labor market. At present, short maturity rates remain at relatively low yields at around 0.25% with the Federal Reserve Board committed to this accommodative policy.

Investment-grade corporate bonds performed well as demand for high quality assets continued and corporate balance sheets remain strong. Investment-grade corporate debt with maturities of five years or less outperformed similar U.S. Treasury maturities over the fiscal year ended October 31, 2013. The supply and demand imbalance remains, as demand for short maturity paper persists.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2013, the Fund returned 0.01% compared to a return of 0.02% for the Lipper Money Market Average and 0.01% for the Lipper Government Money Market Average. Money market rates remained low as the Federal Reserve Board kept its low interest rate policy unchanged.

The Payden Limited Maturity Fund (PYLMX) returned 0.56% for the fiscal year ended October 31, 2013, compared to a return of 0.09% for its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. U.S. investment-grade corporate debt and non-agency mortgage-backed securities were the largest contributors to outperformance due to their higher yields.

The Payden Low Duration Fund (PYSBX) returned 0.68% for the fiscal year ended October 31, 2013, compared to a return of 0.52% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. U.S. corporate debt was the largest contributor to outperformance as yield premiums compressed during the year.

The Payden Global Low Duration Fund (PYGSX) returned 1.19% for fiscal year ended October 31, 2013, compared to a return of 0.52% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. U.S. investment-grade corporate bonds, high yield debentures and mortgage-backed securities were the largest contributors to outperformance due to spread tightening and higher available yields.

The Payden U.S. Government Fund Investor Class (PYUSX) returned -0.67% for the fiscal year ended October 31, 2013, compared to a return of -0.34% for its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index. The Fund’s Advisor Class (PYUWX) returned -1.01% for the same period. The Fund underperformed its index due to the rise in rates and increased volatility associated with the uncertainty surrounding the Federal Reserve Board’s Quantitative Easing (QE3) program. The Fund, which targets U.S. agency mortgage securities with short average lives, typically performs best in stable rate environments and underperforms its all-U.S. Treasury index when rates change rapidly.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned -1.80% for the fiscal year ended October 31, 2013 compared to a return of -0.72% for its benchmark, the Bank of America Merrill Lynch GNMA Master Index. The Fund’s Advisor Class (PYGWX) returned -1.96% for the same period. QE3 dominated the investment landscape with monthly purchases of $65 billion in agency mortgages. The Fund’s underperformance versus its index was primarily due to an overweight to lower coupon mortgage securities, which were held due to their low prepayment risk.

The Fund is currently structured for rates to remain range bound as economic activity remains lethargic with growth forecasts of 2% and inflation a non-factor.

The Payden Core Bond Fund Investor Class (PYCBX) returned -0.28%, while its benchmark the Barclay’s Capital Aggregate Bond Index returned -1.08% for the fiscal year ended October 31, 2013. The Fund’s Adviser Class (PYCWX) returned -0.54% for

Annual Report	1

Management Discussion & Analysis continued

the same period. During the fiscal year, the Fund continued to hold corporate bonds as a major portion of the portfolio. Corporate bond positions added additional coupon income and also outperformed U.S. Treasuries. The Fund also benefited from holdings in extended sectors including high yield and emerging markets securities. High yield corporate bonds were the best performing sector within the Fund by a fairly wide margin.

The Payden Corporate Bond Fund (PYACX) generated a return of 0.17% for the fiscal year ended October 31, 2013, compared to a return of -1.40% for its benchmark, the Barclay’s Capital U.S. Corporate Investment Grade Index. The negative total return for the Fund’s benchmark was largely a function of rising interest rates. The Fund was able to post a modest positive return with an overweight allocation to the financial sector. In addition, the Fund benefitted from overweight allocations to emerging market debt and high yield bonds.

High Yield Bond Strategy

For the fiscal year ended October 31, 2013, the Payden High Income Fund Investor Class (PYHRX) returned 5.82% versus the benchmark Merrill Lynch high yield BB/B constrained bond Index which was up 7.66%. The Fund’s Adviser Class (PYHWX) returned 5.56% for the same period. The Fund’s higher-quality orientation negatively impacted performance as lower quality securities outperformed the higher quality. The Fund’s emerging market U.S. dollar-denominated corporate bond holdings detracted from performance as the emerging market debt and equity came under pressure when U.S. interest rates began to rise in mid-2013.

Tax Exempt Strategies

For the fiscal year ended October 31, 2013, the municipal bond market experienced a high degree of volatility as municipal rates rose dramatically during 2013 after relative stability last year. The municipal yield curve steepened as investors clamored to the relative safety of shorter maturities and the Federal Reserve Board signaled an easy money policy, which will continue for the foreseeable future. The year was defined by large redemptions from municipal bond funds, as well as high profile bankruptcy filings, sapping investor confidence.

For the fiscal year ended October 31, 2013, the Payden Tax Exempt Bond Fund (PYTEX) returned -0.75%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Municipal Index, returned 0.29%. The primary difference in performance was the Fund’s yield curve positioning. Shorter maturities remained relatively well anchored while longer term maturities underperformed. In addition, the Fund was overweight to lower yielding, high quality securities, which underperformed as investors sought additional yield in a historically low interest rate environment.

The Payden California Municipal Income Fund (PYCRX) returned 0.02% for the fiscal year ended October 31, 2013, while its benchmarks, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index, returned -0.32% and 0.73%, respectively. The primary driver of the difference in performance was the Fund’s yield curve positioning. Shorter maturities remained relatively well anchored while longer term maturities underperformed. In addition, the Fund was overweight to lower yielding, high quality securities, which underperformed as investors sought additional yield in an historically low interest rate environment. California bonds outperformed the general municipal market. California issues saw greater demand as the result of an improving economy, evidenced by increased sales tax revenues and higher state income and property taxes.

Global Bond Strategy

Gains made by major international government bond markets in the first six months of the fiscal year that ended October 31, 2013 were more than offset by heavy losses sustained over the latter six months. In the first part of the period, core European and United Kingdom (UK) Gilt markets benefitted from safe haven flows triggered by the Cypriot banking crisis and political uncertainties in Italy. UK Gilts were also supported by poor economic data, talk of a ‘triple-dip’ recession and growing expectations of further quantitative easing. U.S. Treasury securities lagged, but still delivered decent returns. However, government bond markets came under heavy selling pressure, especially in May and June, in response to efforts by Federal Reserve Board to prepare markets for an eventual tapering of its asset purchase program. Despite some rebound in markets in September and October on the decision to hold off from beginning its tapering operations in the autumn and concerns about the impact of the partial U.S. government shutdown on the near-term U.S. economic outlook, U.S. Treasuries and UK Gilts still finished the period in negative territory. German Bunds received some relative support in October from an unexpectedly low euro-zone inflation reading. Associated speculation of another rate cut by the European Central Bank to fight deflationary pressures ensured Bunds ended the period about flat. Japanese government bonds outperformed, realizing outright gains thanks to support from government buying.

2	Payden Mutual Funds

Non-government credit markets were mixed. Investment grade corporates outperformed U.S. Treasuries, but still sustained outright losses as a result of the mid-year sell-off. Emerging market debt also lost ground, while high yield bonds made substantial gains.

For the fiscal year ended October 31 2013, the Payden Global Fixed Income Fund (PYGFX) returned 0.69%, underperforming its benchmark, the Lehman Global Aggregate Index Hedged into USD, which returned 1.15%. The underperformance was due to many factors, including duration positioning, an overweight to the U.S. and to emerging market sovereign bonds, an underweight to Japan and currency positions, such as being long U.S. dollar against the euro, British pound sterling, Swiss franc, Canadian dollar, and several emerging market currencies. Losses due to duration and currency positioning were partially countered by the Fund’s sector selection, with gains from its holdings of high yield bonds and investment grade corporates more than offsetting the adverse impact of its emerging market corporate bond holdings.

Emerging Market Bond Strategies

For the first half of the fiscal year, emerging market dollar-pay bond spreads were stable. Positive sentiment was driven by reduced tail risks in Europe, improved data among developed economies and a commitment to monetary stimulus by central banks in the U.S., European Union, and Japan. However, in May, future prospects of extraordinary global liquidity were shaken by the Federal Reserve Board’s announcement that it would look to unwind quantitative easing. May and June saw a sharp sell-off in emerging markets bonds and currencies.

The Payden Emerging Market Bond Fund Investor Class (PYEMX) returned -3.25%, the Fund’s Adviser Class (PYEWX) returned -3.54%, and the Fund’s Institutional Class (PYEIX) returned -3.23% for the fiscal year ended October 31, 2013. These returns are compared to a return of -2.27% for the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index. The Fund has been overweight Latin America, and underweight Central and Eastern Europe. In Asia, the Fund is overweight in Indonesia and Sri Lanka and underweight in China and the Philippines. The Fund’s Middle East exposure is in Morocco, Qatar and the United Arab Emirates, and in Africa the Fund has positions in Ghana, Nigeria and Tanzania. The Fund’s underperformance was due mainly to emerging market currency and local rates exposure. In particular, long currency positions in the Brazilian real, Indonesian rupiah, Colombian peso, and Peruvian nuevo sol all detracted. Long local rate positions in both Brazil and Mexico were weaker while Colombian and local Romanian rates outperformed.

The Payden Emerging Market Local Bond Fund Investor Class (PYELX) returned -4.12% and the Fund’s Adviser Class (PYEAX) returned -4.45% for the fiscal year ended October 31, 2013. These returns are compared to a return of -1.60% for the Fund’s benchmark, the J.P. Morgan GBI Emerging Market Global Diversified Index. The Fund’s emerging market local bond strategy has been overweight Latin America and is neutral in Central and Eastern Europe with an overweight to Russia. In Asia, the Fund is underweight in Indonesia and Malaysia and neutral in the Philippines. In Africa, the Fund is neutral in South Africa, with exposure to Ghana and Nigeria. The Fund’s underperformance was due mainly to an overweight in emerging market currency exposure. In particular, long currency positions in the Brazilian real, Indonesian rupiah, Colombian peso, Ghanaian cedi, and Peruvian nuevo sol all detracted. Relative positioning in the South African rand also detracted from performance.

U.S. Equity Strategy

The U.S. equity markets posted strong positive returns for the fiscal year ended October 31, 2013 as a pickup in global economic activity, accommodative central banks, and attractive corporate fundamentals helped push the broad U.S. stock market to record highs. The start of the fiscal year was marked with volatility due to the political debate over the fiscal cliff. But, 2013 brought strong inflows to the equity market as politicians were able to come to a temporary agreement, thereby averting the fiscal cliff. Equity prices continued to rise as the Federal Reserve Board remained accommodative and corporate earnings continued to surprise to the upside and remained resilient to negative headlines of sequestration and its impact on the economy. The positive momentum carried to mid-May when the Federal Reserve Board hinted at tapering current asset purchases later in the year. This led to an immediate spike up in interest rates, while equity prices sold off. However, the equity market was able to recover over the month of July and make new highs for the year. The equity rally came to a halt as stock market volatility rose in early October with the first U.S. government shutdown since 1996 and fears of a U.S. default. Politicians once again were able to come to a last-minute compromise and extend the deadline for a resolution on the budget and debt ceiling to next year. This positive sentiment continued to fiscal year end with the U.S. equity market making all-time highs.

Annual Report	3

Management Discussion & Analysis continued

The Payden Equity Income Fund Investor Class (PYVLX) returned 18.51%, trailing the Russell 1000 Value Index, which returned 28.29% for the fiscal year ended October 31, 2013. The Fund’s Advisor Class (PYVAX) returned 18.20% for the same period. The Fund underperformed due to its allocation and holdings to securities beyond the common stock universe, including preferred stocks and real estate investment trusts. The allocation to preferred stocks was the largest detractor of relative performance, while the underweight to the energy sector was a positive contributor to relative performance. Within individual stock selection, the strongest areas of stock selection were in the materials and financials sectors while the weakest area was in the information technology sector.

4	Payden Mutual Funds

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5

Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FGIC - Financial Guaranty Insurance Co.

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

NCUA - National Credit Union Administration

6	Payden Mutual Funds

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.
Portfolio Composition - percent of value

U.S. Government Agency	58%
Repurchase Agreement	32%
U.S. Treasury	8%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (58%)
15,000,000	FFCB, 0.12%, 4/06/15 (a)	$ 14,998
9,000,000	FFCB, 0.15%, 6/06/14 (a)	9,001
10,000,000	FFCB, 0.15%, 11/26/14 (a)	10,001
15,000,000	FFCB Disc Note, 0.03%, 11/12/13 (b)	15,000
5,000,000	FHLB, 0.06%, 1/03/14 (a)	5,000
11,000,000	FHLB, 0.06%, 1/24/14 (a)	11,000
1,500,000	FHLB, 0.06%, 2/03/14 (a)	1,500
15,000,000	FHLB, 0.14%, 5/23/14 (a)	15,000
5,000,000	FHLB, 0.20%, 7/29/14	5,000
1,200,000	FHLB Disc Note, 0.02%, 11/01/13 (b)	1,200
10,000,000	FHLB Disc Note, 0.07%, 3/28/14 (b)	9,997
13,000,000	FHLB Disc Note, 0.08%, 2/28/14 (b)	12,997
15,000,000	FHLB Disc Note, 0.10%, 11/13/13 (b)	14,999
1,045,000	FHLB Disc Note, 0.10%, 11/27/13 (b)	1,045
5,000,000	FHLB Disc Note, 0.14%, 8/01/14 (b)	4,995
4,350,000	FHLMC, 0.17%, 12/05/14 (a)	4,350
12,500,000	FHLMC, 1.00%, 8/20/14	12,585
2,315,000	FHLMC Disc Note, 0.02%, 11/04/13 (b)	2,315
4,474,000	FHLMC Disc Note, 0.02%, 11/12/13 (b)	4,474
9,076,000	FHLMC Disc Note, 0.06%, 1/22/14 (b)	9,075
5,000,000	FHLMC Disc Note, 0.09%, 6/04/14 (b)	4,997
9,500,000	FHLMC Disc Note, 0.10%, 4/23/14 (b)	9,495
15,000,000	FHLMC Disc Note, 0.11%, 1/13/14 (b)	14,997
7,300,000	FHLMC Disc Note, 0.12%, 1/15/14 (b)	7,298
5,600,000	FHLMC Disc Note, 0.12%, 2/03/14 (b)	5,598
4,970,000	FHLMC Disc Note, 0.12%, 2/04/14 (b)	4,968
7,600,000	FHLMC Disc Note, 0.12%, 2/11/14 (b)	7,597
12,000,000	FHLMC Disc Note, 0.13%, 2/26/14 (b)	11,995
8,500,000	FHLMC Disc Note, 0.14%, 4/21/14 (b)	8,494
5,000,000	FHLMC Disc Note, 0.14%, 9/03/14 (b)	4,994
9,100,000	FNMA Disc Note, 0.02%, 12/18/13 (b)	9,100
8,000,000	FNMA Disc Note, 0.09%, 11/06/13 (b)	8,000
3,810,000	FNMA Disc Note, 0.11%, 11/15/13 (b)	3,810
1,230,000	FNMA Disc Note, 0.11%, 12/02/13 (b)	1,230
1,200,000	FNMA Disc Note, 0.11%, 1/27/14 (b)	1,200

Principal or Shares	Security Description	Value (000)

15,000,000	IFC Disc Notes, 0.04%, 12/19/13 (b)	$ 14,999
7,500,000	Inter-American Development Bank, 0.69%, 5/20/14 (a)	7,521

Total U.S. Government Agency (Cost - $290,825)		290,825

U.S. Treasury (8%)
20,000,000	U.S. Treasury Note, 0.50%, 11/15/13	20,003
20,000,000	U.S. Treasury Note, 1.25%, 2/15/14	20,068

Total U.S. Treasury (Cost - $40,071)		40,071

Investment Company (2%)
6,921,820	Dreyfus Treasury Cash Management Fund (Cost - $6,922)	6,922

Repurchase Agreement (32%)
50,000,000	Barclays Tri Party, 0.05% (c)	50,000
50,000,000	Goldman Sachs Tri Party, 0.07% (d)	50,000
60,000,000	RBC Capital Tri Party, 0.10% (e)	60,000

Total Repurchase Agreement (Cost - $160,000)		160,000

Total (Cost - $497,818) (100%)		497,818
Other Assets, net of Liabilities (0%)		599

Net Assets (100%)		$ 498,417

Annual Report	7

Payden Cash Reserves Money Market Fund continued

(a)	Variable rate security.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 10/31/2013 is collateralized by the following securities:

Barclays Tri Party
4,526,579	FNMA, maturity Dec 26, yielding 3.00%	$3,070
60,653,455	GNMA, maturity from Feb 25-Jun 63, yielding from 3.00%-5.00%	47,960

		$51,030

(d) The repurchase agreement dated 10/31/2013 is collateralized by the following securities:
Goldman Sachs Tri Party
70,087,556	GNMA, maturing from Mar 23-Sep 43, yielding from 4.00%-5.00%	$51,000

(e) The repurchase agreement dated 10/31/2013 is collateralized by the following securities:
RBC Capital Tri Party
127,221,165	FNMA, maturity from Aug 26-Sep 43, yielding from 3.00%-5.00%	$51,144
9,768,014	GNMA, maturity Oct 43, yielding 2.50%	10,056

		$61,200

See notes to financial statements.

8	Payden Mutual Funds

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.
Portfolio Composition - percent of value
Corporate	47%
Asset backed	20%
Mortgage backed	13%
U.S. Treasury	8%
Other	12%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Asset Backed (20%)
1,400,000	Ally Master Owner Trust, 0.62%, 2/15/18	$ 1,399
1,600,000	Ally Master Owner Trust, 0.62%, 4/15/18	1,598
2,500,000	Apidos CLO 144A, 1.39%, 4/15/25 (a)	2,462
2,300,000	Babson CLO Ltd. 144A, 1.34%, 4/20/25 (a)	2,262
599,311	Bumper 5 UK Finance PLC, 1.89%, 6/20/22 GBP (b)	966
3,200,000	Capital Auto Receivables Asset Trust, 0.62%, 7/20/16	3,198
330,000	Capital Auto Receivables Asset Trust, 1.29%, 4/20/18	327
340,000	Capital Auto Receivables Asset Trust, 1.74%, 10/22/18	336
655,000	CarMax Auto Owner Trust 2009-2, 4.65%, 8/17/15	658
1,400,000	Cent CLO LP 144A, 1.37%, 7/23/25 (a)	1,374
680,000	Chester Asset Receivables Dealings 2004-1 PLC, 0.70%, 4/15/16 GBP (b)	1,090
2,000,000	Citibank Omni Master Trust 144A, 2.92%, 8/15/18	2,039
1,203,282	Compartment VCL 16, 0.40%, 7/21/18 EUR (b)	1,634
1,400,000	Discover Card Master Trust, 0.81%, 8/15/17	1,406
2,640,000	Dryden XXII Senior Loan Fund 144A, 1.38%, 8/15/25 (a)	2,594
1,052,633	E-Carat SA, 1.38%, 7/18/20 EUR (b)	1,439
2,000,000	GE Capital Credit Card Master Note Trust, 1.03%, 1/15/18	2,007
2,200,000	Golden Credit Card Trust 144A, 0.62%, 7/17/17 (a)	2,203
1,250,000	Gracechurch Card Funding PLC 144A, 0.87%, 2/15/17 (a)	1,256
900,000	Gracechurch Card Funding PLC 144A, 0.93%, 2/15/17 EUR (a)(b)	1,229
1,100,000	Great America Leasing Receivables 144A, 0.78%, 6/15/16 (a)	1,101

Principal or Shares	Security Description	Value (000)

1,650,000	GSAMP Trust 2004-SEA2, 0.82%, 3/25/34	$ 1,644
308,821	Long Beach Mortgage Loan Trust, 5.74%, 8/25/33	274
3,250,000	Nissan Master Owner Trust Receivables, 0.48%, 2/15/18	3,248
2,500,000	Oaktree Enhanced Income Funding Ltd. 144A, 1.44%, 7/20/23 (a)	2,475
1,230,000	Penarth Master Issuer PLC 144A, 0.75%, 3/18/14 (a)	1,233
703,040	Santander Drive Auto Receivables Trust, 0.79%, 8/17/15	703
2,300,000	SLM Student Loan Trust, 0.48%, 4/25/17	2,286
2,000,000	Turquoise Card Backed Securities PLC 144A, 0.92%, 9/15/16 (a)	2,010
2,530,000	Tyron Park CLO Ltd. 144A, 1.39%, 7/15/25 (a)	2,490
779,586	Westlake Automobile Receivables Trust 144A, 0.55%, 10/15/14 (a)	780
950,000	World Omni Master Owner Trust 144A, 0.52%, 2/15/18 (a)	949

Total Asset Backed (Cost - $50,719)		50,670

Corporate Bond (47%)
1,000,000	AbbVie Inc. 144A, 1.20%, 11/06/15 (a)	1,007
1,200,000	ABN AMRO Bank NV 144A, 1.04%, 10/28/16 (a)(c)	1,201
1,000,000	ABN AMRO Bank NV 144A, 2.01%, 1/30/14 (a)	1,004
890,000	Amazon.com Inc., 0.65%, 11/27/15 (c)	889
1,150,000	American Express Centurion Bank, 0.69%, 11/13/15	1,155
1,240,000	American Express Co., 0.83%, 5/22/18	1,244
1,300,000	American Honda Finance Corp. 144A, 0.61%, 5/26/16 (a)	1,302
500,000	American Honda Finance Corp., 0.74%, 10/07/16	502
710,000	ANZ New Zealand International Ltd./London 144A, 1.13%, 3/24/16 (a)	710

Annual Report	9

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,210,000	AT&T Inc., 0.62%, 2/12/16	$ 1,209
1,210,000	Australia & New Zealand Banking Group Ltd., 0.80%, 5/15/18	1,210
1,100,000	Banco Bradesco SA/Cayman Islands 144A, 2.34%, 5/16/14 (a)	1,107
220,000	Bancolombia SA, 4.25%, 1/12/16	230
1,500,000	Bank of America Corp., 1.07%, 3/22/16 (c)	1,508
1,000,000	Bank of America Corp., 1.50%, 10/09/15	1,009
1,100,000	Bank of America Corp., 3.70%, 9/01/15 (c)	1,153
1,140,000	Bank of Montreal, 0.73%, 9/11/15	1,146
700,000	Bank of Montreal, 0.84%, 4/09/18	702
670,000	Bank of New York Mellon Corp., 0.80%, 8/01/18	672
850,000	Bank of Nova Scotia, 0.75%, 10/09/15	851
600,000	Bank of Nova Scotia, 0.76%, 7/15/16 (c)	603
1,270,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 0.69%, 2/26/16 (a)	1,274
1,300,000	Banque Federative du Credit Mutuel SA 144A, 1.09%, 10/28/16 (a)	1,304
600,000	Banque Federative du Credit Mutuel SA, 1.11%, 5/16/16 GBP (b)	960
1,200,000	Barrick Gold Corp., 1.75%, 5/30/14 (c)	1,205
650,000	BAT International Finance PLC 144A, 1.40%, 6/05/15 (a)	657
670,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	672
280,000	Berkshire Hathaway Finance Corp., 0.95%, 8/15/16	281
210,000	BP Capital Markets PLC, 0.75%, 5/10/18	210
570,000	BP Capital Markets PLC, 0.88%, 9/26/18	571
710,000	BPCE SA, 1.49%, 4/25/16	721
1,300,000	Branch Banking & Trust Co., 0.57%, 10/28/15	1,301
1,000,000	Canadian Imperial Bank of Commerce, 0.77%, 7/18/16 (c)	1,006
1,100,000	Canadian National Railway Co., 0.44%, 11/06/15	1,100
980,000	Capital One Financial Corp., 1.00%, 11/06/15	979
430,000	Carnival Corp., 1.20%, 2/05/16	428
1,500,000	Caterpillar Financial Services Corp., 0.48%, 2/26/16	1,502
1,410,000	Citigroup Inc., 1.04%, 4/01/16	1,416
770,000	Citigroup Inc., 1.25%, 1/15/16	772
1,100,000	Citigroup Inc., 2.25%, 8/07/15 (c)	1,124
1,300,000	Commonwealth Bank of Australia 144A, 0.75%, 9/20/16 (a)	1,301
230,000	Computer Sciences Corp., 2.50%, 9/15/15	236
300,000	ConAgra Foods Inc., 1.30%, 1/25/16	301
170,000	ConAgra Foods Inc., 1.35%, 9/10/15	172
980,000	Credit Agricole SA 144A, 1.10%, 10/03/16 (a)	983
1,090,000	Credit Agricole SA/London 144A, 1.40%, 4/15/16 (a)	1,104
720,000	Daimler Finance North America LLC 144A, 0.92%, 8/01/16 (a)	722
670,000	Daimler Finance North America LLC 144A, 1.25%, 1/11/16 (a)	674
540,000	Diageo Capital PLC, 0.63%, 4/29/16 (c)	538
965,000	Digital Realty Trust LP, 4.50%, 7/15/15 (c)	1,012
270,000	Ecolab Inc., 1.00%, 8/09/15	271

Principal or Shares	Security Description	Value (000)

600,000	Enbridge Inc., 0.90%, 10/01/16 (c)	$ 602
200,000	ERAC USA Finance LLC 144A, 1.40%, 4/15/16 (a)	200
1,100,000	Express Scripts Holding Co., 2.10%, 2/12/15	1,118
610,000	Ford Motor Credit Co. LLC, 1.49%, 5/09/16	619
700,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15	759
300,000	Freeport-McMoRan Copper & Gold Inc., 1.40%, 2/13/15	302
800,000	GE Capital UK Funding, 0.67%, 3/20/17 GBP (b)	1,254
60,000	General Electric Capital Corp., 0.86%, 12/11/15	60
1,430,000	General Electric Capital Corp., 0.89%, 7/12/16	1,439
495,000	General Mills Inc., 0.54%, 1/29/16	496
840,000	Georgia Power Co., 0.57%, 3/15/16	841
1,220,000	Glencore Funding LLC 144A, 1.60%, 1/15/19 (a)	1,184
1,370,000	Goldman Sachs Group Inc., 1.44%, 4/30/18	1,378
800,000	Goldman Sachs Group Inc., 1.60%, 11/23/15 (c)	809
235,000	Hana Bank 144A, 1.38%, 2/05/16 (a)	233
600,000	Harley-Davidson Financial Services Inc. 144A, 1.15%, 9/15/15 (a)	601
920,000	Hewlett-Packard Co., 1.80%, 9/19/14	929
980,000	HSBC Bank PLC 144A, 0.88%, 5/15/18 (a)	983
700,000	HSBC Bank PLC 144A, 3.10%, 5/24/16 (a)	737
620,000	HSBC USA Inc., 1.13%, 9/24/18	622
300,000	Huntington National Bank, 1.35%, 8/02/16	301
510,000	Hyundai Capital America 144A, 1.63%, 10/02/15 (a)	514
1,350,000	ING Bank NV 144A, 1.89%, 9/25/15 (a)	1,380
2,500,000	International Bank for Reconstruction & Development, 0.38%, 11/16/15	2,500
560,000	John Deere Capital Corp., 0.54%, 10/11/16	561
1,520,000	JPMorgan Chase & Co., 0.86%, 2/26/16	1,526
1,000,000	JPMorgan Chase & Co., 1.10%, 10/15/15	1,003
760,000	JPMorgan Chase & Co., 1.14%, 1/25/18	767
960,000	Kansas City Southern de Mexico SA de CV 144A, 0.94%, 10/28/16 (a)	963
1,100,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	1,114
1,400,000	Manufacturers & Traders Trust Co., 0.56%, 3/07/16	1,399
530,000	Marathon Oil Corp., 0.90%, 11/01/15	531
980,000	Merck & Co. Inc., 0.60%, 5/18/18	984
670,000	Morgan Stanley, 1.49%, 4/25/18	676
910,000	Morgan Stanley, 1.51%, 2/25/16	920
1,100,000	Morgan Stanley, 1.84%, 1/24/14	1,103
1,230,000	National Australia Bank Ltd./New York, 0.79%, 7/25/16	1,234
690,000	NBCUniversal Enterprise Inc. 144A, 0.78%, 4/15/16 (a)	694
900,000	New York Life Funding, 5.13%, 2/03/15 GBP (b)	1,522
180,000	NextEra Energy Capital Holdings Inc., 1.20%, 6/01/15	181
1,000,000	NextEra Energy Capital Holdings Inc., 1.34%, 9/01/15	1,004
1,130,000	Nissan Motor Acceptance Corp. 144A, 1.00%, 3/15/16 (a)	1,127
1,360,000	Nomura Holdings Inc., 1.70%, 9/13/16	1,385
1,310,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (a)	1,306

10	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,080,000	NSTAR Electric Co., 0.48%, 5/17/16	$ 1,077
270,000	PACCAR Financial Corp., 0.75%, 5/16/16	269
560,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 2.50%, 3/15/16 (a)	573
700,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.13%, 5/11/15 (a)	719
840,000	Petrobras Global Finance BV, 1.86%, 5/20/16	840
550,000	Phillips 66, 1.95%, 3/05/15	559
400,000	PNC Bank NA, 1.15%, 11/01/16	401
700,000	Pricoa Global Funding I 144A, 0.51%, 8/19/15 (a)	701
500,000	Principal Life Global Funding II 144A, 1.00%, 12/11/15 (a)	501
820,000	QBE Insurance Group Ltd., 6.13%, 9/28/15 GBP (b)	1,421
300,000	Quest Diagnostics Inc., 1.10%, 3/24/14	301
500,000	RCI Banque SA, 1.12%, 4/07/15 EUR (b)	667
700,000	RCI Banque SA 144A, 2.12%, 4/11/14 (a)	701
250,000	Reynolds American Inc., 1.05%, 10/30/15	251
1,200,000	Rio Tinto Finance USA PLC, 1.13%, 3/20/15 (c)	1,207
360,000	SABMiller Holdings Inc. 144A, 0.93%, 8/01/18 (a)	364
660,000	Seagate HDD Cayman 144A, 3.75%, 11/15/18 (a)	666
630,000	Sinopec Capital 2013 Ltd. 144A, 1.25%, 4/24/16 (a)(c)	627
1,200,000	Societe Generale SA, 1.33%, 10/01/18 (c)	1,204
490,000	Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	490
800,000	Sumitomo Mitsui Banking Corp., 1.07%, 3/18/16 GBP (b)	1,281
1,000,000	SunTrust Bank/Atlanta GA, 0.53%, 8/24/15	993
1,520,000	Svenska Handelsbanken AB, 0.70%, 3/21/16	1,526
550,000	Thermo Fisher Scientific Inc., 3.20%, 5/01/15	567
1,310,000	Toronto-Dominion Bank, 0.79%, 4/30/18	1,319
670,000	Total Capital International SA, 0.81%, 8/10/18	675
1,330,000	Toyota Motor Credit Corp., 0.53%, 5/17/16	1,334
490,000	TransCanada PipeLines Ltd., 0.88%, 3/02/15	492
610,000	TransCanada PipeLines Ltd., 0.93%, 6/30/16	615
460,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	459
580,000	Union Bank NA, 1.00%, 9/26/16	585
430,000	Ventas Realty LP, 1.55%, 9/26/16	433
1,300,000	Verizon Communications Inc. 144A, 0.46%, 3/06/15 (a)	1,297
850,000	Verizon Communications Inc., 1.78%, 9/15/16	874
1,250,000	Viacom Inc., 1.25%, 2/27/15	1,258
510,000	Vivendi SA 144A, 2.40%, 4/10/15 (a)	524
1,260,000	Vodafone Group PLC, 0.62%, 2/19/16	1,261
550,000	WellPoint Inc., 1.25%, 9/10/15	555
210,000	Wells Fargo & Co., 0.87%, 4/23/18	211
1,100,000	Western Union Co., 1.24%, 8/21/15	1,105
1,520,000	Westpac Banking Corp., 0.95%, 1/12/16	1,527
1,250,000	Westpac Banking Corp., 1.01%, 9/25/15 (c)	1,264
400,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	403
410,000	Xcel Energy Inc., 0.75%, 5/09/16	408
860,000	Xstrata Finance Canada Ltd. 144A, 2.05%, 10/23/15 (a)	867
300,000	Zoetis Inc., 1.15%, 2/01/16	301

Total Corporate Bond (Cost - $120,009)		120,745

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (1%)
280,994	FDIC Structured Sale Guaranteed Notes 144A, 0.72%, 2/25/48 (a)	$ 281
2,101,691	FDIC Structured Sale Guaranteed Notes 144A, 0.90%, 12/04/20 (a)	2,119

Total FDIC Guaranteed (Cost - $2,383)		2,400

Foreign Government (2%)
31,800,000	Mexican Bonos, 6.00%, 6/18/15 MXN (b)	2,530
860,000	Mexico Government International Bond, 5.88%, 2/17/14	872
1,000,000	Qatar Government International Bond 144A, 4.00%, 1/20/15 (a)	1,036

Total Foreign Government (Cost - $4,604)		4,438

Mortgage Backed (13%)
322,712	Asset Backed Funding Certificates, 0.80%, 4/25/34	306
43,479	Bear Stearns ALT-A Trust, 2.51%, 3/25/34	44
590,000	Connecticut Avenue Securities Series, 2.17%, 10/25/23	594
989,257	Credit Suisse Mortgage Capital Certificates 144A, 1.18%, 2/27/47 (a)	972
1,450,725	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (a)	1,400
727,048	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)	684
1,770,000	Del Coronado Trust 144A, 0.97%, 3/15/26 (a)	1,768
2,200,000	Extended Stay America Trust 144A, 0.97%, 12/05/31 (a)	2,200
538,399	FH 1B2612 ARM, 2.74%, 11/01/34	571
273,811	FH 847515 ARM, 2.70%, 2/01/34	292
484,564	FHLMC Structured Pass Through Securities, 3.61%, 2/27/15	486
95,093	FN 708229 ARM, 2.04%, 4/01/33	101
2,047,975	FN 784365 ARM, 2.05%, 5/01/34	2,177
1,663,217	FN 866093 ARM, 2.63%, 3/01/36	1,773
1,498,759	FN 870542 ARM, 2.40%, 3/01/36	1,593
95,962	FN 878544 ARM, 2.73%, 3/01/36	103
520,507	FN 889821 ARM, 2.47%, 12/01/36	553
1,296,471	FN 906140 ARM, 2.60%, 1/01/37	1,388
532,097	FN AD0079 ARM, 2.52%, 11/01/35	563
1,793,672	FN AE0193 ARM, 3.69%, 7/01/40	1,905
1,374,754	FN AL0502 ARM, 3.01%, 6/01/41	1,437
2,350,805	Fosse Master Issuer PLC 144A, 1.65%, 10/18/54 (a)	2,368
934,561	Fosse Master Issuer PLC 144A, 1.65%, 10/18/54 (a)	948
392,778	GNR 2002-48 FT, 0.38%, 12/16/26	394
850,000	Granite Master Issuer PLC, 1.03%, 12/17/54	761
756,189	Harborview Mortgage Loan Trust, 2.82%, 1/19/35	734
264,489	MASTR Asset Securitization Trust, 5.00%, 7/25/19	276
1,254,951	Motel 6 Trust 144A, 1.50%, 10/05/25 (a)	1,254
209,045	Sequoia Mortgage Trust, 0.97%, 10/20/27	202
1,116,015	Sequoia Mortgage Trust, 1.45%, 2/25/43	1,102
1,066,393	Sequoia Mortgage Trust, 1.55%, 4/25/43	1,031
551,903	Sequoia Mortgage Trust, 2.87%, 1/25/42	550
1,437,953	Springleaf Mortgage Loan Trust 144A, 1.27%, 6/25/58 (a)	1,425

Annual Report	11

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

682,677	Springleaf Mortgage Loan Trust 144A, 1.57%, 12/25/59 (a)	$ 684
609,700	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)	609
840,000	Springleaf Mortgage Loan Trust 144A, 1.87%, 9/25/57 (a)	842
304,352	Structured Adjustable Rate Mortgage Loan Trust, 2.52%, 9/25/34	300
215,114	Structured Asset Mortgage Investments Inc., 3.82%, 7/25/32	222

Total Mortgage Backed (Cost - $34,702)		34,612

Municipal (2%)
620,000	County of Orange CA, 0.61%, 11/01/13	620
810,000	Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 7/01/16	809
580,000	Grand Parkway Transportation Corp., 1.00%, 10/01/17	581
630,000	New York Liberty Development Corp., 0.23%, 12/01/49	630
1,300,000	South Carolina State Public Service Authority, 0.88%, 6/02/14	1,301
520,000	South Carolina State Public Service Authority, 1.04%, 6/01/15	522
1,000,000	University of California, 0.76%, 7/01/41	1,001

Total Municipal (Cost - $5,461)		5,464

NCUA Guaranteed (2%)
485,239	NCUA Guaranteed Notes Trust 2010-C1, 1.60%, 10/29/20	490
881,738	NCUA Guaranteed Notes Trust 2010-R1, 0.62%, 10/07/20	886
488,756	NCUA Guaranteed Notes Trust 2010-R2, 0.54%, 11/06/17	490
2,297,436	NCUA Guaranteed Notes Trust 2010-R3, 0.73%, 12/08/20	2,309
825,038	NCUA Guaranteed Notes Trust 2011-R1, 0.62%, 1/08/20	822
55,520	NCUA Guaranteed Notes Trust 2011-R2, 0.57%, 2/06/20	56
1,427,044	NCUA Guaranteed Notes Trust 2011-R5, 0.55%, 4/06/20	1,415

Total NCUA Guaranteed (Cost - $6,475)		6,468

U.S. Treasury (8%)
3,000,000	U.S. Treasury Note, 0.25%, 9/15/14	3,003
500,000	U.S. Treasury Note, 0.25%, 1/15/15	500
4,000,000	U.S. Treasury Note, 0.38%, 11/15/14	4,010
6,500,000	U.S. Treasury Note, 0.50%, 8/15/14	6,519
6,000,000	U.S. Treasury Note, 0.63%, 7/15/14 (d)	6,022

Total U.S. Treasury (Cost - $20,048)		20,054

Principal or Shares	Security Description	Value (000)
Purchased Put Options (0%)
200	U.S. Treasury 5 Year Future Option, 119,
	11/22/13
	(Cost - $27)	$ 2

Investment Company (4%)
11,776,596	Payden Cash Reserves Money Market Fund *
	(Cost - $11,777)	11,777

Total (Cost - $ 256,205) (99%)		256,630
Other Assets, net of Liabilities (1%)		1,652

Net Assets (100%)		$ 258,282

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $11,134 and the total market value of the collateral held by the Fund is $11,440. Amounts in 000s.
(d)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/12/2013	British Pound (Sell 5,568)	HSBC Securities	$ 69
11/12/2013	Euro (Sell 3,741)	Citigroup	18
12/23/2013	Mexican Peso (Sell 33,750)	RBS	33

			$120

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value(000)	Unrealized Appreciation (Depreciation) (000s)
10	U.S. Treasury 10 Year	Dec-13	$(1,274)	$(11)
	Note Future
20	U.S. Treasury 2 Year	Jan-14	4,409	6
	Note Future

				$(5)

See notes to financial statements.

12	Payden Mutual Funds

Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.
Portfolio Composition - percent of value
Corporate	52%
U.S. Treasury	25%
Asset Backed	8%
Investment Company	6%
Mortgage Backed	6%
Other	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Asset Backed (9%)
2,600,000	Ally Master Owner Trust, 0.63%, 2/15/18	$ 2,599
3,500,000	Ally Master Owner Trust, 0.63%, 4/15/18	3,494
6,360,000	Apidos CLO 144A, 1.39%, 4/15/25 (a)	6,264
500,000	Apidos CLO 144A, 1.94%, 4/15/25 (a)	494
7,350,000	Babson CLO Ltd. 144A, 1.34%, 4/20/25 (a)	7,229
670,000	Capital Auto Receivables Asset Trust, 1.29%, 4/20/18	663
845,000	Capital Auto Receivables Asset Trust, 1.74%, 10/22/18	835
3,350,000	Cent CLO LP 144A, 1.37%, 7/23/25 (a)	3,287
1,300,000	Chesapeake Funding LLC 144A, 0.62%, 1/07/25 (a)	1,298
500,000	Citibank Omni Master Trust 144A, 5.35%, 8/15/18 (a)	519
3,855,000	Dryden XXII Senior Loan Fund 144A, 1.38%, 8/15/25 (a)	3,788
3,140,000	Dryden XXII Senior Loan Fund 144A, 1.83%, 8/15/25 (a)	3,072
4,007,804	Enterprise Fleet Financing LLC 144A, 1.14%, 11/20/17 (a)	4,016
1,770,593	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (a)	1,781
2,850,000	Gracechurch Card Funding PLC 144A, 0.88%, 2/15/17 (a)	2,865
2,000,000	Gracechurch Card Funding PLC 144A, 0.93%, 2/15/17 EUR (a)(b)	2,732
500,000	Great America Leasing Receivables 144A, 1.83%, 6/17/19 (a)	497
3,000,000	GSAMP Trust, 0.82%, 3/25/34	2,989
1,032,457	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (a)	1,140
1,795,638	MMAF Equipment Finance LLC 144A, 1.27%, 9/15/15 (a)	1,798
6,200,000	Nissan Master Owner Trust Receivables, 0.48%, 2/15/18	6,196

Principal or Shares	Security Description	Value (000)

3,500,000	Oaktree Enhanced Income Funding Ltd. 144A, 1.44%, 7/20/23 (a)	$ 3,465
3,500,000	Oaktree Enhanced Income Funding Ltd. 144A, 1.89%, 7/20/23 (a)	3,402
3,640,000	Tyron Park CLO Ltd. 144A, 1.39%, 7/15/25 (a)	3,582
3,140,000	Tyron Park CLO Ltd. 144A, 1.82%, 7/15/25 (a)	3,072
1,900,000	World Omni Master Owner Trust 144A, 0.52%, 2/15/18 (a)	1,899

Total Asset Backed (Cost - $73,366)		72,976

Bank Loans (0%)
2,034,900	Cricket Communications Inc. Leap Term Loan C-DD 1L, 4.75%, 6/05/20	2,048
518,700	HJ Heinz Co. Term Loan B2 1L, 3.50%, 6/05/20	524

Total Bank Loans (Cost - $2,535)		2,572

Corporate Bond (55%)
2,680,000	AbbVie Inc., 1.75%, 11/06/17	2,691
3,300,000	ABN AMRO Bank NV 144A, 1.04%, 10/28/16 (a)(c)	3,303
1,700,000	Aircastle Ltd., 9.75%, 8/01/18 (c)	1,887
175,000	Airgas Inc., 3.25%, 10/01/15	182
1,565,000	Alliance Data Systems Corp. 144A, 5.25%, 12/01/17 (a)	1,622
3,490,000	Ally Financial Inc., 3.50%, 7/18/16	3,586
2,110,000	Amazon.com Inc., 0.65%, 11/27/15 (c)	2,108
600,000	America Movil SAB de CV, 3.63%, 3/30/15	622
3,100,000	American Express Co., 0.85%, 5/22/18 (c)	3,111
660,000	American Express Credit Corp., 1.75%, 6/12/15	672
1,650,000	American Express Credit Corp., 5.38%, 10/01/14 GBP (b)	2,752
1,840,000	American Honda Finance Corp. 144A, 0.64%, 5/26/16 (a)(c)	1,843
200,000	American Honda Finance Corp. 144A, 1.00%, 8/11/15 (a)	201

Annual Report	13

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,600,000	American Honda Finance Corp., 1.13%, 10/07/16	$ 1,610
2,400,000	American Honda Finance Corp. 144A, 1.45%, 2/27/15 (a)	2,427
880,000	American International Group Inc., 2.38%, 8/24/15	899
1,530,000	Amgen Inc., 1.88%, 11/15/14	1,552
3,050,000	Anheuser-Busch InBev Finance Inc., 0.80%, 1/15/16 (c)	3,057
1,460,000	ANZ New Zealand International Ltd./London 144A, 1.13%, 3/24/16 (a)	1,460
1,345,000	Apple Inc., 0.45%, 5/03/16 (c)	1,340
1,210,000	Apple Inc., 0.49%, 5/03/18	1,208
1,510,000	Apple Inc., 1.00%, 5/03/18 (c)	1,468
1,850,000	ArcelorMittal, 4.25%, 8/05/15	1,917
1,900,000	Ashland Inc., 3.00%, 3/15/16	1,950
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,748
2,320,000	AT&T Inc., 0.65%, 2/12/16	2,318
3,050,000	Australia & New Zealand Banking Group Ltd., 0.82%, 5/15/18	3,051
3,000,000	Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	3,006
850,000	Autodesk Inc., 1.95%, 12/15/17	837
890,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (a)	908
1,410,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc. 144A, 4.88%, 11/15/17 (a)(c)	1,475
930,000	Baidu Inc., 2.25%, 11/28/17	925
2,800,000	Banco Bradesco SA/Cayman Islands 144A, 2.36%, 5/16/14 (a)	2,817
1,600,000	Banco do Brasil SA/Cayman Islands 144A, 4.50%, 1/22/15 (a)	1,664
1,300,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	1,304
3,020,000	Bank of America Corp., 1.32%, 3/22/18 (c)	3,058
1,080,000	Bank of America Corp., 1.50%, 10/09/15	1,090
1,180,000	Bank of America Corp., 3.75%, 7/12/16	1,256
1,850,000	Bank of Montreal, 0.76%, 7/15/16	1,861
1,850,000	Bank of Montreal, 0.80%, 11/06/15	1,853
1,500,000	Bank of Montreal, 0.84%, 4/09/18	1,504
1,860,000	Bank of New York Mellon Corp., 0.80%, 8/01/18	1,866
1,770,000	Bank of Nova Scotia, 0.75%, 10/09/15	1,773
1,670,000	Bank of Nova Scotia, 0.76%, 7/15/16	1,680
1,500,000	Bank of Nova Scotia, 1.85%, 1/12/15	1,525
2,480,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 0.71%, 2/26/16 (a)	2,488
1,200,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 0.87%, 9/09/16 (a)(c)	1,205
4,640,000	Banque Federative du Credit Mutuel SA 144A, 1.09%, 10/28/16 (a)	4,653
150,000	Barclays Bank PLC, 3.90%, 4/07/15 (c)	157
890,000	Barrick Gold Corp., 1.75%, 5/30/14	894
1,800,000	BAT International Finance PLC 144A, 1.40%, 6/05/15 (a)	1,818
610,000	Baxter International Inc., 0.95%, 6/01/16	613
860,000	BB&T Corp., 1.60%, 8/15/17	860

Principal or Shares	Security Description	Value (000)

1,440,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	$ 1,444
880,000	Berkshire Hathaway Finance Corp., 0.95%, 8/15/16	883
2,210,000	BHP Billiton Finance USA Ltd., 1.00%, 2/24/15	2,229
2,000,000	BNP Paribas SA, 3.60%, 2/23/16	2,116
1,820,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	2,032
1,930,000	BP Capital Markets PLC, 0.70%, 11/06/15 (c)	1,931
530,000	BP Capital Markets PLC, 0.77%, 5/10/18	529
1,510,000	BP Capital Markets PLC, 0.88%, 9/26/18	1,514
2,030,000	BPCE SA, 1.49%, 4/25/16	2,061
6,100,000	BRF SA 144A, 7.75%, 5/22/18 BRL (a)(b)	2,278
980,000	Canadian Imperial Bank of Commerce, 0.77%, 7/18/16 (c)	985
2,510,000	Canadian Imperial Bank of Commerce, 0.90%, 10/01/15	2,523
2,130,000	Capital One Financial Corp., 1.00%, 11/06/15	2,127
1,660,000	Capital One Financial Corp., 2.13%, 7/15/14	1,678
800,000	Carnival Corp., 1.20%, 2/05/16	797
520,000	Carnival Corp., 1.88%, 12/15/17	510
1,260,000	Caterpillar Financial Services Corp., 1.10%, 5/29/15	1,271
1,780,000	CBQ Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,852
730,000	CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	723
1,485,000	CIT Group Inc. 144A, 4.75%, 2/15/15 (a)(c)	1,552
2,920,000	Citigroup Inc., 1.04%, 4/01/16	2,933
2,403,000	Citigroup Inc., 2.25%, 8/07/15 (c)	2,455
1,170,000	Citigroup Inc., 4.45%, 1/10/17	1,273
1,400,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	1,393
2,500,000	Commonwealth Bank of Australia 144A, 0.75%, 9/20/16 (a)	2,503
510,000	Computer Sciences Corp., 2.50%, 9/15/15 (c)	523
610,000	ConAgra Foods Inc., 1.30%, 1/25/16	612
370,000	ConAgra Foods Inc., 1.35%, 9/10/15	373
400,000	CONSOL Energy Inc., 8.00%, 4/01/17	425
770,000	Covidien International Finance SA, 1.35%, 5/29/15	778
3,050,000	Credit Agricole SA 144A, 1.10%, 10/03/16 (a)	3,058
2,390,000	Credit Agricole SA/London 144A, 1.40%, 4/15/16 (a)	2,420
1,990,000	Daimler Finance North America LLC 144A, 0.92%, 8/01/16 (a)(c)	1,996
1,540,000	Daimler Finance North America LLC 144A, 1.88%, 9/15/14 (a)	1,557
3,950,000	Digital Realty Trust LP, 4.50%, 7/15/15 (c)	4,144
2,369,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.13%, 2/15/16 (c)	2,461
260,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/01/16	272
3,400,000	Discover Bank/Greenwood DE, 2.00%, 2/21/18	3,366
2,070,000	DISH DBS Corp., 4.63%, 7/15/17	2,158
1,620,000	Dow Chemical Co., 2.50%, 2/15/16	1,680
650,000	Duke Energy Corp., 3.95%, 9/15/14	669
1,000,000	Duke Realty LP, 5.40%, 8/15/14	1,034
975,000	E*TRADE Financial Corp., 6.00%, 11/15/17	1,038
1,030,000	Eaton Corp. 144A, 0.95%, 11/02/15 (a)	1,031

14	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

560,000	Ecolab Inc., 2.38%, 12/08/14	$ 570
1,900,000	Enbridge Inc., 0.90%, 10/01/16 (c)	1,907
1,235,000	EnCana Holdings Finance Corp., 5.80%, 5/01/14	1,266
570,000	Enterprise Products Operating LLC, 1.25%, 8/13/15	573
1,650,000	Enterprise Products Operating LLC, 3.20%, 2/01/16	1,732
800,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	838
360,000	Equifax Inc., 4.45%, 12/01/14	374
1,100,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (a)	1,103
760,000	Express Scripts Holding Co., 2.10%, 2/12/15	772
830,000	Fidelity National Information Services Inc., 2.00%, 4/15/18	813
1,800,000	Fifth Third Bank, 4.75%, 2/01/15	1,884
1,600,000	FMG Resources August 2006 Pty Ltd. 144A, 6.00%, 4/01/17 (a)(c)	1,680
1,520,000	Ford Motor Credit Co. LLC, 1.52%, 5/09/16	1,542
2,360,000	Ford Motor Credit Co. LLC, 3.88%, 1/15/15	2,443
4,000,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15	4,337
600,000	Freeport-McMoRan Copper & Gold Inc., 1.40%, 2/13/15	603
550,000	Freeport-McMoRan Copper & Gold Inc., 2.15%, 3/01/17	553
3,960,000	General Electric Capital Corp., 0.89%, 7/12/16	3,984
1,390,000	General Electric Capital Corp., 1.00%, 12/11/15	1,397
825,000	General Electric Capital Corp., 1.63%, 7/02/15 (c)	839
1,730,000	General Electric Capital Corp., 3.75%, 11/14/14	1,790
1,100,000	General Motors Financial Co. Inc. 144A, 2.75%, 5/15/16 (a)	1,110
2,040,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	2,167
720,000	Gilead Sciences Inc., 2.40%, 12/01/14	734
3,280,000	Glencore Funding LLC 144A, 1.60%, 1/15/19 (a)	3,184
2,660,000	Goldman Sachs Group Inc., 1.24%, 2/07/14	2,665
3,110,000	Goldman Sachs Group Inc., 1.44%, 4/30/18	3,127
1,500,000	Goldman Sachs Group Inc., 3.30%, 5/03/15	1,553
1,600,000	Goldman Sachs Group Inc., 3.63%, 2/07/16 (c)	1,690
460,000	Hana Bank 144A, 1.38%, 2/05/16 (a)	457
2,050,000	Harley-Davidson Financial Services Inc. 144A, 1.15%, 9/15/15 (a)	2,055
1,060,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	1,106
2,690,000	HCP Inc., 2.70%, 2/01/14	2,703
970,000	Health Care REIT Inc., 3.63%, 3/15/16	1,020
1,120,000	Heineken NV 144A, 0.80%, 10/01/15 (a)	1,120
2,100,000	Hewlett-Packard Co., 2.35%, 3/15/15 (c)	2,134
2,970,000	HSBC Bank PLC 144A, 0.90%, 5/15/18 (a)	2,980
2,400,000	HSBC Bank PLC 144A, 3.10%, 5/24/16 (a)	2,528
2,390,000	HSBC USA Inc., 1.13%, 9/24/18	2,396
800,000	Huntington National Bank, 1.35%, 8/02/16	802
880,000	Hutchison Whampoa International 12 II Ltd. 144A, 2.00%, 11/08/17 (a)	877
1,110,000	Hyundai Capital America 144A, 1.63%, 10/02/15 (a)	1,118

Principal or Shares	Security Description	Value (000)

720,000	Hyundai Capital America 144A, 3.75%, 4/06/16 (a)	$ 755
2,600,000	ING Bank NV 144A, 3.75%, 3/07/17 (a)	2,752
790,000	Ingredion Inc., 3.20%, 11/01/15	821
1,500,000	International Business Machines Corp., 0.75%, 5/11/15 (c)	1,509
2,820,000	International Lease Finance Corp., 2.20%, 6/15/16 (c)	2,848
1,025,000	International Lease Finance Corp., 4.88%, 4/01/15	1,069
1,300,000	International Lease Finance Corp. 144A, 6.50%, 9/01/14 (a)	1,360
1,110,000	IPIC GMTN Ltd. 144A, 3.13%, 11/15/15 (a)	1,154
2,160,000	JB Hunt Transport Services Inc., 3.38%, 9/15/15	2,245
1,600,000	John Deere Capital Corp., 1.05%, 10/11/16	1,607
1,550,000	JPMorgan Chase & Co., 1.14%, 1/25/18	1,563
1,045,000	JPMorgan Chase & Co., 1.88%, 3/20/15	1,062
760,000	JPMorgan Chase & Co., 3.15%, 7/05/16	799
1,250,000	Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	1,194
2,160,000	Kellogg Co., 1.13%, 5/15/15	2,178
1,300,000	KeyBank NA/Cleveland OH, 5.45%, 3/03/16	1,424
1,400,000	KeyCorp, 3.75%, 8/13/15	1,471
980,000	Kraft Foods Group Inc., 1.63%, 6/04/15	995
1,300,000	Kroger Co., 2.20%, 1/15/17	1,328
3,200,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	3,241
550,000	Macy’s Retail Holdings Inc., 5.75%, 7/15/14 (c)	570
1,160,000	Marathon Oil Corp., 0.90%, 11/01/15	1,162
1,010,000	Masco Corp., 4.80%, 6/15/15 (c)	1,060
530,000	McKesson Corp., 0.95%, 12/04/15	531
2,450,000	Merck & Co. Inc., 0.62%, 5/18/18	2,460
1,850,000	Metropolitan Life Global Funding I 144A, 0.77%, 7/15/16 (a)	1,859
2,580,000	Metropolitan Life Global Funding I 144A, 1.70%, 6/29/15 (a)	2,615
2,785,000	Morgan Stanley, 1.51%, 2/25/16	2,816
3,780,000	Morgan Stanley, 1.52%, 4/25/18 (c)	3,814
830,000	Murphy Oil Corp., 2.50%, 12/01/17	837
490,000	Mylan Inc./PA 144A, 1.80%, 6/24/16 (a)	494
3,250,000	Nabors Industries Inc. 144A, 2.35%, 9/15/16 (a)	3,296
2,030,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	2,100
3,390,000	National Australia Bank Ltd./New York, 0.79%, 7/25/16 (c)	3,402
3,000,000	National Australia Bank Ltd./New York, 0.90%, 1/20/16	3,010
2,200,000	National Bank of Canada, 1.50%, 6/26/15	2,231
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,504
1,230,000	NBCUniversal Enterprise Inc. 144A, 0.93%, 4/15/18 (a)	1,239
410,000	NextEra Energy Capital Holdings Inc., 1.20%, 6/01/15	413
2,800,000	NextEra Energy Capital Holdings Inc., 1.34%, 9/01/15	2,812
2,250,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	2,251
2,240,000	Nissan Motor Acceptance Corp. 144A, 1.00%, 3/15/16 (a)	2,233

Annual Report	15

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,240,000	Nissan Motor Acceptance Corp. 144A, 1.95%, 9/12/17 (a)	$ 1,240
2,650,000	Nomura Holdings Inc., 1.70%, 9/13/16	2,698
3,290,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (a)	3,279
1,000,000	NXP BV / NXP Funding LLC 144A, 3.50%, 9/15/16 (a)(c)	1,027
1,800,000	Oversea-Chinese Banking Corp. Ltd. 144A, 1.63%, 3/13/15 (a)	1,827
2,710,000	PACCAR Financial Corp., 0.70%, 11/16/15	2,714
620,000	PACCAR Financial Corp., 1.05%, 6/05/15	625
1,685,000	Parker Hannifin Corp., 4.13%, 11/11/15 EUR (b)	2,429
560,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 2.50%, 7/11/14 (a)	566
2,500,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.13%, 5/11/15 (a)	2,570
3,000,000	PepsiCo Inc., 0.75%, 3/05/15	3,013
810,000	Petrobras International Finance Co., 2.88%, 2/06/15	825
2,350,000	Petroleos Mexicanos, 2.27%, 7/18/18	2,429
2,500,000	Petroleos Mexicanos, 4.88%, 3/15/15 (c)	2,637
600,000	Phillips 66, 1.95%, 3/05/15	610
600,000	Phillips 66, 2.95%, 5/01/17	625
1,865,000	Plains Exploration & Production Co., 6.50%, 11/15/20	2,056
1,200,000	PNC Bank NA, 1.15%, 11/01/16	1,204
750,000	Precision Castparts Corp., 0.70%, 12/20/15	749
1,220,000	Principal Life Global Funding II 144A, 1.00%, 12/11/15 (a)	1,223
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,020
1,500,000	Prudential Financial Inc., 1.04%, 8/15/18	1,508
500,000	Prudential Financial Inc., 4.75%, 9/17/15	536
739,000	QBE Insurance Group Ltd., 6.13%, 9/28/15 GBP (b)(d)	1,281
780,000	Quest Diagnostics Inc., 1.10%, 3/24/14	782
3,800,000	RCI Banque SA 144A, 2.12%, 4/11/14 (a)	3,808
2,030,000	Regions Financial Corp., 2.00%, 5/15/18	1,998
540,000	Reynolds American Inc., 1.05%, 10/30/15 (c)	541
1,500,000	Rio Tinto Finance USA PLC, 1.13%, 3/20/15	1,509
1,260,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (a)	1,263
820,000	Rogers Communications Inc., 6.38%, 3/01/14	835
3,890,000	Royal Bank of Canada, 0.71%, 9/09/16	3,905
1,695,000	Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	1,737
1,880,000	Sabine Pass LNG LP, 7.50%, 11/30/16	2,108
1,050,000	SABMiller Holdings Inc. 144A, 0.93%, 8/01/18 (a)	1,060
1,000,000	SABMiller Holdings Inc. 144A, 1.85%, 1/15/15 (a)	1,013
1,440,000	SABMiller Holdings Inc. 144A, 2.45%, 1/15/17 (a)	1,488
830,000	SBA Communications Corp., 5.63%, 10/01/19	857
1,885,000	Seagate HDD Cayman 144A, 3.75%, 11/15/18 (a)	1,901
410,000	Simon Property Group LP, 4.20%, 2/01/15	425
1,400,000	Sinopec Capital 2013 Ltd. 144A, 1.25%, 4/24/16 (a)(c)	1,393
3,800,000	Societe Generale SA, 1.33%, 10/01/18 (c)	3,814

Principal or Shares	Security Description	Value (000)

1,020,000	Softbank Corp. 144A, 4.50%, 4/15/20 (a)	$ 1,010
1,500,000	SpareBank 1 Boligkreditt AS 144A, 1.25%, 5/02/18 (a)	1,471
965,000	Statoil ASA, 2.90%, 10/15/14	989
810,000	Stryker Corp., 3.00%, 1/15/15	834
1,480,000	Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	1,479
850,000	Sumitomo Mitsui Banking Corp., 0.91%, 7/19/16 (c)	856
3,080,000	Svenska Handelsbanken AB, 0.70%, 3/21/16	3,091
2,700,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.03%, 3/17/15 (a)	2,716
1,340,000	Tesoro Corp., 4.25%, 10/01/17	1,397
1,510,000	Thomson Reuters Corp., 0.88%, 5/23/16 (c)	1,504
1,010,000	Time Warner Inc., 3.15%, 7/15/15	1,051
1,820,000	T-Mobile USA Inc. 144A, 5.25%, 9/01/18 (a)(c)	1,897
1,180,000	Toronto-Dominion Bank, 0.72%, 9/09/16	1,186
2,625,000	Toronto-Dominion Bank, 2.50%, 7/14/16 (c)	2,736
1,950,000	Total Capital International SA, 0.83%, 8/10/18	1,963
3,040,000	Total System Services Inc., 2.38%, 6/01/18	2,996
3,000,000	TransCanada PipeLines Ltd., 0.88%, 3/02/15	3,010
1,600,000	TransCanada PipeLines Ltd., 0.93%, 6/30/16	1,613
1,000,000	TransCanada PipeLines Ltd., 3.40%, 6/01/15 (c)	1,044
670,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	668
910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	887
500,000	UnitedHealth Group Inc., 1.40%, 10/15/17 (c)	501
1,380,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (a)	1,432
1,336,000	Ventas Realty LP, 1.55%, 9/26/16	1,347
770,000	Verizon Communications Inc., 1.78%, 9/15/16	792
1,830,000	Verizon Communications Inc., 2.00%, 9/14/18 (c)	1,950
1,100,000	Viacom Inc., 4.38%, 9/15/14	1,135
1,000,000	Virgin Australia 2013-1A Trust 144A, 5.00%, 10/23/23 (a)	1,025
1,120,000	Vivendi SA 144A, 2.40%, 4/10/15 (a)	1,150
2,410,000	Vodafone Group PLC, 0.65%, 2/19/16	2,411
2,525,000	Vodafone Group PLC, 4.15%, 6/10/14	2,580
2,680,000	Volkswagen International Finance NV 144A, 1.15%, 11/20/15 (a)	2,698
700,000	Volkswagen International Finance NV 144A, 1.63%, 3/22/15 (a)	709
2,000,000	Vornado Realty LP, 4.25%, 4/01/15	2,074
3,145,000	Wachovia Bank NA, 4.80%, 11/01/14	3,278
2,100,000	Walgreen Co., 1.00%, 3/13/15	2,109
1,500,000	Want Want China Finance Ltd. 144A, 1.88%, 5/14/18 (a)	1,449
1,050,000	WellPoint Inc., 1.25%, 9/10/15	1,059
2,000,000	WellPoint Inc., 2.38%, 2/15/17	2,048
90,000	Wells Fargo & Co., 0.87%, 4/23/18	90
3,530,000	Western Union Co., 1.26%, 8/21/15	3,545
2,970,000	Westpac Banking Corp., 0.95%, 1/12/16	2,985
135,000	Westpac Banking Corp., 1.01%, 9/25/15	137
1,590,000	Windstream Corp., 7.88%, 11/01/17	1,826
700,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	705
600,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (a)	606
4,900,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	4,992
1,310,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (a)	1,352

16	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

146,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	$ 151
2,140,000	WPX Energy Inc., 5.25%, 1/15/17	2,295
4,080,000	Xstrata Finance Canada Ltd. 144A, 2.70%, 10/25/17 (a)	4,103

Total Corporate Bond (Cost - $458,394)		463,532

FDIC Guaranteed (1%)
1,123,976	FDIC Structured Sale Guaranteed Notes 144A, 0.72%, 2/25/48 (a)	1,123
6,101,684	FDIC Structured Sale Guaranteed Notes 144A, 0.90%, 12/04/20 (a)	6,154
1,495,403	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (a)	1,545
2,180,693	FDIC Trust 144A, 2.18%, 5/25/50 (a)	2,201

Total FDIC Guaranteed (Cost - $10,896)		11,023

Foreign Government (1%)
90,100,000	Mexican Bonos, 5.00%, 6/15/17 MXN (b)	6,990
49,851,000	Mexican Bonos, 6.00%, 6/18/15 MXN (b)	3,965
750,000	Panama Government International Bond, 7.25%, 3/15/15	813

Total Foreign Government (Cost - $12,298)		11,768

Mortgage Backed (7%)
3,686,319	Adjustable Rate Mortgage Trust, 3.76%, 3/25/37	2,815
1,037,198	Bank of America Mortgage 2002-K Trust, 2.75%, 10/20/32	1,051
2,210,000	Connecticut Avenue Securities Series, 2.17%, 10/25/23	2,225
2,473,142	Credit Suisse Mortgage Capital Certificates 144A, 1.18%, 2/27/47 (a)	2,431
3,206,865	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (a)	3,095
1,635,969	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)	1,539
1,494,700	FN 708229 ARM, 2.04%, 4/01/33	1,591
669,948	FN 743821 ARM, 2.38%, 11/01/33	704
612,708	FN 755867 ARM, 2.65%, 12/01/33	650
654,084	FN 790762 ARM, 2.06%, 9/01/34	693
863,425	FN 790764 ARM, 2.07%, 9/01/34	914
813,652	FN 794792 ARM, 2.15%, 10/01/34	859
1,315,650	FN 794797 ARM, 1.98%, 10/01/34	1,375
4,672,806	Fosse Master Issuer PLC 144A, 1.65%, 10/18/54 (a)	4,740
2,693,778	HarborView Mortgage Loan Trust 2005-14, 2.75%, 12/19/35	2,391
781,075	HomeBanc Mortgage Trust, 1.03%, 8/25/29	729
435,024	Indymac Index Mortgage Loan Trust, 2.57%, 10/25/34	412
1,718,624	JP Morgan Mortgage Trust 144A, 2.50%, 3/25/43 (a)	1,668
1,446,301	MLCC Mortgage Investors Inc., 2.17%, 2/25/36	1,383
936,838	MLCC Mortgage Investors Inc., 2.19%, 12/25/34	961
191,384	Morgan Stanley Mortgage Loan Trust 2004-5AR, 2.16%, 7/25/34	190

Principal or Shares	Security Description	Value (000)

208,714	Provident Funding Mortgage Loan Trust, 2.57%, 4/25/34	$ 208
3,220,070	Residential Asset Securitization Trust, 6.00%, 8/25/36	2,496
563,823	Sequoia Mortgage Trust, 0.97%, 10/20/27	544
2,306,431	Sequoia Mortgage Trust, 1.45%, 2/25/43	2,278
2,152,000	Sequoia Mortgage Trust, 1.55%, 4/25/43	2,080
1,379,758	Sequoia Mortgage Trust, 2.87%, 1/25/42	1,375
2,253,743	Sequoia Mortgage Trust, 3.50%, 4/25/42	2,270
3,072,769	Springleaf Mortgage Loan Trust 144A, 1.27%, 6/25/58 (a)	3,046
1,592,913	Springleaf Mortgage Loan Trust 144A, 1.57%, 12/25/59 (a)	1,597
1,875,999	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)	1,875
1,144,493	Springleaf Mortgage Loan Trust 144A, 2.22%, 10/25/57 (a)	1,169
474,117	Structured Adjustable Rate Mortgage Loan Trust, 2.48%, 10/25/34	468
2,111,236	Structured Adjustable Rate Mortgage Loan Trust, 2.50%, 8/25/34	2,079
966,718	Structured Asset Mortgage Investments Inc., 2.02%, 10/19/34	614
1,630,178	Vericrest Opportunity Loan Transferee 144A, 2.73%, 11/25/60 (a)	1,618

Total Mortgage Backed (Cost - $57,920)		56,133

Municipal (0%)
1,790,000	Florida Hurricane Catastrophe Fund Finance
	Corp., 1.30%, 7/01/16
	(Cost - $1,790)	1,789

NCUA Guaranteed (0%)
487,545	NCUA Guaranteed Notes Trust 2010-R1,
	1.84%, 10/07/20
	(Cost - $488)	492

U.S. Government Agency (0%)
400,000	FNMA, 1.13%, 3/28/18
	(Cost - $400)	394

U.S. Treasury (26%)
4,200,000	U.S. Treasury Note, 0.25%, 7/31/15	4,200
24,180,000	U.S. Treasury Note, 0.25%, 9/15/15	24,162
25,000,000	U.S. Treasury Note, 0.25%, 10/31/15	24,972
23,250,000	U.S. Treasury Note, 0.25%, 4/15/16	23,153
28,665,000	U.S. Treasury Note, 0.25%, 5/15/16	28,530
8,000,000	U.S. Treasury Note, 0.38%, 1/15/16	8,003
17,395,000	U.S. Treasury Note, 0.38%, 3/15/16	17,385
41,465,000	U.S. Treasury Note, 0.50%, 6/15/16 (e)	41,499
37,286,000	U.S. Treasury Note, 0.63%, 7/15/16	37,413
13,000,000	U.S. Treasury Note, 1.00%, 9/30/16	13,162
380,000	U.S. Treasury Note, 1.25%, 10/31/15	387

Total U.S. Treasury (Cost - $222,615)		222,866

Purchased Call Options (0%)
162	U.S. Treasury 5 Year Futures Option, 122,
	11/22/13
	(Cost - $33)	23

Annual Report	17

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
Purchased Put Options (0%)
457	U.S. Treasury 10 Year Futures Option, 123,
	11/22/13	$ 7
162	U.S. Treasury 5 Year Futures Option, 119,
	11/22/13	1

Total Purchased Put Options (Cost - $174)		8

Investment Company (7%)
56,359,271	Payden Cash Reserves Money Market Fund *
	(Cost - $56,359)	56,359

Total (Cost - $897,268) (106%)		899,935
Liabilities in excess of Other Assets (-6%)		(51,069)

Net Assets (100%)		$ 848,866

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $50,459 and the total market value of the collateral held by the Fund is $51,869. Amounts in 000s.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/12/2013	British Pound (Sell 2,649)	HSBC Securities	$33
12/3/2013	British Pound (Sell 7,347)	JP Morgan	72
11/12/2013	Euro (Sell 3,864)	Citigroup	16
12/23/2013	Mexican Peso	RBS	150
	(Sell 150,970)

			$271

Liabilities:
11/18/2013	Brazilian Real (Sell 5,090)	HSBC Securities	(204)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
250	Australian 3 Year	Dec-13	$25,627	$27
	Bond Future
33	U.S. Treasury 10 Year	Dec-13	(4,203)	(37)
	Note Future
63	U.S. Treasury 2 Year	Jan-14	13,887	19
	Note Future
193	U.S. Treasury 5 Year	Jan-14	(23,486)	(470)
	Note Future

				$(461)

See notes to financial statements.

18	Payden Mutual Funds

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
Mortgage backed	73%
U.S. Government Guaranteed	18%
Cash equivalent	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (5%)
648,908	FDIC Structured Sale Guaranteed Notes 144A, 0.87%, 12/29/45 (a)	$ 651
2,983,046	FDIC Structured Sale Guaranteed Notes 144A, 0.90%, 12/04/20 (a)	3,008
1,620,020	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (a)	1,674
1,626,038	FDIC Trust 144A, 2.18%, 5/25/50 (a)	1,642

Total FDIC Guaranteed (Cost - $6,886)		6,975

Mortgage Backed (77%)
2,722,354	FG E09018 15YR, 2.50%, 1/01/28	2,759
1,234,155	FH 1B8336 ARM, 3.09%, 6/01/41	1,290
782,003	FH 1B8378 ARM, 3.19%, 7/01/41	808
1,974,254	FH 1Q0740 ARM, 2.41%, 3/01/39	2,096
1,523,810	FH 1Q1363 ARM, 2.60%, 2/01/36	1,618
1,061,619	FH 2B0639 ARM, 2.30%, 6/01/42	1,088
1,870,277	FH 2B0709 ARM, 2.11%, 8/01/42	1,905
1,929,788	FH 2B0721 ARM, 2.28%, 9/01/42	1,977
1,730,725	FH 2B0972 ARM, 2.00%, 11/01/42	1,766
1,722,932	FH 2B1286 ARM, 2.11%, 4/01/43	1,762
1,876,683	FH 2B1317 ARM, 2.00%, 4/01/43	1,913
563,075	FHLB, 2.60%, 4/20/15	577
935,543	FHLMC Structured Pass Through Securities, 3.61%, 2/27/15	939
438,725	FHR 3728 EH, 3.00%, 9/15/20	450
1,061,730	FHR 3997 PJ, 3.00%, 1/15/40	1,094
1,006,231	FHR 4030 CG, 2.50%, 4/15/27	1,034
912,511	FHR 4073 BE, 2.00%, 5/15/39	887
8,000,000	FN, 3.50%, 15YR TBA (b)	8,449
1,300,000	FN 468880 ARM, 0.73%, 8/01/21	1,302
698,378	FN 555936 ARM, 2.31%, 9/01/33	751
691,192	FN 784365 ARM, 2.05%, 5/01/34	735
706,835	FN 795816 ARM, 2.03%, 7/01/34	744
142,797	FN 838958 ARM, 2.26%, 8/01/35	152
2,169,375	FN 870542 ARM, 2.40%, 3/01/36	2,306
1,585,591	FN 890434 15YR, 3.00%, 7/01/27	1,649
2,789,646	FN AB7905 15YR, 2.50%, 2/01/28	2,822
2,729,597	FN AB7995 10YR, 2.50%, 2/01/23	2,809

Principal or Shares	Security Description	Value (000)

957,964	FN AB8997 15YR, 2.50%, 4/01/28	$ 969
947,736	FN AC0045 ARM, 2.21%, 10/01/38	1,006
1,852,804	FN AE0193 ARM, 3.69%, 7/01/40	1,968
1,353,446	FN AI4019 ARM, 3.43%, 7/01/41	1,429
2,315,919	FN AJ4109 ARM, 2.35%, 12/01/41	2,388
1,236,941	FN AJ8354 ARM, 2.53%, 1/01/42	1,279
987,361	FN AJ8557 ARM, 2.52%, 1/01/42	1,020
1,356,358	FN AK0013 ARM, 2.42%, 1/01/42	1,396
964,848	FN AK2233 ARM, 2.45%, 5/01/42	996
1,647,549	FN AL0407 30YR, 6.50%, 4/01/39	1,875
932,869	FN AL0502 ARM, 3.01%, 6/01/41	975
1,151,319	FN AL1193 30YR, 4.00%, 11/01/41	1,215
2,571,612	FN AL1869 15YR, 3.00%, 6/01/27	2,675
3,467,851	FN AL2095 15YR, 3.00%, 6/01/27	3,607
1,284,568	FN AL2187 ARM, 3.00%, 3/01/42	1,342
2,573,462	FN AL2221 15YR, 3.00%, 7/01/27	2,678
1,780,102	FN AO2280 ARM, 2.15%, 10/01/42	1,822
1,901,785	FN AO7975 15YR, 3.00%, 6/01/27	1,978
1,250,120	FN AP0619 ARM, 2.26%, 7/01/42	1,281
1,827,374	FN AP4080 ARM, 2.24%, 9/01/42	1,871
2,186,841	FN AP4746 15YR, 3.00%, 8/01/27	2,275
841,065	FN AP7869 ARM, 2.20%, 8/01/42	861
1,766,056	FN AQ4765 10YR, 2.50%, 11/01/22	1,817
646,210	FNR, 0.92%, 2/25/32	647
1,696,215	FNR 2011-127 UC, 2.50%, 6/25/39	1,735
1,061,140	FNR 2013-25 FN, 0.62%, 4/25/18	1,067
741,610	FNW 02-W6 2A, 6.98%, 6/25/42	877
185,114	FNW 04-W2 4A, 2.91%, 2/25/44	192
772,970	G2 3515 30YR, 5.50%, 2/20/34	864
1,886,218	G2 5301 15YR, 3.50%, 2/20/27	1,992
1,368,828	G2 778200 20YR, 4.00%, 2/20/32	1,427
991,925	G2 778203 20YR, 4.75%, 2/20/32	1,061
997,232	G2 82457 ARM, 2.00%, 1/20/40	1,029
1,259,419	GN 737791 30YR, 4.50%, 12/15/40	1,371
551,579	GNR 2004-11 F, 0.47%, 2/20/34	553
1,066,619	GNR 2008-32 PA, 4.00%, 8/16/37	1,134
1,054,791	GNR 2009-26 BA, 4.00%, 1/16/38	1,120
675,290	GNR 2011-60 GK, 2.00%, 9/20/34	681

Annual Report	19

Payden U.S. Government Fund continued

Principal or Shares	Security Description	Value (000)

1,454,491	United States Small Business Administration, 2.88%, 9/10/21	$ 1,487

Total Mortgage Backed (Cost - $102,505)		101,642

NCUA Guaranteed (14%)
1,920,871	NCUA Guaranteed Notes Trust 2010-A1, 0.52%, 12/07/20	1,923
1,500,000	NCUA Guaranteed Notes Trust 2010-C1, 2.90%, 10/29/20	1,565
1,268,565	NCUA Guaranteed Notes Trust 2010-R1, 0.62%, 10/07/20	1,274
538,715	NCUA Guaranteed Notes Trust 2010-R1, 1.84%, 10/07/20	543
3,748,755	NCUA Guaranteed Notes Trust 2010-R2, 0.54%, 11/06/17	3,755
2,833,505	NCUA Guaranteed Notes Trust 2010-R3, 0.73%, 12/08/20	2,848
1,575,381	NCUA Guaranteed Notes Trust 2011-R2, 0.57%, 2/06/20	1,583
2,922,132	NCUA Guaranteed Notes Trust 2011-R4, 0.55%, 3/06/20	2,929
1,000,859	NCUA Guaranteed Notes Trust 2011-R5, 0.55%, 4/06/20	993
510,099	NCUA Guaranteed Notes Trust 2011-R6, 0.55%, 5/07/20	511

Total NCUA Guaranteed (Cost - $17,843)		17,924

Principal or Shares	Security Description	Value (000)
Purchased Call Options (0%)
70	U.S. Treasury 5 Year Futures Option, 122, 11/22/13 (Cost - $3)	$ 10

Purchased Put Options (0%)
70	U.S. Treasury 5 Year Futures Option, 119, 11/22/13 (Cost - $49)	1

Investment Company (10%)
13,219,416	Payden Cash Reserves Money Market Fund * (Cost - $13,219)	13,219

Total (Cost - $140,505) (106%)		139,771
Liabilities in excess of Other Assets (-6%)		(7,942)

Net Assets (100%)		$ 131,829

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.

See notes to financial statements.

20	Payden Mutual Funds

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Mortgage Backed	95%
U.S. Government Guaranteed	3%
Cash Equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
1,404,970	FDIC Structured Sale Guaranteed Notes 144A, 0.72%, 2/25/48 (a)	$ 1,404
1,752,050	FDIC Structured Sale Guaranteed Notes 144A, 0.87%, 12/29/45 (a)	1,759
5,033,890	FDIC Structured Sale Guaranteed Notes 144A, 0.90%, 12/04/20 (a)	5,077

Total FDIC Guaranteed (Cost - $8,202)		8,240

Mortgage Backed (154%)
1,477,599	FH 1B4282 ARM, 2.44%, 10/01/38	1,573
4,535,011	FH 1G0501 ARM, 2.48%, 6/01/35	4,801
1,897,316	FH 1J1279 ARM, 2.42%, 4/01/36	2,031
3,565,946	FH 1Q0062 ARM, 2.04%, 11/01/35	3,788
1,917,430	FH 847228 ARM, 3.00%, 1/01/34	2,035
5,000,000	FN, 3.00%, 30YR TBA (b)	4,935
55,000,000	FN, 3.50%, 30YR TBA (b)	56,427
3,048,052	FN 783587 ARM, 2.36%, 3/01/35	3,203
1,661,388	FN 832100 ARM, 2.42%, 7/01/35	1,772
2,749,471	FN AK0419 ARM, 2.37%, 12/01/27	2,934
50,795	FNR 1998-12 A, 3.79%, 2/25/18	53
2,030,486	FNR 2007-95 A1, 0.42%, 8/27/36	2,035
3,695,894	FNW 04-W2 4A, 2.91%, 2/25/44	3,823
50,000,000	G2, 3.00%, 30YR TBA (b)	49,898
40,000,000	G2, 3.50%, 30YR TBA (b)	41,563
12,000,000	G2, 4.00%, 30YR TBA (b)	12,801
30,620,000	G2, 4.50%, 30YR TBA (b)	33,180
2,000,000	G2, 4.50%, 30YR TBA (b)	2,162
143,912	G2 3133 30YR, 6.50%, 9/20/31	164
1,811,143	G2 3415 30YR, 5.50%, 7/20/33	2,000
1,276,574	G2 3515 30YR, 5.50%, 2/20/34	1,427
1,801,890	G2 3584 30YR, 6.00%, 7/20/34	2,006
1,386,731	G2 3599 30YR, 6.50%, 8/20/34	1,552
1,445,499	G2 3711 30YR, 5.50%, 5/20/35	1,600
1,960,052	G2 3747 30YR, 5.00%, 8/20/35	2,151
1,225,622	G2 3772 30YR, 5.00%, 10/20/35	1,345
1,899,641	G2 3785 30YR, 5.00%, 11/20/35	2,085
887,123	G2 3805 30YR, 5.00%, 1/20/36	974
3,959,525	G2 3819 30YR, 5.50%, 2/20/36	4,359

Principal or Shares	Security Description	Value (000)

540,833	G2 3891 30YR, 6.50%, 8/20/36	$ 603
4,649,319	G2 4678 30YR, 4.50%, 4/20/40	5,060
2,806,037	G2 4802 30YR, 5.00%, 9/20/40	3,088
5,458,057	G2 4978 30YR, 4.50%, 3/20/41	5,927
4,863,781	G2 5083 30YR, 5.00%, 6/20/41	5,323
1,886,218	G2 5301 15YR, 3.50%, 2/20/27	1,992
2,363,477	G2 701705 30YR, 5.00%, 2/20/39	2,533
2,556,231	G2 713314 30YR, 6.00%, 3/20/39	2,767
972,879	G2 728869 30YR, 4.13%, 4/20/40	1,040
746,464	G2 728870 30YR, 4.63%, 4/20/40	811
855,151	G2 736498 30YR, 4.13%, 4/20/40	914
653,285	G2 736499 30YR, 4.63%, 4/20/40	711
623,085	G2 742040 30YR, 4.13%, 5/20/40	667
610,960	G2 742041 30YR, 4.63%, 6/20/40	665
5,663,847	G2 757211 30YR, 4.50%, 12/20/40	6,194
971,339	G2 770239 30YR, 4.00%, 2/20/42	1,030
173,900	G2 80011 ARM, 1.63%, 11/20/26	181
578,400	G2 80013 ARM, 2.00%, 11/20/26	600
231,591	G2 80022 ARM, 1.63%, 12/20/26	241
177,943	G2 80023 ARM, 1.63%, 12/20/26	185
511,888	G2 80029 ARM, 1.63%, 1/20/27	531
1,125,371	G2 80044 ARM, 1.63%, 2/20/27	1,166
1,537,056	G2 80052 ARM, 1.63%, 3/20/27	1,593
223,467	G2 8006 ARM, 1.75%, 7/20/22	233
2,958,648	G2 80074 ARM, 1.63%, 5/20/27	3,083
446,848	G2 80134 ARM, 1.63%, 11/20/27	464
199,277	G2 80272 ARM, 1.63%, 4/20/29	208
157,495	G2 80311 ARM, 1.75%, 8/20/29	164
3,174,679	G2 80319 ARM, 1.75%, 9/20/29	3,305
102,138	G2 80346 ARM, 1.63%, 11/20/29	106
886,362	G2 8041 ARM, 1.75%, 8/20/22	923
192,000	G2 80424 ARM, 1.75%, 7/20/30	200
404,437	G2 80428 ARM, 2.00%, 7/20/30	420
202,891	G2 80507 ARM, 1.63%, 4/20/31	211
1,001,898	G2 80541 ARM, 1.75%, 9/20/31	1,043
689,357	G2 80556 ARM, 1.63%, 11/20/31	715
751,227	G2 80569 ARM, 1.63%, 1/20/32	779
424,806	G2 80570 ARM, 1.63%, 1/20/32	440

Annual Report	21

Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

174,059	G2 80579 ARM, 1.63%, 2/20/32	$ 180
237,566	G2 80612 ARM, 1.63%, 6/20/32	248
539,877	G2 8062 ARM, 1.63%, 10/20/22	561
2,382,131	G2 80637 ARM, 1.75%, 9/20/32	2,480
7,252,936	G2 80749 ARM, 1.63%, 10/20/33	7,537
659,844	G2 80780 ARM, 2.13%, 12/20/33	685
204,237	G2 80791 ARM, 2.63%, 12/20/33	213
5,277,441	G2 80795 ARM, 1.63%, 12/20/33	5,484
2,084,211	G2 80826 ARM, 1.63%, 2/20/34	2,165
3,237,472	G2 80835 ARM, 1.63%, 2/20/34	3,356
630,147	G2 80837 ARM, 1.63%, 2/20/34	653
260,860	G2 80934 ARM, 1.63%, 6/20/34	272
593,322	G2 81018 ARM, 1.75%, 8/20/34	618
121,932	G2 81019 ARM, 2.25%, 8/20/34	127
653,565	G2 81036 ARM, 1.75%, 8/20/34	680
33,581	G2 81044 ARM, 1.75%, 8/20/34	35
987,578	G2 81166 ARM, 1.63%, 12/20/34	1,026
124,237	G2 8121 ARM, 1.63%, 1/20/23	129
2,377,798	G2 81214 ARM, 1.63%, 1/20/35	2,465
894,835	G2 81220 ARM, 1.63%, 1/20/35	928
788,420	G2 81278 ARM, 1.63%, 3/20/35	817
146,047	G2 81402 ARM, 2.25%, 7/20/35	152
36,726	G2 81405 ARM, 2.25%, 7/20/35	38
2,377,975	G2 81696 ARM, 1.63%, 6/20/36	2,478
556,384	G2 81807 ARM, 1.63%, 12/20/36	578
470,723	G2 81938 ARM, 1.75%, 7/20/37	490
476,319	G2 8198 ARM, 1.63%, 5/20/23	488
6,313,020	G2 82074 ARM, 1.63%, 5/20/38	6,580
3,670,693	G2 82107 ARM, 2.00%, 7/20/38	3,808
520,941	G2 82151 ARM, 1.75%, 9/20/38	542
158,366	G2 82245 ARM, 3.00%, 12/20/38	165
180,798	G2 8228 ARM, 1.75%, 7/20/23	188
6,298,307	G2 82457 ARM, 2.00%, 1/20/40	6,499
3,969,411	G2 82463 ARM, 3.75%, 1/20/40	4,213
1,871,926	G2 82606 ARM, 4.00%, 8/20/40	1,989
150,421	G2 8301 ARM, 1.63%, 10/20/23	156
2,788,750	G2 8302 ARM, 1.63%, 10/20/23	2,898
2,104,349	G2 83031 ARM, 2.50%, 1/20/42	2,182
1,645,363	G2 83048 ARM, 3.00%, 2/20/42	1,723
175,010	G2 8339 ARM, 1.63%, 12/20/23	182
447,104	G2 8358 ARM, 1.63%, 1/20/24	463
345,392	G2 8359 ARM, 1.63%, 1/20/24	358
319,146	G2 8371 ARM, 1.63%, 2/20/24	331
162,240	G2 8373 ARM, 1.63%, 2/20/24	168
532,949	G2 8387 ARM, 1.63%, 3/20/24	552
520,399	G2 8398 ARM, 1.63%, 4/20/24	542
482,587	G2 8399 ARM, 1.63%, 4/20/24	503
277,255	G2 8421 ARM, 1.63%, 5/20/24	289
449,667	G2 849350 ARM, 1.63%, 12/20/25	467
647,129	G2 849351 ARM, 1.63%, 11/20/25	672
1,534,328	G2 8547 ARM, 2.00%, 11/20/24	1,592
126,080	G2 8580 ARM, 2.00%, 1/20/25	132
189,629	G2 8595 ARM, 2.00%, 2/20/25	198
361,274	G2 8781 ARM, 1.63%, 1/20/26	374
348,224	G2 8814 ARM, 1.63%, 2/20/26	361
137,283	G2 8815 ARM, 1.63%, 2/20/26	142
92,203	G2 8855 ARM, 2.00%, 10/20/21	96
113,413	G2 8867 ARM, 1.63%, 11/20/21	118
833,625	G2 8968 ARM, 1.75%, 9/20/26	868
194,156	G2 8989 ARM, 1.63%, 10/20/26	202

Principal or Shares	Security Description	Value (000)

1,854,001	G2 8991 ARM, 1.63%, 10/20/26	$ 1,927
10,000,000	GN, 3.00%, 30YR TBA (b)	9,970
10,000,000	GN, 3.50%, 30YR TBA (b)	10,372
26,000,000	GN, 4.00%, 30YR TBA (b)	27,653
10,132,904	GN 367090 30YR, 4.50%, 7/15/41	11,129
11,804,940	GN 367092 30YR, 4.50%, 7/15/41	12,797
3,806,350	GN 455989 15YR, 5.00%, 7/15/26	4,189
343,877	GN 524825 30YR, 5.47%, 10/15/29	375
112,842	GN 524869 30YR, 5.47%, 1/15/30	123
277,676	GN 524925 30YR, 5.47%, 2/15/30	303
165,165	GN 524968 30YR, 5.47%, 3/15/30	180
165,482	GN 524996 30YR, 5.47%, 5/15/30	181
158,555	GN 525015 30YR, 5.47%, 6/15/30	173
113,926	GN 525033 30YR, 5.47%, 7/15/30	124
48,921	GN 546392 30YR, 5.47%, 2/15/31	53
620,149	GN 558954 20YR, 5.25%, 5/15/29	662
1,324,347	GN 558956 30YR, 4.50%, 6/15/29	1,413
274,850	GN 596009 30YR, 5.75%, 7/15/32	301
88,693	GN 596023 30YR, 5.75%, 7/15/32	97
123,452	GN 596035 30YR, 5.75%, 8/15/32	135
337,535	GN 596054 30YR, 5.75%, 8/15/32	370
161,320	GN 596071 30YR, 5.75%, 8/15/32	177
167,237	GN 596072 30YR, 5.75%, 7/15/32	183
425,311	GN 596090 30YR, 5.75%, 8/15/32	466
402,785	GN 596135 30YR, 5.75%, 8/15/32	441
152,245	GN 596166 30YR, 5.75%, 8/15/32	167
235,945	GN 596178 30YR, 5.75%, 9/15/32	259
194,618	GN 596197 30YR, 5.75%, 8/15/32	213
230,581	GN 596225 30YR, 5.75%, 9/15/32	253
43,223	GN 596230 30YR, 5.75%, 8/15/32	47
35,527	GN 596231 30YR, 5.75%, 9/15/32	39
194,136	GN 596237 30YR, 5.75%, 9/15/32	213
45,373	GN 596312 30YR, 5.75%, 9/15/32	50
67,043	GN 596313 30YR, 5.75%, 9/15/32	73
206,682	GN 596396 30YR, 5.75%, 9/15/32	227
382,972	GN 601699 30YR, 5.70%, 12/15/32	420
538,059	GN 601738 30YR, 5.25%, 1/15/33	587
422,580	GN 601772 30YR, 5.25%, 1/15/33	461
305,969	GN 601774 30YR, 5.25%, 1/15/33	334
173,581	GN 601775 30YR, 5.70%, 1/15/33	191
196,088	GN 601786 30YR, 5.25%, 2/15/33	214
244,111	GN 601791 30YR, 5.25%, 2/15/33	267
386,464	GN 601810 30YR, 5.25%, 2/15/33	422
275,136	GN 601845 30YR, 5.25%, 2/15/33	300
214,697	GN 601858 30YR, 5.70%, 2/15/33	235
87,487	GN 601871 30YR, 5.75%, 12/15/32	96
1,398,890	GN 601872 30YR, 5.25%, 3/15/33	1,541
32,527	GN 601912 30YR, 5.25%, 3/15/33	36
408,255	GN 601937 30YR, 5.25%, 3/15/33	446
168,629	GN 602002 30YR, 5.25%, 3/15/33	184
201,159	GN 602043 30YR, 5.25%, 4/15/33	220
841,864	GN 605099 30YR, 5.50%, 3/15/34	947
161,710	GN 613272 30YR, 5.25%, 5/15/33	177
100,218	GN 613354 30YR, 5.45%, 7/15/33	109
120,521	GN 613355 30YR, 5.70%, 4/15/33	132
66,528	GN 613379 30YR, 5.45%, 7/15/33	73
2,209,490	GN 616826 30YR, 5.50%, 1/15/35	2,484
1,469,418	GN 629903 35YR, 5.80%, 6/15/42	1,526
6,698,020	GN 630057 30YR, 5.13%, 4/15/48	7,179
3,807,307	GN 673234 30YR, 6.00%, 11/15/38	4,207

22	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,056,427	GN 677318 30YR, 6.00%, 9/15/38	$ 1,168
1,636,378	GN 697066 30YR, 5.00%, 3/15/39	1,761
6,213,654	GN 701943 30YR, 5.00%, 6/15/39	6,921
4,297,016	GN 704439 30YR, 4.50%, 3/15/39	4,639
5,307,115	GN 710868 30YR, 5.50%, 9/15/39	5,831
1,829,155	GN 713930 30YR, 5.00%, 10/15/39	1,978
791,705	GN 728159 20YR, 5.25%, 11/15/29	847
8,177,384	GN 734089 30YR, 4.00%, 12/15/40	8,725
1,621,042	GN 743362 30YR, 4.75%, 6/15/40	1,755
218,440	GN 743363 30YR, 4.25%, 5/15/40	233
190,572	GN 743502 30YR, 4.25%, 6/15/40	203
525,883	GN 743503 30YR, 4.75%, 6/15/40	568
496,698	GN 743611 30YR, 4.75%, 6/15/40	538
10,030,225	GN 745187 30YR, 4.50%, 7/15/40	10,925
201,177	GN 747368 30YR, 4.75%, 7/15/40	217
282,720	GN 747491 30YR, 4.75%, 7/15/40	306
64,849	GN 747610 30YR, 4.75%, 8/15/40	70
67,957	GN 747740 30YR, 4.25%, 9/15/40	72
366,763	GN 747741 30YR, 4.75%, 9/15/40	399
1,492,021	GN 761040 30YR, 4.25%, 3/15/41	1,602
1,092,135	GN 762726 30YR, 4.25%, 3/15/41	1,172
1,116,879	GN 763012 30YR, 4.25%, 4/15/41	1,191
1,242,965	GN 763216 30YR, 4.25%, 4/15/41	1,334
75,102	GN 768576 30YR, 4.25%, 4/15/41	80
264,515	GN 768721 30YR, 4.25%, 4/15/41	282
315,625	GN 768886 30YR, 4.25%, 6/15/41	337
793,052	GN 781636 30YR, 5.50%, 7/15/33	889
980,102	GN 781810 30YR, 5.50%, 10/15/34	1,083
3,111,182	GN 782835 30YR, 6.00%, 12/15/39	3,434
3,356,895	GN 782858 30YR, 6.00%, 11/15/39	3,705
2,236,775	GNR 1998-2 FA, 0.68%, 1/16/28	2,263
602,715	GNR 1999-18 FA, 0.48%, 5/16/29	607
536,798	GNR 1999-37 FJ, 0.73%, 10/16/29	542
351,761	GNR 1999-40 FE, 0.73%, 11/16/29	354
519,560	GNR 1999-40 FK, 0.73%, 11/16/29	524
398,843	GNR 1999-45 FC, 0.58%, 12/16/29	400
478,611	GNR 1999-45 FH, 0.63%, 12/16/29	481
406,044	GNR 2000-22 FG, 0.38%, 5/16/30	407
578,687	GNR 2000-9 FG, 0.78%, 2/16/30	586
371,736	GNR 2000-9 FH, 0.68%, 2/16/30	375
457,388	GNR 2001-19 F, 0.68%, 5/16/31	462
75,191	GNR 2001-21 FN, 0.38%, 8/16/22	75
2,048,669	GNR 2001-22 FG, 0.53%, 5/16/31	2,066
177,859	GNR 2001-26 F, 0.53%, 5/16/31	179
838,213	GNR 2001-31 FA, 0.43%, 6/16/31	844
46,324	GNR 2001-33 F, 0.62%, 7/20/31	47
806,816	GNR 2001-35 FA, 0.43%, 8/16/31	813
497,247	GNR 2001-46 FA, 0.60%, 9/16/31	502
2,599,550	GNR 2001-47 FA, 0.58%, 9/16/31	2,623
983,478	GNR 2001-59 FA, 0.58%, 11/16/24	994
356,027	GNR 2001-64 F, 0.53%, 11/20/31	357
446,654	GNR 2001-65 FV, 0.57%, 2/20/29	451
533,643	GNR 2002-11 FJ, 0.67%, 2/20/32	539
546,423	GNR 2002-13 FA, 0.68%, 2/16/32	552
233,337	GNR 2002-24 FA, 0.68%, 4/16/32	236
200,761	GNR 2002-4 FY, 0.63%, 1/16/32	203
285,425	GNR 2002-41 HF, 0.58%, 6/16/32	288
1,443,509	GNR 2002-48 FG, 0.48%, 12/16/30	1,455
1,108,331	GNR 2002-48 FT, 0.38%, 12/16/26	1,112
1,415,045	GNR 2002-5 FP, 0.73%, 1/16/32	1,430

Principal or Shares	Security Description	Value (000)

1,039,085	GNR 2002-72 FA, 0.57%, 10/20/32	$ 1,046
477,979	GNR 2002-72 FB, 0.57%, 10/20/32	482
1,042,152	GNR 2002-72 FE, 0.57%, 10/20/32	1,052
1,783,735	GNR 2002-76 F, 0.38%, 1/16/31	1,789
245,148	GNR 2002-76 FY, 0.48%, 12/16/26	247
189,777	GNR 2002-79 FB, 0.43%, 11/16/32	190
2,914,777	GNR 2003-35 CF, 0.48%, 3/16/33	2,941
640,578	GNR 2003-69 FD, 0.63%, 2/16/29	646
1,812,613	GNR 2003-71 FC, 0.67%, 7/20/33	1,828
2,627,342	GNR 2003-94 FB, 0.48%, 12/16/30	2,645
1,134,750	GNR 2004-49 F, 0.57%, 11/20/30	1,135
4,163,884	GNR 2004-56 F, 0.57%, 6/20/33	4,205
1,223,531	GNR 2004-59 FH, 0.43%, 8/16/34	1,231
1,055,833	GNR 2004-73 JM, 0.00%, 9/16/34	1,057
756,787	GNR 2005-6 FC, 0.37%, 3/20/33	757
709,014	GNR 2006-47 FA, 0.38%, 8/16/36	711
352,525	GNR 2006-62 FB, 0.33%, 11/20/36	353
909,483	GNR 2006-64 PO, 0.00%, 4/16/34	910
318,598	GNR 2007-59 FJ, 0.47%, 7/20/37	321
1,721,811	GNR 2007-76 FB, 0.67%, 11/20/37	1,735
4,569,961	GNR 2008-15 CF, 0.68%, 2/20/38	4,608
1,120,372	GNR 2008-2 FH, 0.62%, 1/20/38	1,128
1,330,001	GNR 2008-67 UF, 0.62%, 6/20/38	1,343
2,628,468	GNR 2009-87 FB, 0.82%, 9/20/39	2,653
691,761	GNR 2009-93 EJ, 3.50%, 5/20/35	705
18,376,566	GNR 2010-132 IO, 1.42%, 11/16/52	1,327
8,690,185	GNR 2010-42 CO, 0.00%, 6/16/39	7,822
21,686,654	GNR 2010-71 IO, 0.89%, 3/16/52	874
993,472	GNR 2011-60 GK, 2.00%, 9/20/34	1,002

Total Mortgage Backed (Cost - $616,017)		618,127

NCUA Guaranteed (3%)
2,399,707	NCUA Guaranteed Notes Trust 2011-C1, 0.70%, 3/09/21	2,406
2,776,001	NCUA Guaranteed Notes Trust 2011-R2, 0.57%, 2/06/20	2,790
3,664,260	NCUA Guaranteed Notes Trust 2011-R4, 0.55%, 3/06/20	3,673
3,316,912	NCUA Guaranteed Notes Trust 2011-R5, 0.55%, 4/06/20	3,290
1,182,503	NCUA Guaranteed Notes Trust 2011-R6, 0.55%, 5/07/20	1,185

Total NCUA Guaranteed (Cost - $13,340)		13,344

Purchased Call Options (0%)
255	U.S. Treasury 5 Year Futures Option, 122, 11/22/13 (Cost - $43)	36

Purchased Put Options (0%)
255	U.S. Treasury 5 Year Futures Option, 119, 11/22/13 (Cost - $124)	2

Investment Company (3%)
12,015,585	Payden Cash Reserves Money Market Fund * (Cost - $12,016)	12,016

Total (Cost - $649,742) (162%)		651,765
Liabilities in excess of Other Assets (-62%)		(249,722)

Net Assets (100%)		$ 402,043

Annual Report	23

Payden GNMA Fund continued

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized (Depreciation) (000s)
146	U.S. Treasury 10 Year Note Future	Dec-13	$(18,594)	$(551)

See notes to financial statements.

24	Payden Mutual Funds

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Corporate	47%
Mortgage Backed	28%
U.S. Treasury	11%
Investment Company	10%
Asset Backed	3%
Municipal	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Asset Backed (4%)
6,020,000	Babson CLO Ltd. 144A, 1.34%, 4/20/25 (a)	$ 5,921
114,587	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.83%, 11/25/32	108
6,665,000	Dryden XXII Senior Loan Fund 144A, 1.38%, 8/15/25 (a)	6,550
3,329,675	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (a)	3,677
89,266	Landmark Mortgage Securities PLC, 0.73%, 6/17/38 GBP (b)	136
6,395,000	Tyron Park CLO Ltd. 144A, 1.39%, 7/15/25 (a)	6,293

Total Asset Backed (Cost - $22,615)		22,685

Corporate Bond (57%)
1,200,000	Abu Dhabi National Energy Co. 144A, 4.13%, 3/13/17 (a)	1,273
940,000	Air Canada 2013-1 Class A Pass Through Trust 144A, 4.13%, 5/15/25 (a)	899
1,460,000	Ally Financial Inc., 4.75%, 9/10/18	1,521
1,020,000	American International Group Inc., 3.00%, 3/20/15 (c)	1,050
1,425,000	American Tower Corp., 3.50%, 1/31/23	1,316
1,685,000	ANZ New Zealand International Ltd./London 144A, 1.13%, 3/24/16 (a)	1,685
1,415,000	Appalachian Power Co., 6.70%, 8/15/37	1,666
2,105,000	ArcelorMittal, 6.13%, 6/01/18	2,292
1,255,000	Ashland Inc., 3.88%, 4/15/18	1,268
1,690,000	AT&T Inc., 0.62%, 2/12/16	1,688
1,140,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)(c)	1,054
2,310,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (a)	2,358
2,200,000	Baidu Inc., 3.50%, 11/28/22	2,072
2,540,000	Banco Bradesco SA/Cayman Islands 144A, 2.34%, 5/16/14 (a)	2,556
1,635,000	Banco de Credito e Inversiones 144A, 4.00%, 2/11/23 (a)(c)	1,535

Principal or Shares	Security Description	Value (000)

4,580,000	Banco del Estado de Chile 144A, 2.00%, 11/09/17 (a)	$ 4,510
1,550,000	Banco del Estado de Chile 144A, 4.13%, 10/07/20 (a)	1,599
2,120,000	Bancolombia SA, 5.13%, 9/11/22	2,035
1,640,000	Bank of America Corp., 1.32%, 3/22/18 (c)	1,661
3,495,000	Bank of Montreal, 0.84%, 4/09/18	3,505
3,190,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 2.70%, 9/09/18 (a)	3,253
1,400,000	Banque Federative du Credit Mutuel SA 144A, 2.50%, 10/29/18 (a)	1,397
1,340,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	1,513
1,620,000	Barrick Gold Corp., 6.95%, 4/01/19	1,862
1,935,000	BB&T Corp., 4.90%, 6/30/17	2,150
1,353,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	1,356
3,920,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	4,374
3,100,000	BioMed Realty LP, 3.85%, 4/15/16	3,260
1,705,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	1,752
1,000,000	Cablevision Systems Corp., 7.75%, 4/15/18	1,140
945,000	Cardinal Health Inc., 1.70%, 3/15/18	928
1,555,000	Carlyle Holdings II Finance LLC 144A, 5.63%, 3/30/43 (a)	1,471
1,270,000	CBQ Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,321
1,465,000	CC Holdings GS V LLC, 3.85%, 4/15/23	1,394
885,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,076
1,405,000	CenturyLink Inc., 5.80%, 3/15/22 (c)	1,398
2,925,000	Chubb Corp., 6.38%, 3/29/67	3,203
1,095,000	Cielo SA / Cielo USA Inc. 144A, 3.75%, 11/16/22 (a)	986
785,000	Citigroup Inc., 1.25%, 1/15/16	788
525,000	Citigroup Inc., 1.96%, 5/15/18	546
3,665,000	Citigroup Inc., 6.68%, 9/13/43	4,111
1,860,000	CNPC General Capital Ltd. 144A, 1.45%, 4/16/16 (a)	1,854
3,780,000	Colombia Telecomunicaciones SA ESP 144A, 5.38%, 9/27/22 (a)	3,553

Annual Report	25

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,950,000	Commonwealth Bank of Australia 144A, 0.98%, 3/17/14 (a)	$ 2,959
1,270,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 0.73%, 3/18/16 (c)	1,275
1,310,000	Corpbanca SA, 3.13%, 1/15/18 (c)	1,240
3,790,000	Credit Agricole SA/London 144A, 1.40%, 4/15/16 (a)	3,837
1,393,287	CVS Pass-Through Trust 144A, 5.79%, 1/10/26 (a)	1,524
2,510,000	Daimler Finance North America LLC 144A, 0.86%, 3/28/14 (a)	2,515
1,770,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	2,260
3,982,000	Digital Realty Trust LP, 5.88%, 2/01/20 (c)	4,368
2,750,000	Dignity Health, 3.13%, 11/01/22	2,548
1,155,000	Dignity Health, 4.50%, 11/01/42	971
1,720,000	DIRECTV Holdings LLC, 6.35%, 3/15/40 (c)	1,778
2,225,000	Dow Chemical Co., 9.40%, 5/15/39	3,309
1,270,000	Ecopetrol SA, 7.63%, 7/23/19 (c)	1,537
2,070,000	Electricite de France SA 144A, 5.25%, 1/29/49 (a)	2,038
1,050,000	Elizabeth Arden Inc., 7.38%, 3/15/21	1,147
1,760,000	Embraer Overseas Ltd., 6.38%, 1/15/20	1,962
1,280,000	Encana Corp., 6.50%, 8/15/34	1,408
3,915,000	Energy Transfer Partners LP, 4.15%, 10/01/20	4,069
1,020,000	Exelon Generation Co. LLC, 6.20%, 10/01/17 (c)	1,171
3,160,000	Express Scripts Holding Co., 2.75%, 11/21/14	3,230
1,500,000	Farmers Exchange Capital II 144A, 6.15%, 11/01/53 (a)	1,519
1,310,000	Fidelity National Information Services Inc., 3.50%, 4/15/23	1,200
3,700,000	FirstEnergy Corp., 2.75%, 3/15/18	3,630
700,000	Flextronics International Ltd., 4.63%, 2/15/20	705
1,860,000	Ford Motor Co., 7.45%, 7/16/31 (c)	2,327
2,385,000	Ford Motor Credit Co. LLC, 1.49%, 5/09/16	2,419
2,380,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17 (c)	2,480
2,050,000	Gazprom OAO Via Gaz Capital SA 144A, 3.85%, 2/06/20 (a)(c)	2,009
1,320,000	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/07/22 (d)	1,455
465,000	General Electric Capital Corp., 5.88%, 1/14/38	527
1,900,000	General Electric Capital Corp., 6.25%, 12/29/49 (c)	1,989
4,065,000	General Electric Capital Corp., 6.38%, 11/15/67 (c)	4,426
6,715,000	Glencore Funding LLC 144A, 1.42%, 5/27/16 (a)	6,686
1,510,000	Goldcorp Inc., 2.13%, 3/15/18	1,486
5,795,000	Goldman Sachs Group Inc., 1.44%, 4/30/18 (c)	5,827
2,965,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	3,349
5,155,000	Health Care REIT Inc., 4.13%, 4/01/19	5,485
3,060,000	Heathrow Funding Ltd. 144A, 4.88%, 7/15/21 (a)	3,268
3,115,000	HSBC USA Inc., 5.00%, 9/27/20 (c)	3,385
1,940,000	Hutchison Whampoa International 12 II Ltd. 144A, 3.25%, 11/08/22 (a)(c)	1,815
2,675,000	Imperial Tobacco Finance PLC 144A, 2.05%, 2/11/18 (a)	2,646
2,830,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	2,876
1,675,000	ING U.S. Inc. 144A, 5.70%, 7/15/43 (a)	1,777
1,000,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1,090

Principal or Shares	Security Description	Value (000)

1,030,000	Interactive Data Corp., 10.25%, 8/01/18	$ 1,143
2,050,000	Inter-American Development Bank, 3.88%, 9/17/19	2,282
1,680,000	International Lease Finance Corp., 2.20%, 6/15/16 (c)	1,697
3,180,000	JPMorgan Chase & Co., 1.14%, 1/25/18	3,207
855,000	JPMorgan Chase Bank NA, 0.58%, 6/13/16	847
2,350,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	2,305
2,450,000	KazMunaiGaz Finance Sub BV, 9.13%, 7/02/18 (d)	3,007
3,740,000	Kennametal Inc., 2.65%, 11/01/19	3,678
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (a)	3,240
2,085,000	Kroger Co., 6.40%, 8/15/17	2,413
770,000	Kroger Co., 7.50%, 4/01/31	958
3,590,000	Lexington Realty Trust 144A, 4.25%, 6/15/23 (a)	3,521
1,000,000	Linn Energy LLC / Linn Energy Finance Corp., 7.75%, 2/01/21	1,038
4,075,000	Lukoil International Finance BV 144A, 3.42%, 4/24/18 (a)(c)	4,116
2,890,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	2,927
1,666,000	Macy’s Retail Holdings Inc., 5.90%, 12/01/16 (c)	1,880
771,000	Macy’s Retail Holdings Inc., 7.45%, 7/15/17	916
1,560,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	1,708
1,330,000	MDC Holdings Inc., 6.00%, 1/15/43	1,165
1,635,000	Merrill Lynch & Co. Inc., 6.88%, 4/25/18	1,944
1,550,000	MetLife Inc., 6.40%, 12/15/36 (c)	1,622
320,000	MetLife Inc., 10.75%, 8/01/39 (c)	479
1,480,000	MetLife Institutional Funding II 144A, 1.14%, 4/04/14 (a)	1,486
1,000,000	MetroPCS Wireless Inc. 144A, 6.25%, 4/01/21 (a)	1,050
295,000	Morgan Stanley, 1.51%, 2/25/16	298
830,000	Morgan Stanley, 3.80%, 4/29/16	878
2,815,000	Murphy Oil Corp., 2.50%, 12/01/17	2,838
1,560,000	Mylan Inc./PA 144A, 2.60%, 6/24/18 (a)	1,572
3,160,000	National Australia Bank Ltd. 144A, 1.19%, 7/25/14 (a)	3,183
1,380,000	Noble Holding International Ltd., 3.45%, 8/01/15	1,436
3,520,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	3,845
3,010,000	Petrobras International Finance Co., 5.38%, 1/27/21	3,076
2,530,000	Petroleos Mexicanos, 6.00%, 3/05/20	2,853
3,060,000	Plains Exploration & Production Co., 6.50%, 11/15/20	3,373
2,335,000	Prudential Financial Inc., 5.63%, 6/15/43	2,338
3,800,000	RBS Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	3,739
1,000,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.88%, 2/15/21	1,090
1,000,000	SandRidge Energy Inc., 8.75%, 1/15/20 (c)	1,085
1,400,000	Santander UK PLC 144A, 5.00%, 11/07/23 (a)	1,414
4,185,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	3,787

26	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,030,000	Sinopec Capital 2013 Ltd. 144A, 1.88%, 4/24/18 (a)	$ 3,931
2,010,000	Sompo Japan Insurance Inc. 144A, 5.33%, 3/28/73 (a)	2,023
1,370,000	Sparebank 1 Boligkreditt AS 144A, 2.63%, 5/27/16 (a)	1,431
1,000,000	Sprint Capital Corp., 6.90%, 5/01/19	1,082
2,745,000	Standard Chartered PLC 144A, 3.95%, 1/11/23 (a)(c)	2,639
1,785,000	Sumitomo Mitsui Banking Corp., 2.50%, 7/19/18	1,822
2,900,000	Svenska Handelsbanken AB, 0.70%, 3/21/16	2,911
2,675,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	3,382
835,000	Telecom Italia Capital SA, 5.25%, 11/15/13	836
2,520,000	Teva Pharmaceutical Finance III BV, 0.75%, 3/21/14	2,522
1,150,000	Transatlantic Holdings Inc., 8.00%, 11/30/39 (c)	1,442
2,295,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	2,236
1,330,000	Vale Overseas Ltd., 6.25%, 1/23/17	1,501
1,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/01/20 (a)	1,082
3,985,000	Verizon Communications Inc., 6.40%, 9/15/33	4,524
1,330,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18 (d)	1,559
1,450,000	Vodafone Group PLC, 0.62%, 2/19/16	1,451
2,953,000	Vornado Realty LP, 4.25%, 4/01/15	3,062
2,090,000	Want Want China Finance Ltd. 144A, 1.88%, 5/14/18 (a)	2,020
2,780,000	Wells Fargo & Co., 5.38%, 11/02/43 (c)	2,823
1,070,000	Wells Fargo Capital X, 5.95%, 12/15/36	1,058
2,405,000	Wesfarmers Ltd. 144A, 1.87%, 3/20/18 (a)	2,386
2,328,000	Westvaco Corp., 7.95%, 2/15/31	2,772
1,865,000	Williams Companies Inc., 3.70%, 1/15/23	1,718
3,305,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	3,380
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.88%, 5/01/20 (c)	1,115
1,750,000	Yum! Brands Inc., 6.88%, 11/15/37	2,100
1,900,000	Zoetis Inc., 3.25%, 2/01/23	1,824

Total Corporate Bond (Cost - $334,027)		337,817

Foreign Government (1%)
1,700,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	1,889
950,000	Indonesia Government International Bond, 11.63%, 3/04/19 (d)	1,309
972,400	Russian Foreign Bond-Eurobond, 7.50%, 3/31/30 (d)	1,159

Total Foreign Government (Cost - $4,025)		4,357

Mortgage Backed (34%)
451,223	Bear Stearns ARM Trust 2005-10, 2.67%, 10/25/35	448
13,626	Bear Sterns ARM Trust 2003-1, 2.75%, 4/25/33	14
1,100,000	Connecticut Avenue Securities Series, 2.17%, 10/25/23	1,107
1,290,000	Del Coronado Trust 144A, 0.97%, 3/15/26 (a)	1,289
12,830,000	Fannie Mae Pool, 3.00%, 30YR TBA (e)	12,664
8,381,229	FG Q12837 30YR, 3.00%, 11/01/42	8,257
23,880,000	FN, 4.00%, 30YR TBA (e)	25,163

Principal or Shares	Security Description	Value (000)

2,610,000	FN, 4.00%, 30YR TBA (e)	$ 2,742
7,290,000	FN, 4.50%, 30YR TBA (e)	7,806
5,683,565	FN 254766 30YR, 5.00%, 6/01/33	6,207
507,141	FN 725027 30YR, 5.00%, 11/01/33	554
2,702,575	FN 725423 30YR, 5.50%, 5/01/34	2,973
4,147,572	FN 725424 30YR, 5.50%, 4/01/34	4,541
741,631	FN 725425 30YR, 5.50%, 4/01/34	816
5,097,827	FN 745418 30YR, 5.50%, 4/01/36	5,569
3,595,282	FN 995203 30YR, 5.00%, 7/01/35	3,915
3,403,083	FN AB6385 30YR, 3.00%, 10/01/42	3,362
2,261,328	FN AE0138 30YR, 4.50%, 3/01/40	2,436
4,286,424	FN AJ7689 30YR, 4.00%, 12/01/41	4,527
5,727,249	FN AK9437 30YR, 3.50%, 3/01/42	5,889
8,904,179	FN AL2221 15YR, 3.00%, 7/01/27	9,267
6,324,877	FN AL2521 30YR, 3.50%, 9/01/42	6,505
573,211	FN AL2605 15YR, 3.00%, 6/01/27	596
4,194,693	FN AL3577 30YR, 3.50%, 4/01/43	4,314
6,206,734	FN AO7975 15YR, 3.00%, 6/01/27	6,456
1,569,358	FNW 04-W2 4A, 2.91%, 2/25/44	1,623
1,639,224	G2 5140 30YR, 4.50%, 8/20/41	1,782
2,104,968	G2 5175 30YR, 4.50%, 9/20/41	2,283
4,565,452	G2 5259 30YR, 4.00%, 12/20/41	4,893
2,408,383	GN 711522 30YR, 4.50%, 7/15/40	2,624
5,943,148	GN 734089 30YR, 4.00%, 12/15/40	6,341
4,800,179	GN 745187 30YR, 4.50%, 7/15/40	5,228
9,359,826	GN AA5452 30YR, 3.50%, 7/15/42	9,740
2,709,013	GNR 2012-76 GF, 0.48%, 6/16/42	2,702
300,000	Granite Master Issuer PLC, 1.04%, 12/17/54	268
185,610	Harborview Mortgage Loan Trust, 2.82%, 1/19/35	180
592,910	JP Morgan Mortgage Trust, 6.00%, 7/25/36	557
7,940,041	JP Morgan Mortgage Trust 2013-1 144A, 2.50%, 3/25/43 (a)	7,706
52,630	Morgan Stanley Mortgage Loan Trust, 2.16%, 7/25/34	52
334,100	Morgan Stanley Mortgage Loan Trust 2005-7, 5.50%, 11/25/35	336
772,277	Motel 6 Trust 144A, 1.50%, 10/05/25 (a)	772
925,682	Prime Mortgage Trust, 5.00%, 10/25/35	902
2,628,628	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	2,038
113,481	Sequoia Mortgage Trust, 0.97%, 10/20/27	110
6,646,224	Sequoia Mortgage Trust 144A, 3.00%, 5/25/43 (a)	6,344
3,571,660	Sequoia Mortgage Trust, 3.50%, 9/25/42	3,535
1,300,000	Springleaf Mortgage Loan Trust 144A, 5.58%, 6/25/58 (a)	1,253
54,247	Structured Asset Mortgage Investments Inc., 3.82%, 7/25/32	56
9,675	Structured Asset Securities Corp., 0.00%, 8/25/32	5
1,714,986	Thornburg Mortgage Securities Trust, 0.92%, 9/25/44	1,669
1,120,698	WaMu Mortgage Pass Through Certificates, 2.29%, 7/25/37	914
6,784,475	WaMu Mortgage Pass Through Certificates, 2.45%, 1/25/36	6,597

Total Mortgage Backed (Cost - $199,553)		197,927

Annual Report	27

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)
Municipal (1%)
1,495,000	California State, 7.55%, 4/01/39	$ 2,023
2,170,000	Florida Hurricane Catastrophe Fund Finance Corp., 2.11%, 7/01/18	2,137
1,820,000	New Jersey Transportation Trust Fund Authority, 1.76%, 12/15/18	1,774
1,000,000	State of Washington, 1.70%, 7/01/20	935

Total Municipal (Cost - $6,434)		6,869

U.S. Treasury (13%)
4,140,000	U.S. Treasury Bill, 0.04%, 4/03/14 (f)(g)	4,139
48,100,000	U.S. Treasury Note, 1.50%, 8/31/18	48,647
9,900,000	U.S. Treasury Note, 2.50%, 8/15/23	9,864
6,140,000	U.S. Treasury Note, 3.63%, 8/15/43	6,133
22,000,000	U.S. Treasury Strip Principal, 0.00%, 11/15/40	7,866

Total U.S. Treasury (Cost - $77,210)		76,649

Preferred Stock (0%)
15,600	Farm Credit Bank of Texas (Cost - $1,560)	1,564

Investment Company (12%)
48,026,287	Payden Cash Reserves Money Market Fund *	48,026
944,771	Payden Emerging Markets Bond Fund, Institutional Class *	13,104
646,094	Payden Emerging Markets Local Bond Fund, Investor Class *	6,028
115,337	Payden High Income Fund, Investor Class *	840

Total Investment Company (Cost - $68,252)		67,998

Total (Cost - $713,676) (122%)		715,866
Liabilities in excess of Other Assets (-22%)		(127,887)

Net Assets (100%)		$ 587,979

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $32,705 and the total market value of the collateral held by the Fund is $33,786. Amounts in 000s.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	Security was purchased on a delayed delivery basis.
(f)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.
(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/21/2014	British Pound (Sell 1,804)	Bank of America	$10
11/12/2013	British Pound (Sell 99)	HSBC Securities	1
11/22/2013	Canadian Dollar (Sell 3,093)	RBC Capital	6
12/30/2013	Japanese Yen (Sell 1,435,800)	Barclays	18
12/20/2013	Norwegian Krone (Buy 52,195)	JP Morgan	21

			$56

Liabilities:
11/22/2013	Australian Dollar (Sell 3,274)	RBC Capital	$(125)
1/22/2014	Euro (Sell 2,146)	Bank of America	(14)
1/23/2014	Swiss Franc (Sell 7,916)	State Street	(20)

			$(159)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
98	U.S. Long Bond Future	Dec-13	$13,212	$22

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)		Value (000s)
Barclays	3M US LIBOR	(0.82)%	Sep-17	USD	61,500	$418
Barclays	3M US LIBOR	(4.01)%	Dec-40	USD	9,400	(922)

						$(504)

See notes to financial statements.

28	Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Financial	39%
Investment Company	14%
Energy	12%
Telecommunication	10%
Other	25%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bank Loans (0%)
200,000	Lions Gate Entertainment Corp., 5.00%, 7/19/20 (Cost - $200)	$ 200

Corporate Bond (87%)
Consumer Cyclical (1%)
730,000	Glencore Funding LLC 144A, 1.42%, 5/27/16 (a)	727
100,000	Yum! Brands Inc., 6.88%, 11/15/37	120

		847

Consumer Non-Cyclical (5%)
300,000	BC Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	290
1,500,000	BRF SA 144A, 7.75%, 5/22/18 BRL (a)(b)	560
530,000	Cosan Luxembourg SA 144A, 5.00%, 3/14/23 (a)	496
205,000	Mondelez International Inc., 6.50%, 2/09/40	245
250,000	Mylan Inc. 144A, 6.00%, 11/15/18 (a)	269
590,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	644
760,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	777

		3,281

Energy (13%)
300,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38 (c)	346
405,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	517
545,000	Ecopetrol SA, 7.63%, 7/23/19	659
325,000	Encana Corp., 6.50%, 8/15/34	358
770,000	Energy Transfer Partners LP, 4.15%, 10/01/20	800
550,000	Enterprise Products Operating LLC, 6.65%, 10/15/34 (c)	652
200,000	Gazprom OAO Via Gaz Capital SA 144A, 3.85%, 2/06/20 (a)	196
250,000	Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37 (d)	279
190,000	KazMunaiGaz Finance Sub BV, 9.13%, 7/02/18 (d)	233

Principal or Shares	Security Description	Value (000)

250,000	Kinder Morgan Inc./DE 144A, 5.00%, 2/15/21 (a)	$ 253
920,000	Lukoil International Finance BV 144A, 3.42%, 4/24/18 (a)(c)	929
635,000	Murphy Oil Corp., 2.50%, 12/01/17	640
500,000	Nexen Energy ULC, 7.50%, 7/30/39	647
360,000	Noble Holding International Ltd., 3.45%, 8/01/15	375
320,000	Petroleos Mexicanos, 2.27%, 7/18/18 (c)	331
770,000	Plains Exploration & Production Co., 6.50%, 11/15/20	849
200,000	Sibur Securities Ltd. 144A, 3.91%, 1/31/18 (a)	197
210,000	TransCanada PipeLines Ltd., 7.63%, 1/15/39	285
325,000	Williams Companies Inc., 3.70%, 1/15/23	299

		8,845

Financial (43%)
650,000	ABN AMRO Bank NV 144A, 2.50%, 10/30/18 (a)	649
250,000	Ally Financial Inc., 4.75%, 9/10/18	260
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	820
345,000	Banco de Credito e Inversiones 144A, 4.00%, 2/11/23 (a)	324
160,000	Bancolombia SA, 5.13%, 9/11/22	154
335,000	Bank of America Corp., 1.32%, 3/22/18 (c)	339
330,000	Bank of America Corp., 7.63%, 6/01/19	412
200,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (a)	206
355,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 2.70%, 9/09/18 (a)	362
675,000	Banque Federative du Credit Mutuel SA 144A, 1.09%, 10/28/16 (a)	677
370,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	418
252,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	253
845,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	943
950,000	BioMed Realty LP, 3.85%, 4/15/16	999
395,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	406

Annual Report	29

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

485,000	Carlyle Holdings II Finance LLC 144A, 5.63%, 3/30/43 (a)	$ 459
250,000	Chubb Corp., 6.38%, 3/29/67	274
250,000	Citigroup Inc., 5.90%, 12/29/49 (c)	238
115,000	Citigroup Inc., 6.00%, 10/31/33	121
337,000	Citigroup Inc., 6.01%, 1/15/15	357
755,000	Citigroup Inc., 6.68%, 9/13/43	847
300,000	Credit Suisse/New York, 6.00%, 2/15/18	344
850,000	Digital Realty Trust LP, 5.88%, 2/01/20 (c)	932
340,000	Farmers Exchange Capital II 144A, 6.15%, 11/01/53 (a)	344
700,000	Fifth Third Bancorp, 5.10%, 12/29/49	632
400,000	FMR LLC 144A, 6.45%, 11/15/39 (a)	467
500,000	Ford Motor Credit Co. LLC, 8.13%, 1/15/20	635
100,000	General Electric Capital Corp., 6.25%, 12/29/49 (c)	105
1,415,000	General Electric Capital Corp., 6.38%, 11/15/67 (c)	1,540
205,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	218
600,000	Goldman Sachs Group Inc., 5.63%, 1/15/17	668
615,000	HBOS Capital Funding LP 144A, 6.07%, 6/29/49 (a)	615
315,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	356
345,000	HSBC USA Inc., 5.00%, 9/27/20 (c)	375
200,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	203
500,000	ING U.S. Inc., 5.65%, 5/15/53	478
600,000	International Lease Finance Corp., 2.20%, 6/15/16	606
325,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (a)	305
795,000	Lexington Realty Trust 144A, 4.25%, 6/15/23 (a)	780
250,000	Lloyds TSB Bank PLC 144A, 6.50%, 9/14/20 (a)(c)	283
230,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	247
105,000	Merrill Lynch & Co. Inc., 6.88%, 4/25/18	125
505,000	MetLife Inc., 6.40%, 12/15/36	528
50,000	MetLife Inc., 10.75%, 8/01/39	75
280,000	National Rural Utilities Cooperative Finance Corp., 8.00%, 3/01/32	387
350,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	492
325,000	Prudential Financial Inc., 5.63%, 6/15/43 (c)	325
200,000	Prudential Financial Inc., 5.88%, 9/15/42	204
625,000	QBE Insurance Group Ltd. 144A, 2.40%, 5/01/18 (a)	614
250,000	RBS Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	246
350,000	Santander UK PLC 144A, 5.00%, 11/07/23 (a)	353
685,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	620
405,000	SLM Corp., 3.88%, 9/10/15	421
470,000	Sompo Japan Insurance Inc. 144A, 5.33%, 3/28/73 (a)	473
525,000	Standard Chartered PLC 144A, 3.95%, 1/11/23 (a)(c)	505

Principal or Shares	Security Description	Value (000)

490,000	Sydney Airport Finance Co. Pty Ltd. 144A, 3.90%, 3/22/23 (a)	$ 474
825,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	1,043
240,000	Wachovia Capital Trust III, 5.57%, 3/29/49	226
1,000,000	Wells Fargo & Co., 3.45%, 2/13/23	953
505,000	Wells Fargo & Co., 5.38%, 11/02/43 (c)	513
125,000	Wells Fargo Capital X, 5.95%, 12/15/36	124

		28,352

Healthcare (2%)
180,000	Dignity Health, 3.13%, 11/01/22	167
740,000	Dignity Health, 4.50%, 11/01/42	622
150,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	147
410,000	Memorial Sloan-Kettering Cancer Center, 4.13%, 7/01/52	346
200,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/01/20 (a)	216

		1,498

Industrial (4%)
440,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (a)	449
620,000	Embraer Overseas Ltd., 6.38%, 1/15/20	691
450,000	Heathrow Funding Ltd. 144A, 4.88%, 7/15/21 (a)	481
450,000	JB Hunt Transport Services Inc., 3.38%, 9/15/15	468
420,000	Ryder System Inc., 3.50%, 6/01/17	441
300,000	Textron Inc., 5.60%, 12/01/17	334

		2,864

Material (4%)
250,000	Anglo American Capital PLC 144A, 2.63%, 9/27/17 (a)(c)	251
480,000	ArcelorMittal, 6.13%, 6/01/18	523
280,000	Ashland Inc., 3.88%, 4/15/18	283
370,000	Barrick Gold Corp., 6.95%, 4/01/19	425
155,000	Dow Chemical Co., 9.40%, 5/15/39	230
570,000	Westvaco Corp., 7.95%, 2/15/31	679

		2,391

Technology (1%)
285,000	Dun & Bradstreet Corp., 3.25%, 12/01/17	288

Telecommunication (11%)
250,000	AMC Networks Inc., 4.75%, 12/15/22	243
270,000	American Tower Corp., 3.50%, 1/31/23	249
250,000	AT&T Inc., 6.55%, 2/15/39	281
310,000	Baidu Inc., 3.50%, 11/28/22	292
255,000	CC Holdings GS V LLC, 3.85%, 4/15/23	243
90,000	CenturyLink Inc., 5.80%, 3/15/22 (c)	89
250,000	Colombia Telecomunicaciones SA ESP 144A, 5.38%, 9/27/22 (a)	235
100,000	Comcast Corp., 6.40%, 5/15/38	122
680,000	DIRECTV Holdings LLC, 6.35%, 3/15/40	703
250,000	IAC/InterActiveCorp 144A, 4.75%, 12/15/22 (a)	238
175,000	News America Inc., 9.50%, 7/15/24	235
1,000,000	Sirius XM Radio Inc. 144A, 4.25%, 5/15/20 (a)	956
200,000	SK Telecom Co. Ltd. 144A, 2.13%, 5/01/18 (a)	197
200,000	TBG Global Pte Ltd. 144A, 4.63%, 4/03/18 (a)	195
525,000	Time Warner Cable Inc., 5.85%, 5/01/17	579

30	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

100,000	Time Warner Entertainment Co. LP, 8.38%, 7/15/33	$ 110
400,000	Time Warner Inc., 7.63%, 4/15/31	508
1,235,000	Verizon Communications Inc., 6.40%, 9/15/33	1,402
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	251
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18 (d)	234

		7,362

Utility (3%)
200,000	Ameren Energy Generating Co., 7.95%, 6/01/32	158
195,000	Electricite de France SA 144A, 5.25%, 1/29/49 (a)	192
830,000	FirstEnergy Corp., 2.75%, 3/15/18	814
250,000	MidAmerican Energy Holdings Co., 6.13%, 4/01/36	284
180,000	Petrobras International Finance Co., 5.38%, 1/27/21	184
225,000	Sempra Energy, 9.80%, 2/15/19	303

		1,935

Total Corporate Bond (Cost - $56,678)		57,663

Municipal (1%)
505,000	Florida Hurricane Catastrophe Fund Finance Corp., 2.11%, 7/01/18 (Cost - $505)	497

U.S. Treasury (3%)
1,980,000	U.S. Treasury Bill, 0.04%, 4/03/14 (e)(f) (Cost - $1,980)	1,979

Preferred Stock (3%)
12,700	Alexandria Real Estate Equities Inc.	294
10,000	Allstate Corp. (c)	242
4,400	Farm Credit Bank of Texas	441
9,000	Public Storage	201
5,000	United Technologies Corp. (c)	317
10,400	Vornado Realty Trust (c)	211

Total Preferred Stock (Cost - $1,763)		1,706

Investment Company (15%)
6,804,149	Payden Cash Reserves Money Market Fund *	6,804
256,202	Payden Equity Income Fund *	3,238

Total Investment Company (Cost - $10,083)		10,042

Total (Cost - $71,209) (109%)		72,087
Liabilities in excess of Other Assets (-9%)		(5,808)

Net Assets (100%)		$ 66,279

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $6,115 and the total market value of the collateral held by the Fund is $6,299. Amounts in 000s.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.
(f)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized (Depreciation) (000s)
Liabilities:
11/18/2013	Brazilian Real (Sell 1,251)	HSBC Securities	$(50)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
19	U.S. Ultra Long Bond Future	Dec-13	$2,738	$45

See notes to financial statements.

Annual Report	31

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Energy	19%
Telecommunication	16%
Financial	14%
Consumer Cyclical	14%
Other	37%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bank Loans (1%)
3,291,750	Cricket Communications Inc. Leap Term Loan C-DD 1L, 4.75%, 3/08/20	$ 3,313
1,500,000	Goodyear Tire & Rubber Co., 4.75%, 4/30/19	1,520
2,285,000	HCA Inc. Term Loan B4 1L, 3.02%, 5/01/18	2,291

Total Bank Loans (Cost - $7,045)		7,124

Corporate Bond (96%)
Consumer Cyclical (14%)
4,650,000	Air Canada 144A, 6.75%, 10/01/19 (a)	4,760
4,555,000	AMC Entertainment Inc., 8.75%, 6/01/19	4,925
4,700,000	American Airlines 2013-1 Class B Pass Through Trust 144A, 5.63%, 1/15/21 (a)	4,536
2,900,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21	3,067
2,585,000	AmeriGas Finance LLC / AmeriGas Finance Corp., 7.00%, 5/20/22	2,805
1,193,000	AmeriGas Partners LP / AmeriGas Finance Corp., 6.50%, 5/20/21	1,282
2,100,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)	1,943
5,250,000	Boyd Gaming Corp., 9.13%, 12/01/18	5,736
3,680,000	Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope 144A, 8.00%, 10/01/20 (a)	3,698
5,600,000	Chrysler Group LLC / CG Co-Issuer Inc., 8.00%, 6/15/19	6,230
2,470,000	ClubCorp Club Operations Inc., 10.00%, 12/01/18	2,754
1,000,000	Continental Rubber of America Corp. 144A, 4.50%, 9/15/19 (a)	1,054
3,450,000	D.R. Horton Inc., 4.38%, 9/15/22	3,286
5,500,000	Dana Holding Corp., 6.50%, 2/15/19	5,912
4,000,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	4,320
2,000,000	Jo-Ann Stores Inc. 144A, 8.13%, 3/15/19 (a)	2,070
2,500,000	L Brands Inc., 6.63%, 4/01/21	2,763
3,600,000	Lear Corp., 8.13%, 3/15/20	4,032
4,000,000	Lennar Corp., 4.75%, 11/15/22	3,810

Principal or Shares	Security Description	Value (000)

1,000,000	Levi Strauss & Co., 6.88%, 5/01/22	$ 1,090
4,150,000	Levi Strauss & Co., 7.63%, 5/15/20	4,575
4,004,000	Libbey Glass Inc., 6.88%, 5/15/20	4,324
5,200,000	MGM Resorts International, 8.63%, 2/01/19	6,130
5,560,000	Mobile Mini Inc., 7.88%, 12/01/20	6,130
3,385,000	Party City Holdings Inc. 144A, 8.88%, 8/01/20 (a)	3,715
4,050,000	Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	4,070
2,000,000	Sabre Inc. 144A, 8.50%, 5/15/19 (a)	2,208
1,000,000	Schaeffler Finance BV 144A, 8.50%, 2/15/19 (a)	1,130
4,264,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	4,600
4,500,000	TAM Capital 3 Inc. 144A, 8.38%, 6/03/21 (a)	4,680
2,860,000	Toys R Us Property Co. II LLC, 8.50%, 12/01/17	2,967
3,790,000	Visteon Corp., 6.75%, 4/15/19	4,065
3,300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 144A, 4.25%, 5/30/23 (a)	3,139
4,300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.88%, 5/01/20	4,794

		126,600

Consumer Non-Cyclical (10%)
2,640,000	ACCO Brands Corp., 6.75%, 4/30/20	2,666
2,200,000	ARAMARK Corp. 144A, 5.75%, 3/15/20 (a)	2,316
5,005,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc., 5.50%, 4/01/23	4,930
2,480,000	C&S Group Enterprises LLC 144A, 8.38%, 5/01/17 (a)	2,660
4,365,000	Central Garden and Pet Co., 8.25%, 3/01/18	4,420
2,000,000	Cott Beverages Inc., 8.13%, 9/01/18	2,167
4,110,000	Elizabeth Arden Inc., 7.38%, 3/15/21	4,490
5,500,000	Hawk Acquisition Sub Inc. 144A, 4.25%, 10/15/20 (a)	5,335
4,500,000	Hertz Corp., 6.75%, 4/15/19	4,877
4,100,000	Ingles Markets Inc. 144A, 5.75%, 6/15/23 (a)	4,028
4,500,000	Interactive Data Corp., 10.25%, 8/01/18	4,995

32	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,000,000	Iron Mountain Inc., 5.75%, 8/15/24	$ 2,880
3,080,000	Iron Mountain Inc., 7.75%, 10/01/19	3,438
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (a)	2,305
3,280,000	JBS SA 144A, 10.50%, 8/04/16 (a)	3,690
4,000,000	Kinetic Concepts Inc. / KCI USA Inc., 10.50%, 11/01/18	4,530
3,950,000	Minerva Luxembourg SA 144A, 7.75%, 1/31/23 (a)	3,841
5,000,000	NBTY Inc., 9.00%, 10/01/18	5,512
4,500,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9.00%, 4/15/19	4,838
3,250,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9.88%, 8/15/19	3,612
5,200,000	Sun Products Corp. 144A, 7.75%, 3/15/21 (a)	4,706
3,500,000	United Rentals North America Inc., 7.63%, 4/15/22	3,938
4,500,000	United Rentals North America Inc., 9.25%, 12/15/19	5,079

		91,253

Energy (19%)
3,975,000	Access Midstream Partners LP / ACMP Finance Corp., 6.13%, 7/15/22	4,283
4,305,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 6.63%, 10/01/20	4,542
9,000,000	Chesapeake Energy Corp., 6.13%, 2/15/21	9,877
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17	366
1,000,000	Chesapeake Energy Corp., 6.88%, 11/15/20	1,135
4,900,000	Cimarex Energy Co., 5.88%, 5/01/22	5,243
4,235,000	Concho Resources Inc., 5.50%, 4/01/23	4,415
3,915,000	CONSOL Energy Inc., 8.00%, 4/01/17	4,165
4,500,000	CVR Refining LLC / Coffeyville Finance Inc., 6.50%, 11/01/22	4,534
5,150,000	Denbury Resources Inc., 4.63%, 7/15/23	4,777
1,920,000	El Paso LLC, 6.50%, 9/15/20	2,061
1,185,000	El Paso LLC, 7.75%, 1/15/32	1,236
5,450,000	Energy Transfer Equity LP, 7.50%, 10/15/20	6,322
5,200,000	EP Energy LLC / EP Energy Finance Inc., 9.38%, 5/01/20	6,032
4,855,000	EXCO Resources Inc., 7.50%, 9/15/18	4,721
4,700,000	Laredo Petroleum Inc., 7.38%, 5/01/22	5,111
4,600,000	Legacy Reserves LP / Legacy Reserves Finance Corp. 144A, 6.63%, 12/01/21 (a)	4,428
5,000,000	Linn Energy LLC / Linn Energy Finance Corp 144A, 7.00%, 11/01/19 (a)	5,012
3,000,000	Linn Energy LLC / Linn Energy Finance Corp., 7.75%, 2/01/21	3,112
3,284,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.25%, 6/15/22	3,580
5,500,000	MEG Energy Corp. 144A, 6.38%, 1/30/23 (a)	5,562
3,350,000	Newfield Exploration Co., 5.63%, 7/01/24	3,434
1,000,000	Newfield Exploration Co., 6.88%, 2/01/20	1,075
5,500,000	NGPL PipeCo LLC 144A, 7.12%, 12/15/17 (a)	5,225
4,750,000	Nielsen Co. Luxembourg SARL 144A, 5.50%, 10/01/21 (a)	4,892
3,800,000	Niska Gas Storage US LLC / Niska Gas Storage Canada ULC, 8.88%, 3/15/18	3,990
6,000,000	Peabody Energy Corp., 6.25%, 11/15/21	6,225

Principal or Shares	Security Description	Value (000)

4,000,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II 144A, 6.50%, 5/15/21 (a)	$ 4,140
3,000,000	Sabine Pass Liquefaction LLC 144A, 5.63%, 2/01/21 (a)	3,045
4,300,000	Sabine Pass LNG LP, 7.50%, 11/30/16	4,821
5,000,000	Samson Investment Co. 144A, 10.25%, 2/15/20 (a)	5,425
2,350,000	SandRidge Energy Inc., 7.50%, 3/15/21	2,503
3,200,000	SandRidge Energy Inc., 8.75%, 1/15/20	3,472
4,600,000	SESI LLC, 7.13%, 12/15/21	5,112
5,500,000	SM Energy Co., 6.50%, 1/01/23	5,912
3,000,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.88%, 2/01/21	3,248
3,000,000	Tesoro Corp., 5.38%, 10/01/22	2,985
4,475,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.88%, 4/01/20	4,699
5,000,000	Whiting Petroleum Corp., 6.50%, 10/01/18	5,350
5,075,000	WPX Energy Inc., 6.00%, 1/15/22	5,354

		171,421

Financial (14%)
5,200,000	Aircastle Ltd., 6.25%, 12/01/19	5,564
4,220,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	4,610
8,500,000	Ally Financial Inc., 7.50%, 9/15/20	9,977
4,000,000	Ally Financial Inc., 8.00%, 3/15/20	4,770
5,270,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (a)	5,422
3,000,000	CIT Group Inc., 4.25%, 8/15/17	3,158
4,000,000	CIT Group Inc., 5.25%, 3/15/18	4,345
6,600,000	CIT Group Inc., 5.38%, 5/15/20	7,103
4,700,000	Citigroup Inc., 5.95%, 7/29/49	4,488
4,325,000	CNO Financial Group Inc. 144A, 6.38%, 10/01/20 (a)	4,574
3,850,000	Commerzbank AG 144A, 8.13%, 9/19/23 (a)	4,129
3,500,000	Denali Borrower LLC / Denali Finance Corp. 144A, 5.63%, 10/15/20 (a)	3,474
5,040,000	General Motors Financial Co. Inc. 144A, 4.75%, 8/15/17 (a)	5,355
3,500,000	Hartford Financial Services Group Inc., 8.13%, 6/15/38	4,114
3,500,000	Hockey Merger Sub 2 Inc. 144A, 7.88%, 10/01/21 (a)	3,631
4,000,000	ICICI Bank Ltd. 144A, 6.38%, 4/30/22 (a)	3,840
4,700,000	ING U.S. Inc., 5.65%, 5/15/53	4,491
3,230,000	Intercorp Retail Trust 144A, 8.88%, 11/14/18 (a)	3,456
3,600,000	International Lease Finance Corp., 5.75%, 5/15/16	3,856
3,530,000	International Lease Finance Corp., 8.25%, 12/15/20	4,179
4,000,000	Liberty Mutual Group Inc. 144A, 7.80%, 3/15/37 (a)	4,380
5,650,000	Lloyds Bank PLC 144A, 6.50%, 9/14/20 (a)	6,393
5,300,000	MPT Operating Partnership LP / MPT Finance Corp., 6.88%, 5/01/21	5,724

Annual Report	33

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,500,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/01/21	$ 1,481
3,500,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.88%, 10/01/20	3,758
4,000,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp 144A, 5.88%, 3/15/22 (a)	4,110
4,350,000	Outerwall Inc. 144A, 6.00%, 3/15/19 (a)	4,258
4,500,000	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	4,635

		129,275

Healthcare (6%)
6,800,000	Biomet Inc., 6.50%, 8/01/20	7,259
2,000,000	CHS/Community Health Systems Inc., 8.00%, 11/15/19	2,178
4,000,000	DaVita HealthCare Partners Inc., 5.75%, 8/15/22	4,125
5,000,000	Hanger Inc., 7.13%, 11/15/18	5,356
4,000,000	HCA Inc., 5.88%, 5/01/23	4,040
4,750,000	HCA Inc., 6.50%, 2/15/20	5,296
1,000,000	HCA Inc., 7.25%, 9/15/20	1,099
4,950,000	HCA Inc., 7.50%, 2/15/22	5,575
2,040,000	HCA Inc., 7.50%, 11/06/33	2,071
1,000,000	HCA Inc., 7.88%, 2/15/20	1,088
450,000	HealthSouth Corp., 7.25%, 10/01/18	486
1,000,000	Tenet Healthcare Corp., 8.00%, 8/01/20	1,091
2,000,000	Valeant Pharmaceuticals International 144A, 6.38%, 10/15/20 (a)	2,145
2,000,000	Valeant Pharmaceuticals International 144A, 6.75%, 8/15/18 (a)	2,200
5,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/01/20 (a)	5,412
1,200,000	Valeant Pharmaceuticals International 144A, 7.50%, 7/15/21 (a)	1,338

		50,759

Industrial (6%)
4,000,000	Amsted Industries Inc. 144A, 8.13%, 3/15/18 (a)	4,255
1,960,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (a)	2,001
4,550,000	Bombardier Inc. 144A, 5.75%, 3/15/22 (a)	4,584
1,600,000	Bombardier Inc. 144A, 6.13%, 1/15/23 (a)	1,628
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (a)	2,290
5,000,000	CHC Helicopter SA, 9.25%, 10/15/20	5,425
1,000,000	CPG Merger Sub LLC 144A, 8.00%, 10/01/21 (a)	1,040
5,000,000	Crown Americas LLC / Crown Americas Capital Corp. IV 144A, 4.50%, 1/15/23 (a)	4,712
4,070,000	Manitowoc Co. Inc., 5.88%, 10/15/22	4,131
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20	3,762
4,650,000	Texas Industries Inc., 9.25%, 8/15/20	5,162
3,510,000	TransDigm Inc., 7.75%, 12/15/18	3,791
4,000,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc. 144A, 8.75%, 2/01/19 (a)	4,010
2,800,000	Triumph Group Inc., 4.88%, 4/01/21	2,723
3,045,000	Triumph Group Inc., 8.63%, 7/15/18	3,319

		52,833

Material (6%)
5,600,000	ArcelorMittal, 6.75%, 2/25/22	6,118

Principal or Shares	Security Description	Value (000)

4,500,000	Ashland Inc., 4.75%, 8/15/22	$ 4,342
3,500,000	Boise Paper Holdings LLC / Boise Co-Issuer Co, 8.00%, 4/01/20	3,983
4,500,000	Eldorado Gold Corp. 144A, 6.13%, 12/15/20 (a)	4,500
3,700,000	FMG Resources August 2006 Pty Ltd. 144A, 6.88%, 2/01/18 (a)	3,936
3,000,000	FMG Resources August 2006 Pty Ltd. 144A, 8.25%, 11/01/19 (a)	3,345
3,700,000	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.88%, 2/01/18	3,830
4,900,000	Huntsman International LLC, 8.63%, 3/15/21	5,525
1,400,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (a)	1,566
4,400,000	INEOS Group Holdings SA 144A, 6.13%, 8/15/18 (a)	4,455
2,000,000	PolyOne Corp., 7.38%, 9/15/20	2,222
5,100,000	Tronox Finance LLC, 6.38%, 8/15/20	5,228

		49,050

Technology (2%)
800,000	First Data Corp. 144A, 6.75%, 11/01/20 (a)	851
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (a)	2,593
2,424,000	First Data Corp., 12.63%, 1/15/21	2,809
4,460,000	Freescale Semiconductor Inc. 144A, 6.00%, 1/15/22 (a)	4,521
5,000,000	MMI International Ltd. 144A, 8.00%, 3/01/17 (a)	5,050
725,000	Seagate Technology HDD Holdings, 6.80%, 10/01/16	825

		16,649

Telecommunication (16%)
2,500,000	Cablevision Systems Corp., 7.75%, 4/15/18	2,850
1,655,000	Cablevision Systems Corp., 8.63%, 9/15/17	1,932
3,050,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 2/15/23	2,852
3,300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21	3,448
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.38%, 6/01/20	1,097
7,660,000	CenturyLink Inc., 5.80%, 3/15/22	7,622
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,225
3,735,000	Cincinnati Bell Inc., 8.75%, 3/15/18	3,978
3,465,000	Clear Channel Worldwide Holdings Inc., 6.50%, 11/15/22	3,656
1,285,000	Clear Channel Worldwide Holdings Inc., 6.50%, 11/15/22	1,343
3,490,000	CSC Holdings LLC, 8.63%, 2/15/19	4,144
2,750,000	DISH DBS Corp., 5.00%, 3/15/23	2,643
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,658
4,750,000	DISH DBS Corp., 6.75%, 6/01/21	5,166
6,000,000	Equinix Inc., 5.38%, 4/01/23	5,985
3,550,000	Frontier Communications Corp., 7.13%, 1/15/23	3,719
2,000,000	Frontier Communications Corp., 8.13%, 10/01/18	2,315
4,500,000	IAC/InterActiveCorp, 4.75%, 12/15/22	4,286
6,150,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	6,704

34	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,875,000	Lamar Media Corp., 7.88%, 4/15/18	$ 4,146
3,000,000	Mediacom LLC / Mediacom Capital Corp., 9.13%, 8/15/19	3,285
5,500,000	MetroPCS Wireless Inc. 144A, 6.25%, 4/01/21 (a)	5,775
4,320,000	SBA Communications Corp., 5.63%, 10/01/19	4,460
4,600,000	Sinclair Television Group Inc. 144A, 6.38%, 11/01/21 (a)	4,761
4,300,000	Softbank Corp. 144A, 4.50%, 4/15/20 (a)	4,258
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,175
9,000,000	Sprint Capital Corp., 6.90%, 5/01/19	9,742
2,200,000	Sprint Communications Inc, 6.00%, 11/15/22	2,178
3,030,000	Sprint Communications Inc., 6.00%, 12/01/16	3,284
5,000,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	5,075
5,600,000	UPCB Finance III Ltd. 144A, 6.63%, 7/01/20 (a)	6,006
4,850,000	VeriSign Inc., 4.63%, 5/01/23	4,747
3,000,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18 (b)	3,517
2,540,000	Windstream Corp., 6.38%, 8/01/23	2,476
2,850,000	Windstream Corp., 7.50%, 6/01/22	3,000
1,590,000	Windstream Corp., 7.88%, 11/01/17	1,827

		144,335

Utility (3%)
4,775,000	AES Corp., 8.00%, 10/15/17	5,646
1,170,000	AES Corp., 8.00%, 6/01/20	1,372
1,620,000	Calpine Corp. 144A, 7.88%, 7/31/20 (a)	1,778
2,450,000	Calpine Corp. 144A, 7.88%, 1/15/23 (a)	2,677
3,700,000	GenOn Energy Inc., 9.88%, 10/15/20	4,162
4,000,000	NRG Energy Inc., 7.63%, 5/15/19	4,280
3,170,000	NRG Energy Inc., 8.50%, 6/15/19	3,432

Principal or Shares	Security Description	Value (000)

4,300,000	Puget Energy Inc., 6.00%, 9/01/21	$ 4,716

		28,063

Total Corporate Bond (Cost - $814,691)		860,238

Mortgage Backed (0%)
1,600,000	Connecticut Avenue Securities Series, 5.42%, 10/25/23 (Cost - $1,600)	1,708

Preferred Stock (0%)
25,000	Farm Credit Bank of Texas 144A (a) (Cost - $2,500)	2,506

Investment Company (2%)
17,945,680	Payden Cash Reserves Money Market Fund * (Cost - $17,946)	17,946

Total (Cost - $843,782) (99%)		889,522
Other Assets, net of Liabilities (1%)		7,722

Net Assets (100%)		$ 897,244

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report	35

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.
Credit Quality - percent of value
AAA	16%
AA	43%
A	36%
BBB	3%
Not Rated	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
General Obligation (15%)
200,000	California State, 5.00%, 4/01/20	$ 227
250,000	California State, 5.00%, 11/01/20 NATL-RE (a)	285
150,000	California State, 5.25%, 4/01/35	160
250,000	JobsOhio Beverage System, 5.00%, 1/01/20	289
100,000	San Jose, CA Evergreen Community College District, 0.00%, 9/01/19 AMBAC (a)	88
100,000	State of Louisiana Gasoline & Fuels Tax Revenue, 0.67%, 5/01/43	100
200,000	Tri-County Metropolitan Transportation District, 3.00%, 11/01/19	210

Total General Obligation (Cost - $1,332)		1,359

Revenue (82%)
Airport/Port (8%)
250,000	City of Chicago IL O’Hare International Airport Revenue, 5.00%, 1/01/16	272
200,000	Dallas/Fort Worth TX, International Airport, 5.00%, 11/01/23	220
180,000	Los Angeles, CA Harbor Department, 5.00%, 8/01/19	213

		705

Education (5%)
200,000	Houston Higher Education Finance Corp., 0.48%, 11/15/29	199
250,000	New York State Dormitory Authority, 0.09%, 7/01/30	250

		449

Electric & Gas (2%)
15,000	Guam Power Authority, 5.00%, 10/01/21 AGM (a)	17
150,000	Indiana Municipal Power Agency, 5.00%, 1/01/22	173

		190

Healthcare (12%)
120,000	California Health Facilities Financing Authority, 1.45%, 8/15/33	121

Principal or Shares	Security Description	Value (000)

100,000	California Health Facilities Financing Authority, 5.00%, 7/01/43	$ 114
125,000	City of Rochester MN, 4.00%, 11/15/38	140
140,000	Knox County, TN Health Educational & Housing Facilities Board, 5.00%, 1/01/22	156
250,000	Michigan State Hospital Finance Authority, 2.00%, 11/15/47	254
100,000	Monroeville, PA Finance Authority, 5.00%, 2/15/21	114
225,000	University of Wisconsin Hospitals & Clinics Authority, 5.00%, 4/01/28	239

		1,138

Housing (4%)
150,000	Kentucky Housing Corp., 4.00%, 7/01/28	146
200,000	Virginia Housing Development Authority, 1.75%, 4/01/20	192

		338

Income Tax (4%)
200,000	New York State Dormitory Authority, 5.00%, 3/15/20	232
125,000	New York State Dormitory Authority, 5.00%, 2/15/21	146

		378

Industrial Development/Pollution Control (9%)
60,000	Beaver County, PA Industrial Development Authority, 2.70%, 4/01/35	60
130,000	California Statewide Communities Development Authority, 1.90%, 4/01/28	126
200,000	County of Oconee SC, 3.60%, 2/01/17	215
130,000	Golden State Tobacco Securitization Corp., 5.00%, 6/01/18	148
200,000	Mobile, AL Industrial Development Board, 1.65%, 6/01/34	200
50,000	Parish of St. Charles LA, 4.00%, 12/01/40	50

		799

36	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Lease (20%)
100,000	California State Public Works Board, 5.00%, 12/01/21	$ 116
150,000	California State Public Works Board, 5.00%, 9/01/36	154
250,000	Kentucky Asset Liability Commission, 5.25%, 9/01/18 NATL-RE (a)	294
200,000	Kentucky State Property & Building Commission, 4.00%, 11/01/19 AGM (a)	222
300,000	Laurens County, SC School District, 5.25%, 12/01/22	316
150,000	Miami-Dade County, FL School Board, 4.00%, 5/01/17 AGM (a)	164
190,000	New York State Urban Development Corp., 5.25%, 1/01/21	218
75,000	New York State Urban Development Corp., 5.25%, 1/01/23	86
200,000	Perry Township, IN Multi School Building Corp., 4.00%, 7/15/24	206

		1,776

Miscellaneous (4%)
315,000	Harris County, TX Cultural Education Facilities Finance Corp., 4.00%, 11/15/21	341

Pre-Refunded (0%)
10,000	California State Department of Water Resources, 5.00%, 12/01/16 NATL-RE (a)	10

Recreational (1%)
50,000	California Infrastructure & Economic Development Bank, 5.00%, 7/01/16	55

Resource Recovery (2%)
200,000	South Bayside, CA Waste Management Authority, 5.25%, 9/01/24	208

Revenue Note (1%)
110,000	Burke County, GA Development Authority, 1.75%, 12/01/49	110

Principal or Shares	Security Description	Value (000)
Sales Tax (1%)
110,000	Arizona Transportation Board, 5.00%, 7/01/25	$ 125

Tax Allocation (1%)
115,000	Riverside County, CA Economic Development Agency, 7.25%, 12/01/40	128

Transportation (4%)
120,000	North Texas Tollway Authority, 5.00%, 1/01/20	139
125,000	Sonoma-Marin, CA Area Rail Transit District, 5.00%, 3/01/25	142
100,000	Texas State Transportation Commission, 5.00%, 4/01/18	114

		395

Water & Sewer (4%)
150,000	City of Philadelphia PA Water & Sewer Revenue, 5.00%, 11/01/18	175
150,000	New York State Environmental Facilities Corp., 5.00%, 11/15/14	156

		331

Total Revenue (Cost - $7,330)		7,476

Total (Cost - $8,662) (97%)		8,835
Other Assets, net of Liabilities (3%)		247

Net Assets (100%)		$ 9,082

All of the securities are held by the custodian in a segregated account.

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
NATL-RE	National Public Finance Guarantee Corporation

See notes to financial statements.

Annual Report	37

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.
Credit Quality - percent of value
AAA	10%
AA	51%
A	38%
BBB	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
General Obligation (27%)
400,000	California State, 3.00%, 2/01/23	$ 400
600,000	California State, 5.00%, 3/01/17 NATL-RE (a)	659
500,000	California State, 5.00%, 8/01/20	558
480,000	California State, 5.00%, 11/01/22	550
1,000,000	California State, 5.25%, 2/01/20	1,190
480,000	California State, 5.25%, 10/01/21	556
1,300,000	California State, 5.50%, 4/01/19	1,561
500,000	City & County of San Francisco CA, 5.00%, 6/15/22	597
130,000	City of Berkeley CA, 4.50%, 9/01/28 AMBAC (a)	137
320,000	City of Los Angeles CA, 5.00%, 9/01/21	385
585,000	Coast Community College District CA, 5.00%, 8/01/23 AGM (a)	657
530,000	Long Beach, CA Unified School District, 5.00%, 8/01/20	614
450,000	Los Angeles, CA Unified School District, 5.00%, 7/01/21	518
460,000	Manteca, CA Unified School District, 5.00%, 9/01/24 AGM (a)	505
310,000	Natomas Unified School District, 5.00%, 9/01/25 BAM (a)	344
475,000	Pasadena, CA Unified School District, 5.00%, 5/01/21	562
200,000	Riverside County Transportation Commission, 0.07%, 6/01/29	200
450,000	San Carlos, CA Elementary School District, 0.00%, 10/01/18 NATL-RE (a)	401
500,000	San Jose Financing Authority, 5.00%, 6/01/20	581
500,000	San Mateo County Community College District, 0.00%, 9/01/20 NATL-RE (a)	423
250,000	Ventura County, CA Public Financing Authority, 5.00%, 11/01/21	293

Total General Obligation (Cost - $11,117)		11,691

Principal or Shares	Security Description	Value (000)
Revenue (72%)
Airport/Port (9%)
160,000	Alameda Corridor, CA Transportation Authority, 5.00%, 10/01/23	$ 185
300,000	City of Long Beach CA, 5.00%, 5/15/19	355
210,000	Los Angeles, CA Department of Airports, 4.00%, 5/15/18	236
300,000	Los Angeles, CA Department of Airports, 5.00%, 5/15/18	351
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/01/19	880
750,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/01/17	856
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/01/21	388
365,000	San Francisco, CA City & County Airports Commission, 5.25%, 5/01/18 NATL-RE FGIC (a)	429

		3,680

Electric & Gas (11%)
250,000	Alameda County Joint Powers Authority, 3.00%, 12/01/18	269
450,000	California State Department of Water Resources, 5.00%, 5/01/21 NATL-RE (a)	521
490,000	City of Chula Vista CA, 1.65%, 7/01/18	492
50,000	Guam Power Authority, 5.00%, 10/01/21 AGM (a)	58
500,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/01/23	585
500,000	Modesto, CA Irrigation District, 5.00%, 7/01/21	587
400,000	Northern California Power Agency, 5.00%, 7/01/18	464
595,000	Sacramento, CA Municipal Utility District, 5.00%, 8/15/21	711
135,000	Southern California Public Power Authority, 0.00%, 7/01/15 NATL-RE (a)	133

38	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

665,000	Southern California Public Power Authority, 5.00%, 7/01/18	$ 785

		4,605

Healthcare (6%)
380,000	California Health Facilities Financing Authority, 1.45%, 8/15/33	382
300,000	California Health Facilities Financing Authority, 4.00%, 8/15/21	333
340,000	California Health Facilities Financing Authority, 5.00%, 10/01/18	399
710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	768
250,000	California Health Facilities Financing Authority, 5.00%, 7/01/43	286
410,000	City of Torrance CA, 5.00%, 9/01/22	455

		2,623

Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40	160

Industrial Development/Pollution Control (7%)
260,000	California Infrastructure & Economic Development Bank, 2.00%, 2/01/18	270
750,000	California Infrastructure & Economic Development Bank, 4.00%, 2/01/21	835
150,000	California Infrastructure & Economic Development Bank, 5.00%, 7/01/16	165
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/01/19	582
515,000	California Statewide Communities Development Authority, 1.90%, 4/01/28	501
515,000	Golden State Tobacco Securitization Corp., 5.00%, 6/01/18	588

		2,941

Lease (12%)
240,000	Beverly Hills, CA Public Financing Authority, 4.00%, 6/01/20	268
300,000	California State Public Works Board, 5.00%, 4/01/17	341
410,000	California State Public Works Board, 5.00%, 12/01/18	480
400,000	California State Public Works Board, 5.00%, 4/01/19	462
685,000	California State Public Works Board, 5.00%, 3/01/21	825
570,000	California State Public Works Board, 5.00%, 12/01/31	597
500,000	California State Public Works Board, 5.00%, 9/01/36	513
500,000	County of Los Angeles CA, 5.00%, 3/01/21	581
630,000	County of Orange CA, 5.00%, 6/01/14 NATL-RE (a)	647
500,000	Los Angeles, CA Municipal Improvement Corp., 5.00%, 3/01/23	560

		5,274

Resource Recovery (1%)
500,000	South Bayside, CA Waste Management Authority, 5.25%, 9/01/24	519

Principal or Shares	Security Description	Value (000)
Sales Tax (2%)
200,000	Bay Area, CA Governments Association, 5.00%, 8/01/17 NATL-RE FGIC (a)	$ 207
365,000	Santa Clara Valley, CA Transportation Authority, 5.00%, 6/01/18	433

		640

Tax Allocation (1%)
415,000	Riverside County, CA Economic Development Agency, 7.25%, 12/01/40	461
55,000	San Dimas, CA Redevelopment Agency, 6.75%, 9/01/16 AGM (a)	56

		517

Transportation (4%)
500,000	Los Angeles County Metropolitan Transportation Authority, 5.00%, 7/01/20	602
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/01/15 AGM (a)	1,011
300,000	San Diego County Regional Transportation Commission, 0.07%, 4/01/38	300

		1,913

University (5%)
1,000,000	California State University, 4.00%, 11/01/29	1,008
705,000	University of California, 5.00%, 5/15/18	819
300,000	University of California, 5.00%, 5/15/20	349

		2,176

Water & Sewer (14%)
200,000	Brentwood, CA Infrastructure Financing Authority, 5.50%, 7/01/20	228
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/01/18 NATL-RE (a)	823
500,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/01/20	596
310,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/01/24	358
205,000	City of San Luis Obispo CA, 4.00%, 6/01/23	220
325,000	Contra Costa, CA Water District, 5.00%, 10/01/18	383
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/01/17	578
735,000	Metropolitan Water District of Southern CA, 5.00%, 7/01/20	866
595,000	Sacramento County, CA Sanitation Districts Financing Authority, 3.00%, 12/01/15	626
550,000	San Diego County, CA Water Authority, 5.00%, 5/01/21 AGM (a)	630
200,000	San Diego, CA Public Facilities Financing Authority, 5.00%, 5/15/19	237
500,000	Turlock, CA Irrigation District, 3.00%, 1/01/16	523

		6,068

Total Revenue (Cost - $30,177)		31,116

Investment Company (2%)
1,134,477	Dreyfus General CA Municipal Money Market Fund (Cost - $1,135)	1,134

Annual Report	39

Payden California Municipal Income Fund continued

Principal or Shares	Security Description	Value (000)

Total (Cost - $42,429) (101%)		$ 43,941
Liabilities in excess of Other Assets (-1%)		(636)

Net Assets (100%)		$ 43,305

All of the securities are held by the custodian in a segregated account.

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual
FGIC	Financial Guaranty Insurance Corporation
NATL-RE	National Public Finance Guarantee Corporation
XLCA	XL Capital Assurance

See notes to financial statements.

40	Payden Mutual Funds

Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.
Portfolio composition - percent of value
Asset backed	9%
Corporate Bond	55%
Mortgage backed	6%
U.S. Treasury	15%
Other	15%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bank Loans (0%)
299,250	Cricket Communications Inc. Leap Term Loan
	C-DD 1L, 4.75%, 3/08/20
	(Cost - $297)	$ 301

Bonds (98%)
Australia (GBP) (1%)
600,000	National Australia Bank Ltd., 5.38%, 12/08/14	1,009
100,000	QBE Insurance Group Ltd., 6.13%, 9/28/15	173

		1,182

Australia (USD) (2%)
400,000	Australia & New Zealand Banking Group Ltd., 0.82%, 5/15/18	400
390,000	Australia & New Zealand Banking Group Ltd., 0.90%, 2/12/16	391
365,000	Commonwealth Bank of Australia 144A, 0.75%, 9/20/16 (a)	365
175,000	FMG Resources August 2006 Pty Ltd. 144A, 6.00%, 4/01/17 (a)(b)	184
275,000	FMG Resources August 2006 Pty Ltd. 144A,
	7.00%, 11/01/15 (a)(b)	286
500,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	506
240,000	Macquarie Bank Ltd. 144A, 3.45%, 7/27/15 (a)	249
100,000	Virgin Australia 2013-1A Trust 144A,
	5.00%, 10/23/23 (a)	102
210,000	Woodside Finance Ltd. 144A,
	4.50%, 11/10/14 (a)	217
19,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	20

		2,720

Bermuda (USD) (1%)
235,000	Aircastle Ltd., 9.75%, 8/01/18 (b)	261
300,000	CBQ Finance Ltd. 144A, 5.00%, 11/18/14 (a)	312
250,000	Qtel International Finance Ltd. 144A,
	6.50%, 6/10/14 (a)	258

		831

Brazil (BRL) (0%)
800,000	BRF SA 144A, 7.75%, 5/22/18 (a)(c)	299

Principal or Shares	Security Description	Value (000)
Brazil (USD) (1%)
400,000	Banco Bradesco SA/Cayman Islands 144A,
	2.36%, 5/16/14 (a)	$ 402
340,000	Banco do Brasil SA/Cayman Islands 144A,
	4.50%, 1/22/15 (a)	354
350,000	Banco do Nordeste do Brasil SA 144A,
	3.63%, 11/09/15 (a)	355
190,000	Caixa Economica Federal 144A,
	2.38%, 11/06/17 (a)	181

		1,292

Canada (CAD) (1%)
500,000	BMW Canada Inc., 2.64%, 8/10/15	488
500,000	Kellogg Canada Inc., 2.10%, 5/22/14	481

		969

Canada (USD) (5%)
270,000	Bank of Montreal, 0.76%, 7/15/16	272
200,000	Bank of Montreal, 0.84%, 4/09/18	201
200,000	Bank of Nova Scotia, 0.75%, 10/09/15	200
250,000	Bank of Nova Scotia, 0.76%, 7/15/16 (b)	252
110,000	Barrick Gold Corp., 2.50%, 5/01/18	107
150,000	Canadian Imperial Bank of Commerce,
	0.77%, 7/18/16 (b)	151
280,000	Canadian Imperial Bank of Commerce,
	0.90%, 10/01/15	281
300,000	Enbridge Inc., 0.90%, 10/01/16 (b)	301
1,000,000	Province of Ontario Canada, 1.00%, 7/22/16	1,007
540,000	Royal Bank of Canada, 0.71%, 9/09/16 (b)	542
115,000	Teck Resources Ltd., 3.85%, 8/15/17	121
200,000	Thomson Reuters Corp., 0.88%, 5/23/16 (b)	199
330,000	Toronto-Dominion Bank, 0.72%, 9/09/16	332
200,000	Toronto-Dominion Bank, 2.50%, 7/14/16 (b)	208
240,000	TransCanada PipeLines Ltd., 0.93%, 6/30/16	242
140,000	TransCanada PipeLines Ltd., 3.40%, 6/01/15	146
480,000	Xstrata Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (a)	483

		5,045

Annual Report	41

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
Cayman Islands (USD) (6%)
800,000	Apidos CLO 144A, 1.39%, 4/15/25 (a)	$ 788
250,000	Apidos CLO 144A, 1.94%, 4/15/25 (a)	247
1,050,000	Babson CLO Ltd. 144A, 1.34%, 4/20/25 (a)	1,033
600,000	Cent CLO LP 144A, 1.37%, 7/23/25 (a)	589
545,000	Dryden XXII Senior Loan Fund 144A,
	1.38%, 8/15/25 (a)	535
490,000	Dryden XXII Senior Loan Fund 144A,
	1.83%, 8/15/25 (a)	479
750,000	Oaktree Enhanced Income Funding Ltd. 144A,
	1.44%, 7/20/23 (a)	743
520,000	Oaktree Enhanced Income Funding Ltd. 144A,
	1.89%, 7/20/23 (a)	505
300,000	Seagate HDD Cayman 144A,
	3.75%, 11/15/18 (a)	303
775,000	Tyron Park CLO Ltd. 144A, 1.39%, 7/15/25 (a)	763
490,000	Tyron Park CLO Ltd. 144A, 1.82%, 7/15/25 (a)	479

		6,464

Chile (USD) (1%)
350,000	Banco del Estado de Chile 144A,
	2.00%, 11/09/17 (a)	345
260,000	Corpbanca SA, 3.13%, 1/15/18	246

		591

China (USD) (1%)
200,000	Baidu Inc., 2.25%, 11/28/17	199
200,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (a)	199
250,000	IPIC GMTN Ltd. 144A, 3.13%, 11/15/15 (a)	260
110,000	Petrobras International Finance Co.,
	2.88%, 2/06/15	112
210,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (a)	203

		973

Colombia (USD) (0%)
200,000	Banco de Bogota SA 144A, 5.00%, 1/15/17 (a)	211
100,000	Bancolombia SA, 4.25%, 1/12/16	105

		316

Costa Rica (USD) (0%)
200,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (a)	201

Denmark (EUR) (0%)
250,000	Jyske Bank A/S, 1.33%, 5/20/15	344

France (EUR) (1%)
400,000	RCI Banque SA, 1.12%, 4/07/15	534

France (USD) (4%)
500,000	Banque Federative du Credit Mutuel SA 144A,
	1.09%, 10/28/16 (a)	501
790,000	Banque PSA Finance SA 144A,
	2.14%, 4/04/14 (a)	789
270,000	BNP Paribas SA, 3.60%, 2/23/16	286
290,000	BPCE SA, 1.49%, 4/25/16	294
400,000	Credit Agricole SA 144A, 1.10%, 10/03/16 (a)	401
310,000	Credit Agricole SA/London 144A,
	1.40%, 4/15/16 (a)	314
500,000	RCI Banque SA 144A, 2.12%, 4/11/14 (a)	501
500,000	Societe Generale SA, 1.33%, 10/01/18 (b)	502
600,000	Societe Generale SA 144A, 1.57%, 12/13/13 (a)	601
280,000	Total Capital International SA, 0.83%, 8/10/18	282
130,000	Vivendi SA 144A, 2.40%, 4/10/15 (a)	133

		4,604

Principal or Shares	Security Description	Value (000)
Germany (USD) (0%)
350,000	FMS Wertmanagement AoeR, 0.63%, 4/18/16	$ 351

Ireland (GBP) (0%)
250,000	GE Capital UK Funding, 0.67%, 3/20/17	392

Japan (USD) (1%)
320,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	0.71%, 2/26/16 (a)	321
200,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	0.87%, 9/09/16 (a)(b)	201
340,000	Nomura Holdings Inc., 1.70%, 9/13/16	346
200,000	Softbank Corp. 144A, 4.50%, 4/15/20 (a)	198
250,000	Sumitomo Mitsui Banking Corp.,
	0.90%, 1/18/16	250

		1,316

Luxembourg (USD) (1%)
200,000	ArcelorMittal, 4.25%, 8/05/15	207
400,000	Far East Capital Ltd. SA 144A,
	8.00%, 5/02/18 (a)	363
480,000	Mallinckrodt International Finance SA 144A,
	3.50%, 4/15/18 (a)	480

		1,050

Mexico (MXN) (2%)
21,773,500	Mexican Bonos, 5.00%, 6/15/17	1,689
5,898,500	Mexican Bonos, 6.00%, 6/18/15	469

		2,158

Mexico (USD) (1%)
100,000	America Movil SAB de CV, 3.63%, 3/30/15	104
170,000	Kansas City Southern de Mexico SA de CV,
	2.35%, 5/15/20	162
350,000	Petroleos Mexicanos, 2.27%, 7/18/18 (b)	362

		628

Netherlands (USD) (1%)
500,000	ABN AMRO Bank NV 144A,
	1.04%, 10/28/16 (a)	500
300,000	ING Bank NV 144A, 3.75%, 3/07/17 (a)	318
200,000	NXP BV / NXP Funding LLC 144A,
	3.50%, 9/15/16 (a)(b)	206
350,000	Volkswagen International Finance NV 144A,
	1.15%, 11/20/15 (a)	352

		1,376

New Zealand (USD) (0%)
200,000	ANZ New Zealand International Ltd./London
	144A, 1.13%, 3/24/16 (a)	200

Norway (USD) (0%)
200,000	SpareBank 1 Boligkreditt AS 144A,
	1.25%, 5/02/18 (a)	196

Peru (USD) (0%)
180,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	180

Qatar (USD) (1%)
200,000	Qatar Government International Bond 144A,
	3.13%, 1/20/17 (a)	210

42	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	144A, 5.50%, 9/30/14 (a)	$ 417

		627

Singapore (USD) (1%)
435,000	DBS Bank Ltd. 144A, 2.35%, 2/28/17 (a)	447
200,000	Oversea-Chinese Banking Corp. Ltd. 144A,
	1.63%, 3/13/15 (a)	203

		650

Sweden (EUR) (0%)
300,000	Scania CV AB, 0.65%, 9/14/15	408

Sweden (USD) (2%)
1,000,000	Kommuninvest I Sverige AB 144A,
	0.88%, 12/13/16 (a)	1,002
430,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (a)	429
600,000	Svensk Exportkredit AB, 0.63%, 9/04/15	602
390,000	Svenska Handelsbanken AB, 0.70%, 3/21/16	391

		2,424

United Kingdom (EUR) (0%)
300,000	Gracechurch Card Funding PLC 144A,
	0.93%, 2/15/17 (a)	410

United Kingdom (GBP) (3%)
400,000	Chester Asset Receivables Dealings 2004-1 PLC, 0.70%, 4/15/16	641
280,000	ENW Capital Finance PLC, 6.75%, 6/20/15	486
200,000	Experian Finance PLC, 5.63%, 12/12/13	322
600,000	National Grid PLC, 6.13%, 4/15/14	984
220,000	Prudential PLC, 1.25%, 11/16/15	353
250,000	SSE PLC, 5.75%, 2/05/14	406
250,000	United Utilities Water PLC, 6.13%, 12/29/15	441

		3,633

United Kingdom (USD) (5%)
1,500,000	Bank of England Euro Note 144A,
	0.50%, 3/06/15 (a)	1,505
190,000	BAT International Finance PLC 144A,
	1.40%, 6/05/15 (a)	192
70,000	BP Capital Markets PLC, 0.77%, 5/10/18	70
643,077	Fosse Master Issuer PLC 144A,
	1.67%, 10/18/54 (a)	648
350,000	Gracechurch Card Funding PLC 144A,
	0.88%, 2/15/17 (a)	352
750,000	Granite Master Issuer PLC, 1.04%, 12/17/54	671
390,000	HSBC Bank PLC 144A, 0.90%, 5/15/18 (a)	391
540,000	HSBC Bank PLC 144A, 1.63%, 7/07/14 (a)(b)	545
420,000	State Bank of India/London, 4.50%, 7/27/15	433
310,000	Vodafone Group PLC, 0.65%, 2/19/16	310

		5,117

United States (EUR) (0%)
225,000	Parker Hannifin Corp., 4.13%, 11/11/15	324

United States (GBP) (1%)
150,000	American Express Credit Corp.,
	5.38%, 10/01/14 (c)	250
200,000	Pemex Project Funding Master Trust,
	7.50%, 12/18/13	324

		574

Principal or Shares	Security Description	Value (000)
United States (USD) (55%)
200,000	AbbVie Inc., 1.20%, 11/06/15	$ 202
160,000	Actavis Inc., 5.00%, 8/15/14	165
175,000	Alliance Data Systems Corp. 144A,
	5.25%, 12/01/17 (a)	181
500,000	Ally Financial Inc., 3.50%, 7/18/16	514
300,000	Ally Master Owner Trust, 0.63%, 2/15/18	300
500,000	Ally Master Owner Trust, 0.63%, 4/15/18	499
410,000	American Express Co., 0.85%, 5/22/18	411
300,000	American Express Credit Corp., 0.75%, 7/29/16	302
70,000	American Express Credit Corp., 1.75%, 6/12/15	71
250,000	American Honda Finance Corp. 144A,
	0.64%, 5/26/16 (a)(b)	250
200,000	American Honda Finance Corp.,
	1.13%, 10/07/16	201
300,000	American Honda Finance Corp. 144A,
	1.45%, 2/27/15 (a)	303
90,000	American International Group Inc.,
	2.38%, 8/24/15	92
195,000	AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	210
175,000	Apple Inc., 0.45%, 5/03/16 (b)	174
110,000	Apple Inc., 0.49%, 5/03/18 (b)	110
200,000	Apple Inc., 1.00%, 5/03/18 (b)	194
160,000	ARAMARK Corp. 144A, 5.75%, 3/15/20 (a)	168
250,000	Ashland Inc., 3.00%, 3/15/16	257
160,000	Astoria Financial Corp., 5.00%, 6/19/17	169
300,000	AT&T Inc., 0.65%, 2/12/16	300
110,000	Autodesk Inc., 1.95%, 12/15/17	108
110,000	Aviation Capital Group Corp. 144A,
	4.63%, 1/31/18 (a)	112
435,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 4.88%, 11/15/17 (b)	455
390,000	Bank of America Corp., 1.32%, 3/22/18 (b)	395
175,000	Bank of America Corp., 3.70%, 9/01/15 (b)	183
100,000	Bank of America Corp., 3.75%, 7/12/16	106
217,367	Bank of America Mortgage 2002-K Trust,
	2.75%, 10/20/32	220
270,000	Bank of New York Mellon Corp.,
	0.80%, 8/01/18	271
90,000	Baxter International Inc., 0.95%, 6/01/16	91
90,000	BB&T Corp., 1.60%, 8/15/17	90
110,000	Berkshire Hathaway Finance Corp.,
	0.95%, 8/15/16 (b)	110
250,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	279
90,000	Capital Auto Receivables Asset Trust,
	1.29%, 4/20/18	89
90,000	Capital Auto Receivables Asset Trust,
	1.74%, 10/22/18	89
270,000	Capital One Financial Corp., 1.00%, 11/06/15	270
260,000	Capital One Financial Corp., 2.13%, 7/15/14	263
100,000	Carnival Corp., 1.20%, 2/05/16	100
70,000	Carnival Corp., 1.88%, 12/15/17	69
90,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17	89
190,000	CIT Group Inc. 144A, 4.75%, 2/15/15 (a)	199
380,000	Citigroup Inc., 1.04%, 4/01/16	382
390,000	Citigroup Inc., 1.25%, 1/15/16	391
359,000	Citigroup Inc., 2.25%, 8/07/15	367
220,000	CNH Capital LLC, 3.88%, 11/01/15	228

Annual Report	43

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

60,000	Computer Sciences Corp., 2.50%, 9/15/15	$ 61
80,000	ConAgra Foods Inc., 1.30%, 1/25/16	80
40,000	ConAgra Foods Inc., 1.35%, 9/10/15	40
250,000	Connecticut Avenue Securities Series,
	2.17%, 10/25/23	252
272,046	Credit Suisse Mortgage Capital Certificates
	144A, 1.18%, 2/27/47 (a)	267
419,947	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (a)	405
216,149	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)	203
300,000	Daimler Finance North America LLC 144A,
	0.92%, 8/01/16 (a)	301
170,000	Daimler Finance North America LLC 144A,
	1.25%, 1/11/16 (a)	171
545,000	Digital Realty Trust LP, 4.50%, 7/15/15 (b)	572
140,000	DIRECTV Holdings LLC / DIRECTV Financing
	Co. Inc., 3.13%, 2/15/16 (b)	145
34,000	DIRECTV Holdings LLC / DIRECTV Financing
	Co. Inc., 3.50%, 3/01/16	36
165,000	DIRECTV Holdings LLC / DIRECTV Financing
	Co. Inc., 4.75%, 10/01/14	171
440,000	Discover Bank/Greenwood DE, 2.00%, 2/21/18	436
230,000	DISH DBS Corp., 4.63%, 7/15/17	240
210,000	Dow Chemical Co., 2.50%, 2/15/16	218
150,000	Duke Realty LP, 5.40%, 8/15/14	155
440,000	E*TRADE Financial Corp., 6.00%, 11/15/17	469
140,000	Eaton Corp. 144A, 0.95%, 11/02/15 (a)	140
459,912	Enterprise Fleet Financing LLC 144A,
	1.14%, 11/20/17 (a)	461
60,000	Enterprise Products Operating LLC,
	1.25%, 8/13/15	60
60,000	Equifax Inc., 4.45%, 12/01/14	62
160,000	ERAC USA Finance LLC 144A,
	2.25%, 1/10/14 (a)	160
100,000	Express Scripts Holding Co., 2.10%, 2/12/15	102
881,354	FDIC Structured Sale Guaranteed Notes 144A,
	0.90%, 12/04/20 (a)	889
498,468	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	515
426,657	FDIC Trust 144A, 2.18%, 5/25/50 (a)	431
110,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	108
250,000	Fifth Third Bank/Ohio, 4.75%, 2/01/15	262
411,766	First Investors Auto Owner Trust 144A,
	3.40%, 3/15/16 (a)	414
240,000	Florida Hurricane Catastrophe Fund Finance
	Corp., 1.30%, 7/01/16	240
200,000	Ford Motor Credit Co. LLC, 1.52%, 5/09/16	203
370,000	Ford Motor Credit Co. LLC, 3.88%, 1/15/15	383
500,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15 (b)	542
100,000	Freeport-McMoRan Copper & Gold Inc.,
	1.40%, 2/13/15 (c)	101
100,000	Freeport-McMoRan Copper & Gold Inc.,
	2.15%, 3/01/17 (c)	101
590,000	General Electric Capital Corp., 0.89%, 7/12/16	594
350,000	General Electric Capital Corp., 2.15%, 1/09/15	357

Principal or Shares	Security Description	Value (000)

270,000	General Electric Capital Corp., 3.75%, 11/14/14	$ 279
140,000	General Motors Financial Co. Inc. 144A,
	2.75%, 5/15/16 (a)	141
220,000	General Motors Financial Co. Inc. 144A,
	4.75%, 8/15/17 (a)	234
450,000	Glencore Funding LLC 144A, 1.60%, 1/15/19 (a)	437
410,000	Goldman Sachs Group Inc., 1.44%, 4/30/18	412
210,000	Goldman Sachs Group Inc., 3.63%, 2/07/16 (b)	222
400,000	GSAMP Trust 2004-SEA2, 0.82%, 3/25/34	398
590,741	HarborView Mortgage Loan Trust 2005-14,
	2.75%, 12/19/35	524
90,000	Harley-Davidson Financial Services Inc. 144A,
	1.15%, 9/15/15 (a)	90
680,000	Hartford Financial Services Group Inc.,
	4.00%, 3/30/15	710
420,000	HCP Inc., 2.70%, 2/01/14	422
360,000	HSBC USA Inc., 1.13%, 9/24/18	361
100,000	Hyundai Capital America 144A,
	3.75%, 4/06/16 (a)	105
100,000	Ingredion Inc., 3.20%, 11/01/15	104
380,000	International Lease Finance Corp.,
	2.20%, 6/15/16 (b)	384
85,000	International Lease Finance Corp.,
	4.88%, 4/01/15	89
170,000	International Lease Finance Corp. 144A,
	6.50%, 9/01/14 (a)	178
260,000	JB Hunt Transport Services Inc., 3.38%, 9/15/15	270
200,000	John Deere Capital Corp., 1.05%, 10/11/16	201
190,000	JPMorgan Chase & Co., 1.10%, 10/15/15	191
200,000	JPMorgan Chase & Co., 1.14%, 1/25/18	202
170,000	KeyCorp, 3.75%, 8/13/15	179
100,000	Kraft Foods Group Inc., 1.63%, 6/04/15	102
200,000	Kroger Co., 2.20%, 1/15/17	204
160,604	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	177
140,000	Marathon Oil Corp., 0.90%, 11/01/15	140
110,000	Masco Corp., 4.80%, 6/15/15	116
107,448	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	112
320,000	Merck & Co. Inc., 0.62%, 5/18/18	321
270,000	Metropolitan Life Global Funding I 144A,
	0.77%, 7/15/16 (a)	271
320,000	Metropolitan Life Global Funding I 144A,
	1.70%, 6/29/15 (a)	324
300,000	Morgan Stanley, 1.51%, 2/25/16	303
500,000	Morgan Stanley, 1.52%, 4/25/18 (b)	504
100,000	Murphy Oil Corp., 2.50%, 12/01/17	101
70,000	Mylan Inc./PA 144A, 1.80%, 6/24/16 (a)	71
500,000	Nabors Industries Inc. 144A, 2.35%, 9/15/16 (a)	507
250,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	259
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	198
160,000	NBCUniversal Enterprise Inc. 144A,
	0.93%, 4/15/18 (a)	161
50,000	NextEra Energy Capital Holdings Inc.,
	1.20%, 6/01/15	50

44	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	NextEra Energy Capital Holdings Inc.,
	1.34%, 9/01/15	$ 402
850,000	Nissan Master Owner Trust Receivables,
	0.48%, 2/15/18	849
290,000	Nissan Motor Acceptance Corp. 144A,
	1.00%, 3/15/16 (a)	289
140,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (a)	140
90,000	PACCAR Financial Corp., 0.75%, 5/16/16	90
60,000	PACCAR Financial Corp., 1.05%, 6/05/15	60
60,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 7/11/14 (a)	61
200,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.13%, 5/11/15 (a)	206
70,000	Phillips 66, 2.95%, 5/01/17	73
220,000	Plains Exploration & Production Co.,
	6.50%, 11/15/20	243
250,000	PNC Bank NA, 1.15%, 11/01/16 (b)	251
200,000	Prudential Financial Inc., 1.04%, 8/15/18	201
270,000	Regions Financial Corp., 2.00%, 5/15/18	266
328,579	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	255
60,000	Reynolds American Inc., 1.05%, 10/30/15 (b)	60
170,000	Rockies Express Pipeline LLC 144A,
	3.90%, 4/15/15 (a)	170
220,000	Sabine Pass LNG LP, 7.50%, 11/30/16	247
200,000	SABMiller Holdings Inc. 144A,
	0.93%, 8/01/18 (a)	202
100,000	SBA Communications Corp., 5.63%, 10/01/19	103
297,604	Sequoia Mortgage Trust, 1.45%, 2/25/43	294
278,607	Sequoia Mortgage Trust, 1.55%, 4/25/43	269
243,648	Sequoia Mortgage Trust, 3.50%, 4/25/42	245
60,000	Simon Property Group LP, 4.20%, 2/01/15	62
410,844	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	407
151,706	Springleaf Mortgage Loan Trust 144A,
	1.57%, 12/25/59 (a)	152
487,760	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	488
143,062	Springleaf Mortgage Loan Trust 144A,
	2.22%, 10/25/57 (a)	146
200,000	TD Ameritrade Holding Corp.,
	4.15%, 12/01/14	208
145,000	Tesoro Corp., 4.25%, 10/01/17	151
857,256	Thornburg Mortgage Securities Trust 2004-1,
	1.78%, 3/25/44	853
140,000	Time Warner Inc., 3.15%, 7/15/15	146
260,000	T-Mobile USA Inc. 144A, 5.25%, 9/01/18 (a)(b)	271
380,000	Total System Services Inc., 2.38%, 6/01/18	374
4,000,000	U.S. Treasury Note, 0.25%, 9/15/15	3,997
5,000,000	U.S. Treasury Note, 0.25%, 5/15/16	4,977
500,000	U.S. Treasury Note, 0.38%, 1/15/16	500
3,590,000	U.S. Treasury Note, 0.38%, 3/15/16	3,588
1,590,000	U.S. Treasury Note, 0.50%, 6/15/16	1,591
1,600,000	U.S. Treasury Note, 0.63%, 7/15/16	1,605
1,190,000	U.S. Treasury Note, 1.00%, 9/30/16	1,205
1,100,000	U.S. Treasury Note, 1.25%, 10/31/15 (d)	1,121
60,000	UnitedHealth Group Inc., 1.40%, 10/15/17 (b)	60
400,000	Valeant Pharmaceuticals International 144A,
	6.50%, 7/15/16 (a)	415
181,000	Ventas Realty LP, 1.55%, 9/26/16	182
181,131	Vericrest Opportunity Loan Transferee 144A,
	2.73%, 11/25/60 (a)	180
110,000	Verizon Communications Inc., 1.78%, 9/15/16	113
250,000	Verizon Communications Inc.,
	2.00%, 9/14/18 (b)	266
100,000	Viacom Inc., 4.38%, 9/15/14	103
170,000	Vornado Realty LP, 4.25%, 4/01/15	176

Principal or Shares	Security Description	Value (000)

260,000	Wachovia Bank NA, 4.80%, 11/01/14	$ 271
120,000	Walgreen Co., 1.00%, 3/13/15	121
517,675	WaMu Mortgage Pass Through Certificates,
	2.43%, 10/25/36	448
120,000	WellPoint Inc., 1.25%, 9/10/15	121
460,000	WellPoint Inc., 2.38%, 2/15/17	471
280,000	Wells Fargo & Co., 0.87%, 4/23/18	281
500,000	Western Union Co., 1.26%, 8/21/15	502
390,000	Windstream Corp., 7.88%, 11/01/17	448
100,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	101
100,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (a)	101
150,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)	153
230,000	WPX Energy Inc., 5.25%, 1/15/17 (b)	247

		62,008

Virgin Islands (British) (USD) (0%)
200,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	199
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	195

		394

Total Bonds (Cost - $110,424)		110,781

Purchased Call Options (0%)
23	U.S. Treasury 5 Year Futures Option, 122, 11/22/13 (Cost - $5)	3

Purchased Put Options (0%)
59	U.S. Treasury 10 Year Futures Option, 123,
	11/22/13	1
23	U.S. Treasury 5 Year Futures Option, 119,
	11/22/13	—

Total Purchased Put Options (Cost - $23)		1

Investment Company (9%)
9,432,877	Payden Cash Reserves Money Market Fund * (Cost - $9,433)	9,433

Total (Cost - $120,182) (107%)		120,519
Liabilities in excess of Other Assets (-7%)		(7,473)

Net Assets (100%)		$ 113,046

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $7,884 and the total market value of the collateral held by the Fund is $8,105. Amount in 000s.
(c)	Principal in foreign currency.
(d)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.

Annual Report	45

Payden Global Low Duration Fund continued

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/12/2013	British Pound (Sell 3,740)	HSBC Securities	$46
12/3/2013	British Pound (Sell 967)	JP Morgan	10
11/12/2013	Canadian Dollar (Sell 1,021)	RBS	9
11/12/2013	Euro (Sell 1,676)	Citigroup	7

			$72

Liabilities:
11/18/2013	Brazilian Real (Sell 670)	HSBC Securities	(27)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
37	Australian 3 Year Bond	Dec-13	$3,793	$4
	Future
5	U.S. Treasury 10 Year	Dec-13	(637)	(5)
	Note Future
8	U.S. Treasury 2 Year	Jan-14	1,763	2
	Note Future
28	U.S. Treasury 5 Year	Jan-14	(3,407)	(68)
	Note Future

				$(67)

See notes to financial statements.

46	Payden Mutual Funds

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.
Portfolio Composition - percent of value
Corporate	65%
Investment Company	27%
U.S. Treasury	6%
Mortgage Backed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bonds (74%)
Australia (USD) (0%)
180,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.90%, 3/22/23 (a)	$ 174

Bermuda (EUR) (1%)
150,000	Fidelity International Ltd., 6.88%, 2/24/17	232

Brazil (BRL) (1%)
337,000	Brazil Notas do Tesouro Nacional,
	6.00%, 5/15/15	359
700,000	BRF SA 144A, 7.75%, 5/22/18 (a)	262

		621

Canada (CAD) (1%)
70,000	Canadian Government Bond, 2.00%, 12/01/14	68
130,000	Canadian Government Bond, 3.75%, 6/01/19	137
200,000	Canadian Government Bond, 5.00%, 6/01/37	258

		463

Denmark (EUR) (1%)
200,000	Carlsberg Breweries A/S, 2.63%, 11/15/22	270

Finland (EUR) (1%)
140,000	Finland Government Bond, 2.63%, 7/04/42 (b)	187
170,000	Finland Government Bond, 2.75%, 7/04/28 (b)	238

		425

France (CAD) (1%)
330,000	Cie de Financement Foncier SA, 4.55%, 4/28/17	338
France (EUR) (4%)
450,000	France Government Bond OAT,
	3.00%, 10/25/15	644
670,000	France Government Bond OAT, 3.50%, 4/25/20	1,031

		1,675
France (GBP) (0%)
100,000	Cie de St-Gobain, 4.63%, 10/09/29	161

France (USD) (2%)
200,000	Banque Federative du Credit Mutuel SA 144A, 2.50%, 10/29/18 (a)	200

Principal or Shares	Security Description	Value (000)

200,000	BPCE SA, 5.70%, 10/22/23 (b)	$ 205
260,000	Credit Agricole SA/London 144A,
	1.40%, 4/15/16 (a)	263

		668

Germany (EUR) (2%)
300,000	Bundesobligation, 0.25%, 4/13/18	402
280,000	Bundesobligation, 1.75%, 10/09/15	392
100,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	192

		986

Ireland (EUR) (1%)
190,000	Aquarius and Investments PLC for Zurich
	Insurance Co. Ltd., 4.25%, 10/02/43	262
50,000	GE Capital European Funding, 2.25%, 7/20/20	69

		331

Ireland (GBP) (1%)
130,000	GE Capital UK Funding, 4.38%, 7/31/19	227

Ireland (RUB) (1%)
10,000,000	Novatek OAO via Novatek Finance Ltd. 144A,
	7.75%, 2/21/17 (a)	312

Italy (EUR) (4%)
150,000	Italy Buoni Poliennali Del Tesoro,
	3.75%, 8/01/15	212
100,000	Italy Buoni Poliennali Del Tesoro,
	4.00%, 2/01/37	124
900,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 2/01/20	1,307

		1,643

Japan (GBP) (0%)
120,000	Sumitomo Mitsui Banking Corp.,
	1.07%, 3/18/16	192

Japan (JPY) (8%)
40,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	415

Annual Report	47

Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

40,000,000	Japan Government Ten Year Bond,
	1.40%, 6/20/19	$ 433
85,000,000	Japan Government Ten Year Bond,
	1.50%, 12/20/17	912
25,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	275
15,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	172
80,000,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	841

		3,048

Japan (USD) (0%)
200,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (a)	201

Jersey (EUR) (1%)
50,000	Heathrow Funding Ltd., 4.60%, 2/15/18 (b)	76
170,000	UBS AG/Jersey, 4.50%, 9/16/19	238

		314

Netherlands (EUR) (3%)
230,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands, 3.88%, 7/25/23	319
200,000	KBC Internationale Financieringsmaatschappij
	NV, 2.13%, 9/10/18	277
340,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22 (a)	477

		1,073

Netherlands (USD) (0%)
200,000	ING Bank NV 144A, 1.21%, 3/07/16 (a)	202

Spain (EUR) (2%)
90,000	Spain Government Bond, 4.20%, 1/31/37	111
180,000	Spain Government Bond, 4.25%, 10/31/16	261
230,000	Spain Government Bond, 4.85%, 10/31/20	341

		713

Sweden (EUR) (1%)
200,000	SBAB Bank AB, 2.38%, 9/04/20	275

United Kingdom (EUR) (2%)
100,000	HSBC Holdings PLC, 3.38%, 1/10/24	140
50,000	Imperial Tobacco Finance PLC, 8.38%, 2/17/16	79
165,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	262
150,000	Standard Chartered Bank, 5.88%, 9/26/17	233

		714

United Kingdom (GBP) (6%)
110,000	Aviva PLC, 6.13%, 11/14/36	193
75,000	Barclays Bank PLC, 6.75%, 1/16/23	133
121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	210
110,000	HSBC Bank PLC, 5.38%, 11/04/30	190
100,000	InterContinental Hotels Group PLC,
	6.00%, 12/09/16	180
100,000	Next PLC, 5.38%, 10/26/21	181
130,000	Scottish Widows PLC, 5.50%, 6/16/23	214
180,000	United Kingdom Gilt, 2.75%, 1/22/15	297
160,000	United Kingdom Gilt, 4.25%, 12/07/55	303
190,000	United Kingdom Gilt, 4.75%, 12/07/38	375

		2,276

United Kingdom (USD) (1%)
300,000	Standard Chartered PLC 144A,
	3.95%, 1/11/23 (a)(c)	288

Principal or Shares	Security Description	Value (000)
United States (EUR) (1%)
200,000	AT&T Inc., 1.88%, 12/04/20	$ 266
100,000	Morgan Stanley, 5.38%, 8/10/20	160
100,000	National Grid North America Inc.,
	1.75%, 2/20/18	138

		564

United States (GBP) (0%)
100,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 4.38%, 9/14/29	155

United States (IDR) (0%)
1,500,000,000	JPMorgan Chase Bank NA 144A,
	9.50%, 7/17/31 (a)	151
United States (USD) (28%)
115,000	Altria Group Inc., 4.75%, 5/05/21	124
260,000	American Express Bank FSB, 0.47%, 6/12/17	257
150,000	American International Group Inc.,
	3.00%, 3/20/15	154
105,000	American Tower Corp., 3.50%, 1/31/23	97
190,000	Bank of America Corp., 1.25%, 1/11/16 (c)	191
100,000	Bank of America Corp., 3.70%, 9/01/15	105
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	234
100,000	BioMed Realty LP, 3.85%, 4/15/16	105
190,000	Carlyle Holdings II Finance LLC 144A,
	5.63%, 3/30/43 (a)	180
90,000	CBS Corp., 5.75%, 4/15/20	102
190,000	Celgene Corp., 2.30%, 8/15/18	192
145,000	Chubb Corp., 6.38%, 3/29/67	159
213,000	Citigroup Inc., 6.01%, 1/15/15	226
150,000	Daimler Finance North America LLC 144A, 1.88%, 1/11/18 (a)	149
250,000	Digital Realty Trust LP, 5.88%, 2/01/20 (c)	274
150,000	Dignity Health, 3.13%, 11/01/22	139
152,000	Dow Chemical Co., 9.40%, 5/15/39	226
420,000	FNMA 30YR TBA, 4.50% (d)	450
160,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	187
50,000	General Electric Capital Corp., 5.88%, 1/14/38	57
120,000	General Electric Capital Corp., 6.38%, 11/15/67	131
190,000	Glencore Funding LLC 144A, 1.42%, 5/27/16 (a)	189
54,311	GreenPoint Mortgage Funding Trust,
	0.45%, 6/25/45	23
215,000	Health Care REIT Inc., 4.95%, 1/15/21	232
180,000	Hewlett-Packard Co., 4.65%, 12/09/21 (c)	183
26,848	Indymac Index Mortgage Loan Trust,
	2.57%, 10/25/34	25
110,000	JPMorgan Chase & Co., 4.35%, 8/15/21	117
260,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (a)	244
190,000	Lexington Realty Trust 144A, 4.25%, 6/15/23 (a)	186
115,000	MDC Holdings Inc., 6.00%, 1/15/43	101
80,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	86
130,000	Merrill Lynch & Co. Inc., 6.88%, 4/25/18	154
45,000	MetLife Inc., 6.40%, 12/15/36	47
55,000	MetLife Inc., 10.75%, 8/01/39	82
200,000	Metropolitan Edison Co. 144A,
	3.50%, 3/15/23 (a)	192
200,000	Morgan Stanley, 4.10%, 5/22/23 (c)	194
100,000	Murphy Oil Corp., 2.50%, 12/01/17	101
95,000	NBCUniversal Media LLC, 4.38%, 4/01/21	104
50,000	NBCUniversal Media LLC, 6.40%, 4/30/40	61

48	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

75,000	Owens Corning, 4.20%, 12/15/22	$ 75
110,000	Prudential Financial Inc., 5.63%, 6/15/43	110
152,000	Prudential Financial Inc., 7.38%, 6/15/19	189
185,000	Ryder System Inc., 3.50%, 6/01/17	194
150,000	Sempra Energy, 9.80%, 2/15/19	202
110,000	State Street Corp., 4.96%, 3/15/18	122
136,546	Structured Adjustable Rate Mortgage Loan Trust,
	2.48%, 10/25/34	135
205,798	Thornburg Mortgage Securities Trust,
	0.92%, 9/25/44	200
450,000	U.S. Treasury Bill, 0.07%, 11/14/13 (e)	450
200,000	U.S. Treasury Note, 0.63%, 8/31/17	198
820,000	U.S. Treasury Note, 0.88%, 12/31/16	825
170,000	U.S. Treasury Note, 0.88%, 1/31/17 (f)	171
100,000	U.S. Treasury Note, 1.25%, 8/31/15	102
130,000	U.S. Treasury Note, 3.13%, 5/15/21	140
200,000	U.S. Treasury Note, 5.25%, 2/15/29 (f)	252
140,000	U.S. Treasury Note, 5.38%, 2/15/31	180
150,000	Viacom Inc., 2.50%, 9/01/18	152
195,000	Vornado Realty LP, 4.25%, 4/01/15	202
80,000	Wachovia Corp., 5.50%, 8/01/35	84
210,000	Wachovia Corp., 5.63%, 10/15/16	236
170,000	WellPoint Inc., 2.30%, 7/15/18	171
160,000	Wells Fargo & Co., 5.38%, 11/02/43	162
155,000	Williams Companies Inc., 3.70%, 1/15/23	143
90,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	92
170,000	Zoetis Inc., 3.25%, 2/01/23	163

		11,010

Total Bonds (Cost - $29,135)		29,702

Purchased Call Options (0%)
56	U.S. Treasury 5 Year Futures Option, 122,
	11/22/13
	(Cost - $5)	8

Purchased Put Options (0%)
56	U.S. Treasury 5 Year Futures Option, 119,
	11/22/13
	(Cost - $26)	—

Investment Company (28%)
1,144,165	Payden Cash Reserves Money Market Fund *	1,144
356,517	Payden Emerging Markets Bond Fund,
	Institutional Class *	4,945
176,983	Payden Emerging Markets Local Bond Fund,
	Investor Class *	1,651
444,029	Payden High Income Fund, Investor Class *	3,233

Total Investment Company (Cost - $11,541)		10,973

Total (Cost - $40,707) (102%)		40,683
Liabilities in excess of Other Assets (-2%)		(762)

Net Assets (100%)		$ 39,921

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $1,044 and the total market value of the collateral held by the Fund is $1,086.
(d)	Security was purchased on a delayed delivery basis.
(e)	Yield to maturity at time of purchase.
(f)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/25/2013	Australian Dollar	RBS	$16
	(Buy 386)
1/21/2014	British Pound (Sell 369)	Bank of America	2
11/12/2013	British Pound (Sell 1,444)	HSBC Securities	18
11/22/2013	Canadian Dollar (Sell 617)	RBC Capital	1
11/12/2013	Canadian Dollar	RBS	9
	(Sell 1,064)
11/12/2013	Euro (Sell 3,032)	Citigroup	13
11/12/2013	Euro (Sell 2,815)	RBC Capital	12
11/25/2013	Euro (Buy 1,651)	RBC Capital	15
11/12/2013	Euro (Sell 2,766)	State Street	13
11/12/2013	Japanese Yen	Barclays	39
	(Sell 360,600)
12/30/2013	Japanese Yen	Barclays	3
	(Sell 254,700)
12/20/2013	Norwegian Krone	JP Morgan	4
	(Buy 9,461)
11/12/2013	Swiss Franc (Sell 297)	RBS	3
11/25/2013	Swiss Franc (Buy 297)	RBS	3

			$151

Liabilities:
11/22/2013	Australian Dollar	RBC Capital	$(25)
	(Sell 654)
11/12/2013	Australian Dollar	RBS	(3)
	(Sell 434)
11/18/2013	Brazilian Real (Sell 1,461)	HSBC Securities	(58)
11/25/2013	British Pound (Sell 474)	HSBC Securities	(16)
11/25/2013	Canadian Dollar	RBS	—
	(Buy 189)
1/22/2014	Euro (Sell 439)	Bank of America	(3)
12/19/2013	Indonesian Rupiah	Barclays	(1)
	(Sell 1,562,000)
11/25/2013	Japanese Yen	Barclays	(6)
	(Buy 53,100)
11/26/2013	Russian Ruble	HSBC Securities	(12)
	(Sell 9,860)
1/23/2014	Swiss Franc (Sell 1,439)	State Street	(4)

			$(128)

Annual Report	49

Payden Global Fixed Income Fund continued

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
25	Australian 3 Year Bond	Dec-13	$2,563	$4
	Future
2	Canadian 10 Year Bond	Dec-13	252	6
	Future
1	Euro-Bobl Future	Dec-13	170	3
10	Euro-Bund Future	Dec-13	1,928	31
9	Euro-Schatz Future	Dec-13	1,351	4
2	Japan 10 Year Bond	Dec-13	2,951	46
	Future
12	Long Gilt Future	Dec-13	(2,141)	(32)
18	U.S. Long Bond Future	Dec-13	(2,427)	(49)
31	U.S. Treasury 10 Year	Dec-13	(3,948)	(107)
	Note Future
20	U.S. Treasury 5 Year	Jan-14	2,434	49
	Note Future
4	U.S. Ultra Long Bond	Dec-13	576	29
	Future

				$(16)

See notes to financial statements.

50	Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Corporate	49%
Foreign Government	43%
Cash equivalent	7%
Municipal	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (USD) (1%)
4,860,000	City of Buenos Aires Argentina 144A, 9.95%, 3/01/17 (a)	$ 4,872

Armenia (USD) (1%)
6,800,000	Republic of Armenia 144A, 6.00%, 9/30/20 (a)	6,722

Azerbaijan (USD) (0%)
2,620,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	2,529

Belarus (USD) (1%)
8,270,000	Republic of Belarus, 8.75%, 8/03/15	8,322
4,320,000	Republic of Belarus, 8.95%, 1/26/18	4,320

		12,642

Bolivia (USD) (0%)
1,810,000	Bolivian Government International Bond 144A, 5.95%, 8/22/23 (a)	1,837

Brazil (BRL) (1%)
8,110,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/22	8,596

Brazil (USD) (3%)
4,770,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 5.75%, 9/26/23 (a)(b)	4,961
8,910,000	Caixa Economica Federal 144A, 3.50%, 11/07/22 (a)	7,808
5,040,000	Cielo SA / Cielo USA Inc. 144A, 3.75%, 11/16/22 (a)	4,536
4,530,000	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/19 (a)(b)	4,473
2,190,000	Vale Overseas Ltd., 8.25%, 1/17/34	2,580

		24,358

Cayman Islands (USD) (4%)
4,340,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd. 144A, 9.50%, 11/12/20 (a)	4,644
4,440,000	Brazil Minas SPE via State of Minas Gerais 144A, 5.33%, 2/15/28 (a)	4,374
4,760,000	Grupo Aval Ltd. 144A, 4.75%, 9/26/22 (a)	4,480

Principal or Shares	Security Description	Value (000)

4,120,000	Intercorp Retail Trust 144A, 8.88%, 11/14/18 (a)	$ 4,408
4,290,000	Odebrecht Finance Ltd. 144A, 7.13%, 6/26/42 (a)	4,226
4,330,000	Petrobras International Finance Co., 5.38%, 1/27/21	4,424
4,140,000	TAM Capital 3 Inc. 144A, 8.38%, 6/03/21 (a)(b)	4,306

		30,862

Chile (USD) (1%)
1,910,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)(b)	1,767
2,290,000	CFR International SpA 144A, 5.13%, 12/06/22 (a)	2,183
2,340,000	Corp Nacional del Cobre de Chile 144A, 3.00%, 7/17/22 (a)	2,158
4,070,000	Corp. Nacional del Cobre de Chile 144A, 5.63%, 10/18/43	4,100

		10,208

China (USD) (0%)
4,370,000	Golden Eagle Retail Group Ltd. 144A, 4.63%, 5/21/23 (a)	3,924

Colombia (COP) (1%)
7,456,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	4,191
5,084,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)(b)	2,344

		6,535

Colombia (USD) (5%)
8,310,000	Bancolombia SA, 6.13%, 7/26/20 (b)	8,809
5,990,000	Colombia Government International Bond, 4.00%, 2/26/24	5,990
9,770,000	Colombia Government International Bond, 7.38%, 9/18/37	12,677
4,450,000	Colombia Telecomunicaciones SA ESP 144A, 5.38%, 9/27/22 (a)	4,183
4,460,000	Ecopetrol SA, 5.88%, 9/18/23	4,852

Annual Report	51

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,680,000	Ecopetrol SA, 7.63%, 7/23/19 (b)	$ 4,453
4,260,000	Transportadora de Gas Internacional SA ESP 144A, 5.70%, 3/20/22 (a)	4,462

		45,426

Costa Rica (CRC) (1%)
2,471,700,000	Republic of Costa Rica 144A, 9.20%, 3/27/19 (a)	5,145
2,267,600,000	Republic of Costa Rica 144A, 11.50%, 12/21/22 (a)	5,278

		10,423

Costa Rica (USD) (2%)
4,280,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	4,334
4,590,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	4,605
3,510,000	Costa Rica Government International Bond 144A, 4.25%, 1/26/23 (a)	3,352
2,780,000	Costa Rica Government International Bond 144A, 4.38%, 4/30/25 (a)	2,578
2,110,000	Instituto Costarricense de Electricidad 144A, 6.38%, 5/15/43 (a)	1,883
4,160,000	Instituto Costarricense de Electricidad 144A, 6.95%, 11/10/21 (a)	4,414

		21,166

Croatia (USD) (2%)
4,330,000	Croatia Government International Bond, 6.25%, 4/27/17 (c)	4,630
3,215,000	Croatia Government International Bond, 6.38%, 3/24/21 (b)(c)	3,428
8,080,000	Croatia Government International Bond, 6.75%, 11/05/19 (c)	8,848
1,890,000	Hrvatska Elektroprivreda 144A, 6.00%, 11/09/17 (a)	1,954

		18,860

Dominica Republic (USD) (3%)
4,320,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.25%, 11/13/19 (a)	4,298
8,530,000	Banco de Reservas de La Republica Dominicana 144A, 7.00%, 2/01/23 (a)	8,167
7,580,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (a)	7,493
1,060,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	1,099
3,820,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	4,246

		25,303

El Salvador (USD) (1%)
7,490,000	Republic of El Salvador 144A, 5.88%, 1/30/25 (a)	7,471
4,010,000	Republic of El Salvador, 7.65%, 6/15/35 (c)	4,261

		11,732

Georgia (USD) (1%)
3,840,000	Bank of Georgia JSC 144A, 7.75%, 7/05/17 (a)	4,080
3,930,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	4,274
3,890,000	Republic of Georgia 144A, 6.88%, 4/12/21 (a)	4,274

		12,628

Ghana (USD) (1%)
2,580,000	Republic of Ghana 144A, 7.88%, 8/07/23 (a)	2,573

Principal or Shares	Security Description	Value (000)

5,650,000	Republic of Ghana, 8.50%, 10/04/17 (b)(c)	$ 6,201

		8,774

Guatemala (USD) (1%)
7,840,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (a)	8,357

Hong Kong (USD) (0%)
3,200,000	Yingde Gases Investment Ltd. 144A, 8.13%, 4/22/18 (a)	3,288

Hungary (USD) (2%)
2,330,000	MFB Magyar Fejlesztesi Bank Zrt 144A, 6.25%, 10/21/20 (a)	2,403
6,270,000	Republic of Hungary, 4.13%, 2/19/18	6,364
5,810,000	Republic of Hungary, 6.25%, 1/29/20	6,344
2,330,000	Republic of Hungary, 7.63%, 3/29/41 (b)	2,636

		17,747

India (USD) (1%)
5,169,000	ICICI Bank Ltd. 144A, 6.38%, 4/30/22 (a)	4,962

Indonesia (USD) (4%)
4,100,000	Indonesia Government International Bond 144A, 4.88%, 5/05/21 (a)	4,274
6,400,000	Indonesia Government International Bond, 8.50%, 10/12/35 (c)	8,336
6,280,000	Pertamina Persero PT 144A, 4.30%, 5/20/23 (a)	5,762
8,800,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (a)	8,822
4,460,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (a)	3,958
4,550,000	Star Energy Geothermal Wayang Windu Ltd. 144A, 6.13%, 3/27/20 (a)	4,368

		35,520

Ireland (RUB) (1%)
146,600,000	AHML Finance Ltd. 144A, 7.75%, 2/13/18 (a)	4,506
157,000,000	Novatek OAO via Novatek Finance Ltd. 144A, 7.75%, 2/21/17 (a)	4,898

		9,404

Ireland (USD) (2%)
3,840,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	4,195
3,230,000	Sibur Securities Ltd. 144A, 3.91%, 1/31/18 (a)	3,174
3,550,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18 (c)	4,162
2,570,000	Vnesheconombank Via VEB Finance PLC 144A, 6.80%, 11/22/25 (a)	2,808
3,790,000	Vnesheconombank Via VEB Finance PLC, 6.90%, 7/09/20 (c)	4,281

		18,620

Ivory Coast (USD) (1%)
9,400,000	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	8,532

Kazakhstan (USD) (2%)
9,260,000	Development Bank of Kazakhstan JSC 144A, 4.13%, 12/10/22 (a)	8,589
3,650,000	KazAgro National Management Holding JSC 144A, 4.63%, 5/24/23 (a)	3,468
2,920,000	KazMunaiGaz Finance Sub BV 144A, 11.75%, 1/23/15 (a)	3,270
6,080,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/30/43 (a)	5,540

		20,867

52	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Lithuania (USD) (0%)
3,650,000	Republic of Lithuania, 6.13%, 3/09/21 (c)	$ 4,202

Luxembourg (USD) (3%)
4,250,000	BC Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	4,101
5,170,000	Far East Capital Ltd. SA 144A, 8.00%, 5/02/18 (a)	4,692
2,760,000	Gazprom Neft OAO Via GPN Capital SA 144A, 4.38%, 9/19/22 (a)	2,612
6,430,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 7/19/22 (a)	6,390
3,900,000	Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37 (b)(c)	4,348
3,670,000	Minerva Luxembourg SA 144A, 7.75%, 1/31/23 (a)(b)	3,569
4,760,000	Sberbank of Russia Via SB Capital SA 144A, 5.13%, 10/29/22 (a)	4,599

		30,311

Mexico (MXN) (3%)
361,600	America Movil SAB de CV, 6.45%, 12/05/22	2,631
36,200,000	Grupo Televisa SAB, 7.25%, 5/14/43	2,320
76,500,000	Mexican Bonos, 8.50%, 11/18/38	6,659
81,140,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	6,605
74,200,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (a)(b)	5,052

		23,267

Mexico (USD) (4%)
3,000,000	Grupo Cementos de Chihuahua SAB de CV 144A, 8.13%, 2/08/20 (a)	3,135
1,220,000	Grupo Cementos de Chihuahua SAB de CV, 8.13%, 2/08/20 (c)	1,275
4,440,000	Grupo KUO SAB De CV 144A, 6.25%, 12/04/22 (a)	4,518
4,280,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (a)	4,248
3,130,000	Mexico Government International Bond, 4.00%, 10/02/23	3,182
10,170,000	Mexico Government International Bond, 6.75%, 9/27/34	12,509
6,680,000	Petroleos Mexicanos, 5.50%, 6/27/44	6,279

		35,146

Mongolia (USD) (0%)
1,220,000	Republic of Mongolia 144A, 5.13%, 12/05/22 (a)(b)	1,089

Morocco (USD) (1%)
6,977,000	Morocco Government International Bond 144A, 4.25%, 12/11/22 (a)	6,593

Netherlands (USD) (4%)
4,380,000	Ajecorp BV 144A, 6.50%, 5/14/22 (a)	4,446
9,040,000	Kazakhstan Temir Zholy Finance BV 144A, 6.38%, 10/06/20 (a)	10,080
3,770,000	Kazakhstan Temir Zholy Finance BV 144A, 6.95%, 7/10/42 (a)	3,954
3,875,000	Majapahit Holding BV 144A, 7.88%, 6/29/37 (a)	4,359
10,115,000	Majapahit Holding BV 144A, 8.00%, 8/07/19 (a)	11,771

		34,610

Principal or Shares	Security Description	Value (000)
Nigeria (NGN) (1%)
1,646,000,000	Republic of Nigeria 144A, 11.15%, 2/06/14 (a)(d)	$ 10,041

Nigeria (USD) (0%)
2,450,000	Republic of Nigeria 144A, 5.13%, 7/12/18 (a)	2,539

Panama (USD) (3%)
4,510,000	AES El Salvador Trust II 144A, 6.75%, 3/28/23 (a)(b)	4,318
4,320,000	Banco de Credito del Peru 144A, 6.13%, 4/24/27 (a)	4,536
8,312,048	ENA Norte Trust 144A, 4.95%, 4/25/23 (a)	8,271
2,770,000	Republic of Panama, 4.30%, 4/29/53	2,274
3,650,000	Republic of Panama, 6.70%, 1/26/36	4,334
1,440,000	Republic of Panama, 9.38%, 4/01/29	2,088

		25,821

Paraguay (USD) (1%)
2,390,000	Republic of Paraguay 144A, 4.63%, 1/25/23 (a)	2,282
3,120,000	Telefonica Celular del Paraguay SA 144A, 6.75%, 12/13/22 (a)	3,159

		5,441

Peru (PEN) (1%)
14,810,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	5,745

Peru (USD) (2%)
7,410,000	El Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (a)(b)	6,817
4,540,000	Maestro Peru SA 144A, 6.75%, 9/26/19 (a)(b)	4,347
5,190,000	Republic of Peru, 6.55%, 3/14/37	6,210
4,700,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	4,254

		21,628

Philippines (PHP) (0%)
70,000,000	Republic of Philippines, 6.25%, 1/14/36	1,863

Philippines (USD) (2%)
7,150,000	Republic of Philippines, 6.38%, 10/23/34	8,705
6,397,000	Republic of Philippines, 7.75%, 1/14/31	8,628
3,210,000	San Miguel Corp., 4.88%, 4/26/23	2,793

		20,126

Romania (USD) (1%)
4,360,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (a)	4,289
6,610,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (a)	7,660

		11,949

Russian Federation (RUB) (1%)
145,420,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	4,820

Russian Federation (USD) (1%)
1,800,000	Russian Foreign Bond - Eurobond 144A, 3.50%, 1/16/19 (a)	1,852
4,200,000	Russian Foreign Bond - Eurobond 144A, 4.88%, 9/16/23 (a)	4,416

		6,268

Rwanda (USD) (1%)
5,040,000	Republic of Rwanda 144A, 6.63%, 5/02/23 (a)	4,675

Senegal (USD) (1%)
3,920,000	Republic of Senegal 144A, 8.75%, 5/13/21 (a)	4,322

Serbia (USD) (2%)
7,740,000	Republic of Serbia 144A, 4.88%, 2/25/20 (a)	7,314

Annual Report	53

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,420,000	Republic of Serbia 144A, 5.25%, 11/21/17 (a)	$ 3,420
7,240,000	Republic of Serbia 144A, 7.25%, 9/28/21 (a)	7,557

		18,291

Singapore (USD) (0%)
3,250,000	TBG Global Pte Ltd. 144A, 4.63%, 4/03/18 (a)(b)	3,169

South Africa (USD) (1%)
4,320,000	Eskom Holdings SOC Ltd. 144A, 5.75%, 1/26/21 (a)	4,396
3,210,000	South Africa Government International Bond, 5.88%, 9/16/25 (b)	3,433

		7,829

Sri Lanka (USD) (2%)
6,430,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (a)	6,615
7,770,000	Republic of Sri Lanka 144A, 5.88%, 7/25/22 (a)(b)	7,624
1,960,000	Republic of Sri Lanka 144A, 6.25%, 10/04/20 (a)	2,007

		16,246

Tanzania (USD) (1%)
8,160,000	United Republic of Tanzania, 6.39%, 3/09/20 (c)	8,568

Turkey (USD) (3%)
2,080,000	Export Credit Bank of Turkey 144A, 5.88%, 4/24/19 (a)	2,186
3,940,000	Republic of Turkey, 6.00%, 1/14/41	3,974
3,690,000	Republic of Turkey, 6.88%, 3/17/36	4,091
4,160,000	Republic of Turkey, 7.38%, 2/05/25	4,878
3,480,000	Republic of Turkey, 8.00%, 2/14/34	4,312
2,190,000	Turkiye Garanti Bankasi AS 144A, 4.00%, 9/13/17 (a)	2,182
4,760,000	Turkiye Halk Bankasi AS 144A, 3.88%, 2/05/20 (a)	4,347
4,470,000	Turkiye Vakiflar Bankasi Tao 144A, 5.00%, 10/31/18 (a)	4,453

		30,423

Ukraine (USD) (2%)
5,560,000	Ukraine Government International Bond, 6.75%, 11/14/17 (c)	5,004
3,350,000	Ukraine Government International Bond 144A, 7.50%, 4/17/23 (a)(b)	2,923
6,630,000	Ukraine Government International Bond 144A, 9.25%, 7/24/17 (a)	6,373

		14,300

United Arab Emirates (USD) (2%)
3,730,000	Abu Dhabi National Energy Co. 144A, 5.88%, 12/13/21 (a)	4,201
4,185,000	Dolphin Energy Ltd. 144A, 5.50%, 12/15/21 (a)	4,651
4,250,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	4,503

		13,355

United Kingdom (GHS) (0%)
1,205,000	Standard Chartered Bank 144A, 23.00%, 8/23/17 (a)	608
6,780,000	Standard Chartered Bank 144A, 24.00%, 5/27/15 (a)	3,291

		3,899

Principal or Shares	Security Description	Value (000)
United States (LKR) (1%)
390,400,000	Citigroup Funding Inc. 144A, 8.50%, 2/06/18 (a)	$ 2,726
126,000,000	Citigroup Funding Inc. 144A, 8.50%, 2/06/18 (a)	880
725,000,000	Citigroup Inc. 144A, 11.00%, 8/06/15 (a)	5,598

		9,204

United States (NGN) (1%)
689,000,000	Citigroup Funding Inc. 144A, 16.39%, 1/31/22 (a)	5,247

United States (USD) (2%)
5,890,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	6,405
11,120,000	Pemex Project Funding Master Trust, 6.63%, 6/15/35 (b)	12,121

		18,526

Uruguay (USD) (1%)
5,180,000	Uruguay Government International Bond, 4.50%, 8/14/24 (b)	5,361

Uruguay (UYU) (1%)
106,624,112	Republic of Uruguay, 5.00%, 9/14/18	5,508

Venezuela (USD) (5%)
2,890,000	Petroleos de Venezuela SA, 5.25%, 4/12/17 (c)	2,334
7,030,000	Petroleos de Venezuela SA 144A, 8.50%, 11/02/17 (a)(b)	6,327
10,120,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (b)(c)	8,349
8,170,000	Republic of Venezuela, 5.75%, 2/26/16 (c)	7,292
8,210,000	Republic of Venezuela, 6.00%, 12/09/20 (c)	6,034
3,210,000	Republic of Venezuela, 7.00%, 3/31/38 (c)	2,163
10,490,000	Republic of Venezuela, 7.65%, 4/21/25	7,726

		40,225

Virgin Islands (British) (USD) (1%)
4,160,000	Central American Bottling Corp. 144A, 6.75%, 2/09/22 (a)	4,306
5,720,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (a)	5,767

		10,073

Zambia (USD) (0%)
4,427,000	Republic of Zambia 144A, 5.38%, 9/20/22 (a)	4,018

Total Bonds (Cost - $887,912)		869,392

Investment Company (8%)
67,828,175	Payden Cash Reserves Money Market Fund * (Cost - $67,828)	67,828

Total (Cost - $955,740) (106%)		937,220
Liabilities in excess of Other Assets (-6%)		(53,782)

Net Assets (100%)		$ 883,438

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $52,633 and the total market value of the collateral held by the Fund is $55,274. Amounts in 000s.

54	Payden Mutual Funds

(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/3/2013	Japanese Yen (Sell 1,626,500)	Credit Suisse	$19
1/27/2014	South African Rand	RBS	95

	(Sell 42,628)		$114

Liabilities:
11/18/2013	Brazilian Real (Sell 19,801)	HSBC Securities	$(794)
12/18/2013	Malaysian Ringgit (Sell 27,593)	Barclays	(172)
12/18/2013	Malaysian Ringgit (Buy 27,593)	HSBC Securities	(28)
1/16/2014	Philippine Peso (Buy 294,160)	HSBC Securities	(54)
11/21/2013	Poland Zloty (Buy 13,228)	Barclays	(44)
11/21/2013	Turkish Lira (Sell 8,516)	UBS Warburg	(40)

			$(1,132)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays	11.19%	BZDIOVRA	Jan-17	BRL 63,038	$(215)

BZDIOVRA	Brazil Cetip Interbank Deposit Rate

See notes to financial statements.

Annual Report	55

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.
Portfolio Composition - percent of value
Foreign Government	74%
Corporate	22%
Municipal	3%
Cash equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (USD) (1%)
1,340,000	City of Buenos Aires Argentina 144A, 9.95%, 3/01/17 (a)	$ 1,343

Brazil (BRL) (9%)
680,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/20	720
5,980,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/22	6,338
10,340,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/01/17	4,455
12,130,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/01/21	5,034
9,750,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/01/23	3,968
4,900,000	BRF SA 144A, 7.75%, 5/22/18 (a)	1,830

		22,345

Brazil (USD) (0%)
1,190,000	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/19 (a)(b)	1,175

Cayman Islands (USD) (1%)
940,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd., 9.50%, 11/12/20 (c)	1,006
480,000	Intercorp Retail Trust 144A, 8.88%, 11/14/18 (a)	513

		1,519

Chile (CLP) (0%)
229,000,000	Republic of Chile, 5.50%, 8/05/20	459

Chile (USD) (0%)
600,000	Automotores Gildemeister SA 144A, 8.25%, 5/24/21 (a)(b)	555

Colombia (COP) (3%)
2,055,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	1,155
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)	636
2,086,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 2/01/21 (a)	1,156

Principal or Shares	Security Description	Value (000)

3,371,000,000	Republic of Colombia, 4.38%, 3/21/23	$ 1,628
3,374,000,000	Republic of Colombia, 7.75%, 4/14/21	2,053
1,662,000,000	Republic of Colombia, 9.85%, 6/28/27	1,181

		7,809

Costa Rica (CRC) (1%)
218,400,000	Republic of Costa Rica 144A, 9.20%, 3/27/19 (a)	454
1,098,100,000	Republic of Costa Rica 144A, 11.50%, 12/21/22 (a)	2,556

		3,010

Dominica Republic (USD) (1%)
1,010,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.25%, 11/13/19 (a)	1,005
1,330,000	Banco de Reservas de LA Republica Dominicana 144A, 7.00%, 2/01/23 (a)	1,273

		2,278

Georgia (USD) (0%)
1,130,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	1,229

Hungary (HUF) (6%)
1,133,160,000	Hungary Government Bond, 5.50%, 2/12/16	5,382
60,840,000	Hungary Government Bond, 6.50%, 6/24/19	302
493,330,000	Hungary Government Bond, 6.75%, 2/24/17	2,437
637,220,000	Hungary Government Bond, 6.75%, 11/24/17	3,179
564,530,000	Hungary Government Bond, 7.50%, 11/12/20 (b)	2,961

		14,261

Ireland (RUB) (2%)
81,700,000	AHML Finance Ltd. 144A, 7.75%, 2/13/18 (a)	2,511
82,200,000	Novatek OAO via Novatek Finance Ltd. 144A, 7.75%, 2/21/17 (a)	2,564

		5,075

Ireland (USD) (0%)
710,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	776

Luxembourg (BRL) (0%)
2,350,000	Cosan Luxembourg SA 144A, 9.50%, 3/14/18 (a)	944

56	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Luxembourg (RUB) (1%)
41,700,000	Sberbank Of Russia Via SB Capital SA, 7.00%, 1/31/16 (c)	$ 1,306

Luxembourg (USD) (1%)
1,320,000	BC Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	1,274
1,270,000	Far East Capital Ltd. SA 144A, 8.00%, 5/02/18 (a)	1,152

		2,426

Malaysia (MYR) (3%)
7,520,000	Malaysia Government Bond, 3.89%, 3/15/27	2,382
7,500,000	Malaysia Government Bond, 4.26%, 9/15/16	2,451
4,950,000	Malaysia Government Bond, 4.39%, 4/15/26	1,634

		6,467

Mexico (MXN) (12%)
101,200	America Movil SAB de CV, 6.45%, 12/05/22	736
10,100,000	Grupo Televisa SAB, 7.25%, 5/14/43	647
28,570,000	Mexican Bonos, 5.00%, 6/15/17	2,217
89,200,000	Mexican Bonos, 6.50%, 6/10/21	7,195
15,100,000	Mexican Bonos, 7.25%, 12/15/16	1,253
63,490,000	Mexican Bonos, 8.00%, 6/11/20	5,572
21,030,000	Mexican Bonos, 8.50%, 5/31/29	1,873
16,840,000	Mexican Bonos, 8.50%, 11/18/38	1,466
18,100,000	Mexican Bonos, 10.00%, 12/05/24	1,831
34,130,000	Mexican Bonos, 10.00%, 11/20/36	3,394
22,690,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	1,847
26,800,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (a)	1,825

		29,856

Netherlands (RUB) (1%)
48,000,000	VimpelCom Holdings BV 144A, 9.00%, 2/13/18 (a)	1,519

Netherlands (USD) (0%)
520,000	Ajecorp BV 144A, 6.50%, 5/14/22 (a)	528

Nigeria (NGN) (3%)
83,000,000	Nigeria Treasury Bond 144A, 9.25%, 9/28/14 (a)	503
794,400,000	Republic of Nigeria 144A, 10.26%, 2/06/14 (a)(d)	4,846
75,700,000	Republic of Nigeria 144A, 16.00%, 6/29/19 (a)	547
336,330,000	Republic of Nigeria 144A, 16.39%, 1/27/22	2,557

		8,453

Peru (PEN) (2%)
1,880,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	729
5,510,000	Republic of Peru 144A, 7.84%, 8/12/20 (a)	2,317
3,170,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	1,420

		4,466

Philippines (PHP) (1%)
53,000,000	Republic of Philippines, 6.25%, 1/14/36	1,411

Philippines (USD) (0%)
810,000	San Miguel Corp., 4.88%, 4/26/23	705

Poland (PLN) (7%)
3,000,000	Poland Government Bond, 5.00%, 4/25/16	1,022
9,690,000	Poland Government Bond, 5.25%, 10/25/17	3,371
14,070,000	Poland Government Bond, 5.25%, 10/25/20	4,949
5,390,000	Poland Government Bond, 5.50%, 10/25/19	1,918
4,800,000	Poland Government Bond, 5.75%, 9/23/22	1,746
15,860,000	Poland Government Bond, 6.25%, 10/24/15	5,483

		18,489

Principal or Shares	Security Description	Value (000)
Romania (RON) (1%)
1,500,000	Romania Government Bond, 5.75%, 1/27/16	$ 480
1,250,000	Romania Government Bond, 5.85%, 4/26/23	410
4,300,000	Romania Government Bond, 5.90%, 7/26/17	1,400
4,240,000	Romania Government Bond, 5.95%, 6/11/21	1,394

		3,684

Russian Federation (RUB) (7%)
49,360,000	Russian Federal Bond - OFZ, 6.90%, 8/03/16	1,567
77,350,000	Russian Federal Bond - OFZ, 7.40%, 6/14/17	2,484
77,220,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21	2,504
302,150,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	10,015

		16,570

Singapore (IDR) (1%)
20,000,000,000	Standard Chartered Bank/Singapore 144A, 8.38%, 9/17/26 (a)	1,861
10,000,000,000	Standard Chartered Bank/Singapore 144A, 8.38%, 9/17/26 (a)	931

		2,792

South Africa (ZAR) (8%)
57,700,000	Republic of South Africa, 6.25%, 3/31/36	4,317
41,940,000	Republic of South Africa, 6.75%, 3/31/21	4,044
25,280,000	Republic of South Africa, 7.00%, 2/28/31	2,152
33,290,000	Republic of South Africa, 7.25%, 1/15/20	3,332
29,580,000	Republic of South Africa, 8.25%, 9/15/17	3,116
30,800,000	Republic of South Africa, 13.50%, 9/15/15	3,476

		20,437

Thailand (THB) (6%)
84,500,000	Thailand Government Bond, 2.80%, 10/10/17	2,676
96,050,000	Thailand Government Bond, 3.63%, 6/16/23	3,028
118,370,000	Thailand Government Bond, 3.65%, 12/17/21	3,780
114,300,000	Thailand Government Bond, 3.88%, 6/13/19	3,752
23,500,000	Thailand Government Bond, 5.13%, 3/13/18	809

		14,045

Turkey (TRY) (9%)
3,300,000	Akbank TAS 144A, 7.50%, 2/05/18 (a)	1,527
4,706,495	Turkey Government Bond, 4.00%, 4/01/20	2,632
7,140,983	Turkey Government Bond, 4.50%, 2/11/15	3,765
12,370,000	Turkey Government Bond, 8.00%, 6/04/14	6,243
2,410,000	Turkey Government Bond, 9.00%, 1/27/16	1,240
4,630,000	Turkey Government Bond, 9.50%, 1/12/22	2,447
8,120,000	Turkey Government Bond, 10.50%, 1/15/20	4,478

		22,332

United Kingdom (GHS) (1%)
1,350,000	Standard Chartered Bank 144A, 23.00%, 8/23/17 (a)	682
690,000	Standard Chartered Bank 144A, 23.00%, 8/23/17 (a)	348
550,000	Standard Chartered Bank 144A, 24.00%, 5/27/15 (a)	267
430,000	Standard Chartered Bank 144A, 24.00%, 5/27/15 (a)	209

		1,506

United Kingdom (IDR) (3%)
31,000,000,000	Deutsche Bank AG/London 144A, 5.63%, 5/17/23 (a)	2,434
15,500,000,000	Deutsche Bank AG/London 144A, 8.25%, 7/19/21 (a)	1,439
20,000,000,000	Deutsche Bank AG/London 144A, 8.38%, 9/17/26 (a)	1,861

Annual Report	57

Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)

11,400,000,000	Standard Chartered Bank 144A, 8.38%, 9/17/26 (a)	$ 1,061
3,150,000,000	Standard Chartered PLC 144A, 8.38%, 9/17/26 (a)	293

		7,088

United States (GHS) (0%)
1,750,000	Citigroup Funding Inc. 144A, 24.00%, 5/27/15 (a)	849

United States (IDR) (3%)
18,000,000,000	JPMorgan Chase Bank NA 144A, 8.25%, 7/19/21 (a)	1,671
1,500,000,000	JPMorgan Chase Bank NA 144A, 8.38%, 9/17/26 (a)	139
30,500,000,000	JPMorgan Chase Bank NA 144A, 9.50%, 7/17/31 (a)	3,068
20,260,000,000	JPMorgan Chase Bank NA 144A, 10.00%, 7/18/17 (a)	1,969

		6,847

United States (LKR) (1%)
350,000,000	Citigroup Funding Inc. 144A, 8.50%, 2/06/18 (a)	2,444
55,200,000	Citigroup Funding Inc. 144A, 8.50%, 2/06/18 (a)	385
76,000,000	Citigroup Inc. 144A, 11.00%, 8/06/15 (a)	587

		3,416

United States (NGN) (1%)
162,000,000	Citigroup Funding Inc. 144A, 16.39%, 1/31/22 (a)	1,234
67,000,000	Citigroup Inc. 144A, 16.39%, 1/31/22 (a)	510

		1,744

Uruguay (UYU) (1%)
30,674,568	Republic of Uruguay, 5.00%, 9/14/18	1,585

Total Bonds (Cost - $259,859)		241,299

Investment Company (1%)
2,825,551	Payden Cash Reserves Money Market Fund *
	(Cost - $2,826)	2,826

Total (Cost - $262,685) (98%)		244,125
Other Assets, net of Liabilities (2%)		4,782

Net Assets (100%)		$ 248,907

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $2,373 and the total market value of the collateral held by the Fund is $2,650. Amounts in 000s.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/18/2013	Brazilian Real (Sell 1,276)	HSBC Securities	$6
12/3/2013	Japanese Yen (Sell 691,200)	Credit Suisse	8
12/18/2013	Malaysian Ringgit (Buy 49,370)	Barclays	477
11/21/2013	Poland Zloty (Buy 27,004)	Barclays	96
12/18/2013	Thailand Baht (Buy 115,240)	Barclays	98
11/21/2013	Turkish Lira (Sell 2,956)	UBS Warburg	8

			$693

Liabilities:
1/24/2014	Colombian Peso (Buy 1,316,000)	Citibank, N.A.	$(1)
11/21/2013	Hungarian Forint (Sell 144,330)	Credit Suisse	(29)
12/18/2013	Malaysian Ringgit (Buy 9,465)	HSBC Securities	(10)
1/16/2014	Philippine Peso (Buy 104,380)	HSBC Securities	(18)
1/27/2014	South African Rand (Buy 2,955)	RBS	(9)

			$(67)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)		Value (000s)
Barclays	3.27%	KLIB3M	Oct-17	MYR	5,400	$(14)
Barclays	3.29%	KLIB3M	Sep-27	MYR	5,300	(12)
Barclays	3.40%	KLIB3M	May-17	MYR	6,700	(3)
Barclays	3.43%	KLIB3M	Mar-18	MYR	6,000	(8)
Barclays	3.53%	KLIB3M	Jun-18	MYR	20,000	(15)
Barclays	7.85%	JIBA3M	Sep-23	ZAR	46,500	10

						$(42)

JIBA3M	Johannesburg Interbank Agreed Rate
KLIB3M	Klilbor Interbank Offered Rate Fixing 3 Month

See notes to financial statements.

58	Payden Mutual Funds

Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.
Portfolio Composition - percent of value
Energy	22%
Healthcare	12%
Utility	10%
Technology	9%
Consumer Staple	7%
Other	40%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Common Stock (95%)
Consumer Discretionary (5%)
111,800	Regal Entertainment Group (a)	$ 2,125
63,700	Six Flags Entertainment Corp.	2,396
34,400	Wynn Resorts Ltd.	5,719

		10,240

Consumer Staple (8%)
149,100	Altria Group Inc.	5,551
31,100	Kimberly-Clark Corp.	3,359
58,500	Kraft Foods Group Inc.	3,181
93,500	Reynolds American Inc.	4,803

		16,894

Energy (23%)
128,600	Boardwalk Pipeline Partners LP	3,852
46,700	BP PLC - ADR	2,172
61,700	Buckeye Partners LP	4,151
89,100	ConocoPhillips	6,531
67,400	Diamond Offshore Drilling Inc.	4,174
71,200	Enbridge Energy Partners LP	2,155
64,000	Energy Transfer Partners LP	3,390
46,700	Enterprise Products Partners LP	2,955
85,700	Kinder Morgan Inc.	3,026
57,800	Plains All American Pipeline LP	2,960
80,100	PVR Partners LP	2,098
68,700	Susser Petroleum Partners LP (a)	2,138
80,200	Targa Resources Partners LP	4,179
81,500	Williams Companies Inc.	2,910
43,900	Williams Partners LP	2,257

		48,948

Financial (8%)
72,800	Arthur J Gallagher & Co.	3,454
31,000	Bank of Montreal	2,161
96,100	Federated Investors Inc. (a)	2,606
79,900	JPMorgan Chase & Co.	4,118
143,500	People’s United Financial Inc.	2,071
50,200	Wells Fargo & Co.	2,143

		16,553

Principal or Shares	Security Description	Value (000)
Healthcare (12%)
114,700	AbbVie Inc.	$ 5,557
41,200	GlaxoSmithKline Plc - ADR	2,169
51,800	Johnson & Johnson	4,797
127,100	Merck & Co. Inc.	5,731
178,000	Pfizer Inc.	5,461
48,200	Roche Holding AG - ADR	3,342

		27,057

Industrial (6%)
257,300	General Electric Co.	6,726
137,200	Waste Management Inc.	5,973

		12,699

Material (5%)
76,500	Dow Chemical Co.	3,019
41,400	EI du Pont de Nemours & Co.	2,534
68,400	LyondellBasell Industries NV, Class A	5,103

		10,656

Real Estate Investment Trust (6%)
110,000	BioMed Realty Trust Inc.	2,191
88,400	Corrections Corp. of America	3,271
22,000	Digital Realty Trust Inc. (a)	1,049
63,600	HCP Inc.	2,639
54,800	Health Care REIT Inc.	3,554

		12,704

Technology (10%)
105,700	Cisco Systems Inc.	2,378
249,100	Intel Corp.	6,086
89,500	Microchip Technology Inc. (a)	3,845
167,200	Microsoft Corp.	5,911
77,200	Paychex Inc.	3,262

		21,482

Telecommunication (2%)
90,300	AT&T Inc.	3,269
44,800	Verizon Communications Inc.	2,263

		5,532

Utility (10%)
60,900	Ameren Corp.	2,204

Annual Report	59

Payden Equity Income Fund continued

Principal or Shares	Security Description	Value (000)
37,500	Consolidated Edison Inc.	$ 2,183
71,300	Duke Energy Corp.	5,114
160,300	Pepco Holdings Inc.	3,091
124,200	Southern Co.	5,081
131,700	TECO Energy Inc.	2,261
68,900	Westar Energy Inc. (a)	2,178

		22,112

Total Common Stock (Cost - $185,053)		204,877

Preferred Stock (4%)
45,200	Alexandria Real Estate Equities Inc.	1,045
98,600	DDR Corp.	2,169
68,900	Discover Financial Services	1,648
44,000	First Republic Bank	1,076
79,700	US Bancorp	2,138
51,400	Vornado Realty Trust	1,043

Total Preferred Stock (Cost - $10,144)		9,119

Principal or Shares	Security Description	Value (000)
Investment Company (6%)
12,187,392	Payden Cash Reserves Money Market Fund *
	(Cost - $12,187)	$ 12,187

Total Investment Company (Cost - $12,187)		12,187

Total (Cost - $207,384) (105%)		226,183
Liabilities in excess of Other Assets (-5%)		(10,265)

Net Assets (100%)		$ 215,918

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	All or portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $8,659 and the total market value of the collateral held by the Fund is $8,685. Amount in 000s.

See notes to financial statements.

60	Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

61

Statements of Assets & Liabilities

October 31, 2013

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$337,818	$244,853	$843,576
Affiliated investments, at value **	—	11,777	56,359
Repurchase agreements, at value ***	160,000	—	—
Foreign cash ****	—	498	516
Cash	—	—	—
Restricted cash for collateral	—	—	—
Receivable for:
Interest and dividends	142	523	3,429
Investments sold	—	4,111	3,446
Fund shares sold	530	13,384	919
Futures	—	2	—
Forward currency contracts	—	120	271
Swaps	—	—	—
Receivable from Advisor (Note 3)	55	—	—
Other assets	48	25	59
Total Assets	498,593	275,293	908,575
LIABILITIES:
Payable for:
Bank overdraft	—	629	36
Forward currency contracts	—	—	204
Investments purchased	—	4,761	6,715
Fund shares redeemed	11	18	276
Futures	—	—	43
Swaps	—	—	—
Distributions payable	5	19	95
Liability for securities on loan (Note 2)	—	11,440	51,869
Accrued expenses:
Investment advisory fees (Note 3)	—	16	180
Administration fees (Note 3)	65	32	105
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	3	2	3
Other liabilities	92	94	183
Total Liabilities	176	17,011	59,709
NET ASSETS	$498,417	$258,282	$848,866
NET ASSETS:
Paid in capital	$498,423	$265,477	$846,106
Undistributed net investment income (loss)	(5)	(19)	(95)
Undistributed net realized gains (losses) from investments	(1)	(7,715)	588
Net unrealized appreciation (depreciation) from:
Investments	—	420	2,205
Translation of assets and liabilities in foreign currencies	—	119	62
NET ASSETS	$498,417	$258,282	$848,866
NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—
Investor Class
Net Assets	$498,417	$258,282	$848,866
Shares Outstanding	498,415	27,283	83,593
Net Asset Value Per Share	$1.00	$9.47	$10.15

* Investments, at cost	$337,818	$244,428	$840,909
** Affiliated investments, at cost	—	11,777	56,359
*** Repurchase agreements, at cost	160,000	—	—
**** Foreign cash, at cost	—	500	521

See notes to financial statements.

62	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund

$126,552	$639,749	$647,868	$62,045	$871,576
13,219	12,016	67,998	10,042	17,946
—	—	—	—	—
—	—	23	—	—
—	—	60	—	42
—	218	—	—	—

271	1,032	4,113	722	14,394
263	179	4,924	824	—
—	76	18	—	110
—	23	15	2	—
—	—	56	—	—
—	—	418	—	—
—	2	—	—	—
24	50	51	8	85
140,329	653,345	725,544	73,643	904,153

12	170	—	—	—
—	—	159	50	—
8,385	246,630	102,196	939	4,477
3	3,899	154	—	1,750
—	—	—	—	—
—	—	922	—	—
6	141	—	—	—
—	—	33,786	6,299	—

14	—	139	9	265
17	53	74	8	110
—	4	—	—	—
1	11	5	—	11
62	394	130	59	296
8,500	251,302	137,565	7,364	6,909
$131,829	$402,043	$587,979	$66,279	$897,244

$134,394	$417,674	$582,336	$64,351	$826,763
(6)	283	—	108	774
(1,825)	(17,386)	4,036	947	23,968

(734)	1,472	1,709	923	45,739
—	—	(102)	(50)	—
$131,829	$402,043	$587,979	$66,279	$897,244

$1,205	$30,450	$321	—	$4,884
113	3,046	30	—	671
$10.67	$10.00	$10.65	—	$7.28

$130,624	$371,593	$587,658	$66,279	$892,360
12,241	37,149	55,074	5,996	122,531
$10.67	$10.00	$10.67	$11.05	$7.28

$127,286	$637,726	$645,424	$61,126	$825,836
13,219	12,016	68,252	10,083	17,946
—	—	—	—	—
—	—	22	—	—

See notes to financial statements.

Annual Report	63

Statements of Assets & Liabilities continued

October 31, 2013

Numbers in 000s

	Payden Tax Exempt Bond Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$8,835	$43,941	$111,086
Affiliated investments, at value **	—	—	9,433
Foreign cash ***	—	—	367
Cash	—	—	1
Restricted cash for collateral	—	—	—
Receivable for:
Interest and dividends	101	538	675
Investments sold	177	—	492
Fund shares sold	—	12	327
Futures	—	—	—
Forward currency contracts	—	—	72
Swaps	—	—	—
Receivable from Advisor (Note 3)	5	—	—
Other assets	10	4	13
Total Assets	9,128	44,495	122,466
LIABILITIES:
Payable for:
Bank overdraft	4	—	—
Forward currency contracts	—	—	27
Investments purchased	—	1,094	1,020
Fund shares redeemed	4	27	154
Futures	—	—	7
Swaps	—	—	—
Distributions payable	1	16	—
Liability for securities on loan (Note 2)	—	—	8,105
Accrued expenses:
Investment advisory fees (Note 3)	—	6	15
Administration fees (Note 3)	1	5	14
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	—	—	—
Other liabilities	36	42	78
Total Liabilities	46	1,190	9,420
NET ASSETS	$9,082	$43,305	$113,046
NET ASSETS:
Paid in capital	$8,731	$41,551	$115,889
Undistributed net investment income (loss)	28	(4)	—
Undistributed net realized gains (losses) from investments	150	246	(3,168)
Net unrealized appreciation (depreciation) from:
Investments	173	1,512	270
Translation of assets and liabilities in foreign currencies	—	—	55
NET ASSETS	$9,082	$43,305	$113,046
NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—
Investor Class
Net Assets	$9,082	$43,305	$113,046
Shares Outstanding	899	4,217	11,219
Net Asset Value Per Share	$10.10	$10.27	$10.08
Institutional Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$8,662	$42,429	$110,749
** Affiliated investments, at cost	—	—	9,433
*** Foreign cash, at cost	—	—	362

See notes to financial statements.

64	Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Equity Income Fund

$29,710	$869,392	$241,299	$213,996
10,973	67,828	2,826	12,187
517	594	81	—
—	14,120	3	—
—	5,110	—	—

301	14,328	5,096	560
—	14,672	2,849	1,206
3	10,003	33	63
19	—	—	—
151	114	693	—
—	—	10	—
—	—	—	—
12	76	38	28
41,686	996,237	252,928	228,040

—	—	—	—
128	1,132	67	—
450	45,504	543	2,728
15	10,057	385	523
—	—	—	—
—	215	52	—
—	—	—	—
1,086	55,274	2,650	8,685

—	271	143	77
5	111	31	27
—	1	—	—
—	10	1	1
81	224	149	81
1,765	112,799	4,021	12,122
$39,921	$883,438	$248,907	$215,918

$42,520	$899,747	$275,739	$194,299
—	—	—	—
(2,577)	3,472	(8,827)	2,820

(40)	(18,735)	(18,602)	18,799
18	(1,046)	597	—
$39,921	$883,438	$248,907	$215,918

—	$20,133	$530	$4,274
—	1,448	57	338
—	$13.90	$9.32	$12.64

$39,921	$463,873	$248,377	$211,644
4,678	33,423	26,632	16,746
$8.53	$13.88	$9.33	$12.64

—	$399,432	—	—
—	28,793	—	—
—	$13.87	—	—

$29,166	$887,912	$259,859	$195,197
11,541	67,828	2,826	12,187
525	585	80	—

See notes to financial statements.

Annual Report	65

Statements of Operations

Period ended October 31, 2013

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$550	$2,616	$11,489
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	—	1
Income from securities lending	—	5	62
Investment Income	550	2,621	11,552
EXPENSES:
Investment advisory fees (Note 3)	704	741	1,828
Administration fees (Note 3)	704	397	979
Shareholder servicing fees	—	76	283
Distribution fees (Note 3)	—	—	—
Custodian fees	34	36	60
Transfer agent fees	43	32	63
Registration and filing fees	40	18	32
Trustee fees and expenses	51	28	67
Printing and mailing costs	26	15	37
Loan commitment fees	—	2	5
Legal fees	11	9	21
Publication expense	23	7	18
City taxes	6	5	11
Pricing fees	1	24	34
Fund accounting fees	55	30	69
Insurance	28	12	34
Audit fees	27	30	30
Gross Expenses	1,753	1,462	3,571
Expense subsidy (Note 3)	(1,270)	(394)	(238)
Net Expenses	483	1,068	3,333
Net Investment Income	67	1,553	8,219
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1	(226)	1,740
Foreign currency transactions	—	168	(210)
Affiliated investments	—	—	—
Futures contracts	—	(49)	(285)
Written option contracts	—	—	—
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	(71)	(4,337)
Translation of assets and liabilities in foreign currencies	—	77	(12)
Affiliated investments	—	—	—
Futures contracts	—	(5)	(351)
Swap contracts	—	—	—
Net Realized and Unrealized Gains (Losses)	1	(106)	(3,455)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68	$1,447	$4,764

See notes to financial statements.

66	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden High Income Fund

$1,648	$14,320	$16,740	$2,365	$67,785
—	—	60	83	21
1	1	1,920	74	3
—	—	36	9	365
1,649	14,321	18,756	2,531	68,174

372	1,876	1,651	216	3,557
199	1,042	885	92	1,521
32	1,129	72	72	871
3	126	1	—	17
18	104	64	17	64
31	103	59	17	130
30	53	36	19	39
14	85	65	6	116
9	40	34	4	61
1	8	5	—	10
5	24	18	2	32
4	25	19	2	34
3	14	14	2	20
6	45	24	14	30
17	87	67	9	121
4	58	34	2	59
30	33	33	34	38
778	4,852	3,081	508	6,720
(174)	(1,238)	—	(104)	—
604	3,614	3,081	404	6,720
1,045	10,707	15,675	2,127	61,454

(840)	(12,829)	3,144	1,238	24,457
—	—	1,492	35	—
—	—	943	27	—
12	1,923	845	(393)	—
—	135	—	—	—
—	—	(938)	60	—

(1,510)	(16,582)	(24,083)	(2,928)	(28,285)
—	—	(139)	(48)	—
—	—	(2,232)	(78)	—
—	(551)	62	46	—
—	—	2,556	10	—
(2,338)	(27,904)	(18,350)	(2,031)	(3,828)
$(1,293)	$(17,197)	$(2,675)	$96	$57,626

See notes to financial statements.

Annual Report	67

Statements of Operations continued

Period ended October 31, 2013

Numbers in 000s

	Payden Tax Exempt Bond Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$321	$1,427	$1,773
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	—	—
Income from securities lending	—	—	8
Foreign tax withholdings	—	—	—
Investment Income	321	1,427	1,781
EXPENSES:
Investment advisory fees (Note 3)	38	156	267
Administration fees (Note 3)	18	73	133
Shareholder servicing fees	6	5	77
Distribution fees (Note 3)	—	—	—
Custodian fees	1	3	25
Transfer agent fees	14	16	20
Registration and filing fees	13	2	15
Trustee fees and expenses	1	5	9
Printing and mailing costs	1	3	6
Loan commitment fees	1	1	1
Legal fees	—	2	3
Publication expense	1	2	3
City taxes	1	2	4
Pricing fees	10	13	22
Fund accounting fees	2	6	10
Insurance	1	3	3
Audit fees	30	30	33
Expenses previously deferred (Note 3)	—	—	—
Gross Expenses	138	322	631
Expense subsidy (Note 3)	(71)	(51)	(101)
Net Expenses	67	271	530
Net Investment Income (loss)	254	1,156	1,251
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments	—	—	—
Investments	151	248	304
Foreign currency transactions	—	—	(302)
Futures contracts	—	—	(58)
Written option contracts	—	—	—
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Affiliated investments	—	—	—
Investments	(574)	(1,613)	(372)
Translation of assets and liabilities in foreign currencies	—	—	65
Futures contracts	—	—	(62)
Written option contracts	—	—	—
Swap contracts	—	—	—
Net Realized and Unrealized Gains	(423)	(1,365)	(425)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(169)	$(209)	$826

See notes to financial statements.

68	Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Equity Income Fund

$959	$61,218	$13,472	—
—	—	—	$9,968
613	2	1	—
—	220	14	78
—	—	—	(32)
1,572	61,440	13,487	10,014

134	4,492	1,308	1,047
67	1,497	327	314
69	755	1	243
—	80	—	10
43	218	138	24
19	107	36	48
14	80	26	35
5	111	23	22
3	54	15	14
—	9	1	1
2	32	8	7
3	19	1	2
3	18	—	4
20	16	11	1
6	112	24	24
2	46	6	6
33	37	37	30
—	—	46	—
423	7,683	2,008	1,832
(106)	(294)	—	(153)
317	7,389	2,008	1,679
1,255	54,051	11,479	8,335

58	—	—	—
(515)	8,598	(8,083)	10,785
784	(3,778)	(4,251)	—
22	(401)	—	2,017
—	—	—	390
87	(366)	(604)	—

(768)	—	—	—
(629)	(86,435)	(19,303)	12,809
7	(1,056)	462	—
(28)	48	—	—
—	—	—	12
16	(1,948)	(247)	—
(966)	(85,338)	(32,026)	26,013
$289	$(31,287)	$(20,547)	$34,348

See notes to financial statements.

Annual Report	69

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$67	$122	$1,553	$1,470
Net realized gains (losses) on investments	1	4	(107)	182
Change in net unrealized appreciation/(depreciation)	—	—	1	2,377
Change in Net Assets Resulting from Operations	68	126	1,447	4,029

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(66)	(122)	(1,152)	(1,633)
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Return of capital:
Investor Class	(1)	—	(579)	—
Change in Net Assets from Distributions to Shareholders	(67)	(122)	(1,731)	(1,633)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	24,048,383	39,026,809	270,183	214,735
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	15	35	1,654	1,468
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(24,075,462)	(39,248,087)	(255,284)	(193,079)
Proceeds from redemption fees (Note 3)
Change in Net Assets from Capital Transactions	(27,064)	(221,243)	16,553	23,124
Total Change in Net Assets	(27,063)	(221,239)	16,269	25,520

NET ASSETS:
Beginning of period	525,480	746,719	242,013	216,493
End of period	$498,417	$525,480	$258,282	$242,013
Accumulated net investment income/(loss)	$(5)	$(6)	$(19)	$(5)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—
Investor Class:
Outstanding shares at beginning of period	525,479	746,722	25,525	23,064
Shares sold	24,048,383	39,026,809	28,514	22,788
Shares issued in reinvestment of distributions	15	35	175	156
Shares redeemed	(24,075,462)	(39,248,087)	(26,931)	(20,483)
Change in shares outstanding	(27,064)	(221,243)	1,758	2,461
Outstanding shares at end of period	498,415	525,479	27,283	25,525

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	203,490	169,110
Sale of investments (excluding government)	—	—	198,064	141,939
Purchase of government securities	—	—	116,914	71,802
Sale of government securities	—	—	107,013	73,739

(1)	Amount is less than $1,000.

See notes to financial statements.

70	Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2013	2012	2013	2012	2013	2012	2013	2012

$8,219	$9,797	$1,045	$714	$10,707	$15,599	$15,675	$19,514
1,245	2,911	(828)	1,414	(10,771)	33,903	5,486	20,775
(4,700)	9,776	(1,510)	(294)	(17,133)	(4,731)	(23,836)	13,981
4,764	22,484	(1,293)	1,834	(17,197)	44,771	(2,675)	54,270

—	—	(15)	(11)	(1,616)	(2,616)	(9)	(415)
(8,021)	(10,432)	(2,317)	(1,274)	(22,428)	(29,837)	(19,012)	(23,550)

—	—	(4)	(14)	(1,574)	—	— (1)	—
—	—	(528)	(1,133)	(19,408)	—	(270)	—

(1,360)	—	(6)	—	—	—	—	—
(9,381)	(10,432)	(2,870)	(2,432)	(45,026)	(32,453)	(19,291)	(23,965)

—	—	938	492	12,367	76,474	267	2,578
559,823	351,710	71,640	57,919	119,915	377,056	106,154	63,076

—	—	19	25	2,683	2,312	8	413
8,076	8,730	2,737	2,385	39,228	27,929	19,089	23,449

—	—	(586)	(356)	(62,160)	(50,683)	(301)	(43,024)
(256,225)	(293,174)	(49,642)	(13,676)	(615,736)	(306,684)	(161,328)	(51,363)

311,674	67,266	25,106	46,789	(503,703)	126,404	(36,111)	(4,871)
307,057	79,318	20,943	46,191	(565,926)	138,722	(58,077)	25,434

541,809	462,491	110,886	64,695	967,969	829,247	646,056	620,622
$848,866	$541,809	$131,829	$110,886	$402,043	$967,969	$587,979	$646,056
$(95)	$(141)	$(6)	$26	$283	$672	$—	$1,060

—	—	78	64	7,582	4,942	32	3,787
—	—	87	45	1,189	7,127	25	244
—	—	2	2	258	215	1	40
—	—	(54)	(33)	(5,983)	(4,702)	(28)	(4,039)
—	—	35	14	(4,536)	2,640	(2)	(3,755)
—	—	113	78	3,046	7,582	30	32

52,974	46,193	10,018	5,756	82,022	72,789	58,365	55,094
54,941	34,871	6,593	5,284	11,449	35,067	9,755	5,885
792	864	253	218	3,779	2,591	1,760	2,188
(25,114)	(28,954)	(4,623)	(1,240)	(60,101)	(28,425)	(14,806)	(4,802)
30,619	6,781	2,223	4,262	(44,873)	9,233	(3,291)	3,271
83,593	52,974	12,241	10,018	37,149	82,022	55,074	58,365

426,946	305,321	2,771	—	—	—	381,862	337,470
282,116	237,463	4,651	—	1,098	—	397,433	370,350
476,788	302,839	73,394	107,909	194,602	502,124	3,031,510	2,844,884
312,157	299,946	56,266	64,796	686,207	369,864	3,054,300	2,759,888

See notes to financial statements.

Annual Report	71

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden High Income Fund
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$2,127	$1,585	$61,454	$72,666
Net realized gains (losses) on investments	967	876	24,457	(79)
Change in net unrealized appreciation/(depreciation)	(2,998)	1,820	(28,285)	55,899
Change in Net Assets Resulting from Operations	96	4,281	57,626	128,486

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(368)	(348)
Investor Class	(2,033)	(1,593)	(57,843)	(74,991)
Net realized gains from investments:
Adviser Class	—	—	—	(52)
Investor Class	(926)	(1,591)	—	(12,932)
Return of capital:
Adviser Class	—	—	—	(18)
Investor Class	—	—	—	(3,874)
Change in Net Assets from Distributions to Shareholders	(2,959)	(3,184)	(58,211)	(92,215)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	4,181	4,442
Investor Class	42,450	7,278	197,006	296,809
Reinvestment of distributions:
Adviser Class	—	—	269	300
Investor Class	2,910	3,040	40,464	56,624
Cost of fund shares redeemed:
Adviser Class	—	—	(5,367)	(3,442)
Investor Class	(19,477)	(6,715)	(467,878)	(290,906)
Proceeds from redemption fees (Note 3)
Adviser Class	—	—	— (1)	1
Investor Class	—	—	1	9
Change in Net Assets from Capital Transactions	25,883	3,603	(231,324)	63,837
Total Change in Net Assets	23,020	4,700	(231,909)	100,108

NET ASSETS:
Beginning of period	43,259	38,559	1,129,153	1,029,045
End of period	$66,279	$43,259	$897,244	$1,129,153
Accumulated net investment income/(loss)	$108	$25	$774	$(2,470)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	819	637
Shares sold	—	—	565	627
Shares issued in reinvestment of distributions	—	—	37	42
Shares redeemed	—	—	(750)	(487)
Change in shares outstanding	—	—	(148)	182
Outstanding shares at end of period	—	—	671	819
Investor Class:
Outstanding shares at beginning of period	3,730	3,404	154,091	145,225
Shares sold	3,758	650	26,950	41,975
Shares issued in reinvestment of distributions	259	279	5,544	8,024
Shares redeemed	(1,751)	(603)	(64,054)	(41,133)
Change in shares outstanding	2,266	326	(31,560)	8,866
Outstanding shares at end of period	5,996	3,730	122,531	154,091

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	95,671	23,964	248,121	320,451
Sale of investments (excluding government)	72,038	22,684	466,726	246,264
Purchase of government securities	88,503	173,508	—	—
Sale of government securities	93,334	169,573	—	—

(1)	Amount is less than $1,000.

See notes to financial statements.

72	Payden Mutual Funds

Payden Tax Exempt Bond Fund		Payden California Municipal Income Fund		Payden Global Low Duration Fund		Payden Global Fixed Income Fund
2013	2012	2013	2012	2013	2012	2013	2012

$254	$306	$1,156	$1,154	$1,251	$1,348	$1,255	$1,714
151	345	248	583	(56)	(169)	436	903
(574)	248	(1,613)	1,756	(369)	2,425	(1,402)	811
(169)	899	(209)	3,493	826	3,604	289	3,428

—	—	—	—	—	—	—	—
(254)	(306)	(1,156)	(1,154)	(1,152)	(2,171)	(403)	(3,810)

—		—	—	—	—
(346)	(40)	(536)	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	(77)	—	(773)	—
(600)	(346)	(1,692)	(1,154)	(1,229)	(2,171)	(1,176)	(3,810)

—	—	—	—	—	—	—	—
1,712	3,714	8,703	10,737	62,300	14,771	9,216	10,969

—	—	—	—	—	—	—	—
588	339	1,497	1,031	1,166	2,101	1,124	3,622

—	—	—	—	—	—	—	—
(6,534)	(5,433)	(14,805)	(8,561)	(20,561)	(20,782)	(17,753)	(32,580)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(4,234)	(1,380)	(4,605)	3,207	42,905	(3,910)	(7,413)	(17,989)
(5,003)	(827)	(6,506)	5,546	42,502	(2,477)	(8,300)	(18,371)

14,085	14,912	49,811	44,265	70,544	73,021	48,221	66,592
$9,082	$14,085	$43,305	$49,811	$113,046	$70,544	$39,921	$48,221
$28	$28	$(4)	$—	$—	$(2)	$—	$(3)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1,317	1,450	4,684	4,378	6,982	7,394	5,541	7,646
165	351	842	1,027	6,160	1,468	1,058	1,282
57	32	144	98	115	213	130	433
(640)	(516)	(1,453)	(819)	(2,038)	(2,093)	(2,051)	(3,820)
(418)	(133)	(467)	306	4,237	(412)	(863)	(2,105)
899	1,317	4,217	4,684	11,219	6,982	4,678	5,541

4,521	7,007	11,573	16,953	70,407	27,129	27,251	34,155
8,674	7,485	15,650	11,409	34,738	40,626	30,130	51,905
—	—	—	—	45,793	25,745	5,401	12,117
—	—	—	—	39,991	16,019	7,971	12,614

See notes to financial statements.

Annual Report	73

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund
	2013	2012(1)	2013	2012(2)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$54,051	$46,070	$11,479	$4,316
Net realized gains (losses) on investments	4,053	20,708	(12,938)	(1,133)
Change in net unrealized appreciation/(depreciation)	(89,391)	61,265	(19,088)	1,083
Change in Net Assets Resulting from Operations	(31,287)	128,043	(20,547)	4,266
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	(1,687)	(1,435)	(7)	(1)
Investor Class	(30,825)	(35,028)	(7,069)	(3,476)
Institutional Class	(23,307)	(12,316)	—	—
Net realized gains from investments:
Adviser Class	(482)	(448)	—	—
Investor Class	(9,337)	(12,815)	—	—
Institutional Class	(7,352)	—	—	—
Return of capital:
Adviser Class	—	—	(4)	—
Investor Class	—	—	(4,137)	(835)
Change in Net Assets from Distributions to Shareholders	(72,990)	(62,042)	(11,217)	(4,312)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	25,676	16,353	656	283
Investor Class	267,756	319,408	196,381	116,447
Institutional Class	35,081	411,211	—	—
Reinvestment of distributions:
Adviser Class	2,050	1,844	10	1
Investor Class	35,897	42,989	8,487	3,421
Institutional Class	29,116	11,585	—	—
Cost of fund shares redeemed:
Adviser Class	(31,444)	(19,192)	(116)	(256)
Investor Class	(356,114)	(443,641)	(43,697)	(908)
Institutional Class	(73,238)	(987)	—	—
Proceeds from redemption fees (Note 3)
Adviser Class	6	1	—	—
Investor Class	73	19	8	—
Change in Net Assets from Capital Transactions	(65,141)	339,590	161,729	118,988
Total Change in Net Assets	(169,418)	405,591	129,965	118,942
NET ASSETS:
Beginning of period	1,052,856	647,265	118,942	—
End of period	$883,438	$1,052,856	$248,907	$118,942
Accumulated net investment income/(loss)	$—	$1,883	$—	$(79)
FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period	1,799	1,880	2	—
Shares sold	1,669	1,111	65	28
Shares issued in reinvestment of distributions	137	128	1	—
Shares redeemed	(2,157)	(1,320)	(11)	(26)
Change in shares outstanding	(351)	(81)	55	2
Outstanding shares at end of period	1,448	1,799	57	2
Investor Class:
Outstanding shares at beginning of period	37,338	42,990	11,609	—
Shares sold	18,054	22,050	18,828	11,357
Shares issued in reinvestment of distributions	2,421	2,999	865	343
Shares redeemed	(24,390)	(30,701)	(4,670)	(91)
Change in shares outstanding	(3,915)	(5,652)	15,023	11,609
Outstanding shares at end of period	33,423	37,338	26,632	11,609
Institutional Class
Outstanding shares at beginning of period	29,141	—	—	—
Shares sold	2,462	28,427	—	—
Shares issued in reinvestment of distributions	1,968	784	—	—
Shares redeemed	(4,778)	(70)	—	—
Change in shares outstanding.	(348)	29,141	—	—
Outstanding shares at end of period	28,793	29,141	—	—
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	925,421	906,162	391,346	190,184
Sale of investments (excluding government)	996,349	591,210	237,294	75,985

(1)	The Fund commenced offering the Institutional Class on April 9, 2012.
(2)	Fund commenced operations on November 2, 2011.
(3)	The Fund commenced offering the Adviser Class on December 1, 2011.
(4)	Amount is less than $1,000.

See notes to financial statements.

74	Payden Mutual Funds

Payden Equity Income Fund
2013	2012(3)

$8,335	$5,476
13,192	5,459
12,821	3,962
34,348	14,897

(149)	(124)
(8,501)	(5,698)
—	—

—	—
—	—
—	—

—	—
—	—
(8,650)	(5,822)

1,228	4,156
110,609	127,720
—	—
—
138	119
8,324	5,587
—	—
—
(1,025)	(948)
(101,096)	(37,502)
—	—

— (4)	1
2	—
18,180	99,133
43,878	108,208

172,040	63,832
$215,918	$172,040
$—	$359

312	—
101	389
11	11
(86)	(88)
26	312
338	312

15,161	6,311
9,228	11,792
694	515
(8,337)	(3,457)
1,585	8,850
16,746	15,161

—	—
—	—
—	—
—	—
—	—
—	—

196,580	313,981
177,387	213,312

See notes to financial statements.

Annual Report	75

Notes to Financial Statements

October 31, 2013

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its sixteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes fifteen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

Effective June 3, 2013, the Value Leaders Fund changed its name to the Equity Income Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

76	Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Forward Currency Contracts

Some Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase

Annual Report	77

Notes to Financial Statements continued

by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. The Funds and counterparties have agreed to exchange interest payments based on a notional principal amount.

The Funds may enter into credit default swap agreements. The counterparty to the agreement agrees to receive/pay the Fund an annuity premium which is based on a notional principal amount of a specific security/index. The annuity premium is paid/received by the Fund until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) occurs or until the agreement matures. If a credit event occurs, the Fund will receive/pay the notional amount at par and pay/receive the defaulted security or cash equivalent.

The Funds may enter into total return swap agreements where the Fund and counterparty agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient pays a financing charge based on the notional amount in exchange for the total return, which includes interest and principal appreciation (depreciation) of the specified security.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

78	Payden Mutual Funds

Written option activity for the GNMA Fund was as follows:

	Number of Contracts	Premiums
Written Options
Options outstanding at October 31, 2012	—	$—
Options written	1,420	182,239
Options expired	(1,220)	(136,018)
Options closed	(200)	(46,221)

Options outstanding at October 31, 2013	—	—

Written option activity for the Equity Income Fund was as follows:

	Number of Contracts	Premiums
Written Options
Options outstanding at October 31, 2012	150	$82,198
Options written	2,518	404,112
Options closed	(2,668)	(486,310)

Options outstanding at October 31, 2013	—	—

TBA Sale Commitment

The Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Derivatives and Hedging

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2013 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate risk[1]	6	(11)
Foreign currency risk[2,3]	120	—

Total	126	(11)
Low Duration
Interest rate risk[1]	46	(507)
Foreign currency risk[2,3]	271	(204)

Total	317	(711)
GNMA
Interest rate risk[1]	—	(551)

Core Bond
Interest rate risk[1,4,5]	440	(922)
Foreign currency risk[2,3]	56	(159)

Total	496	(1,081)
Corporate Bond
Interest rate risk[1]	45	—
Foreign currency risk[3]	—	(50)

Total	45	(50)
Global Low Duration
Interest rate risk[1]	6	(73)
Foreign currency risk[2,3]	72	(27)

Total	78	(100)

Annual Report	79

Notes to Financial Statements continued

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Global Fixed Income
Interest rate risk[1]	172	(188)
Foreign currency risk[2,3]	151	(128)

Total	323	(316)
Emerging Markets Bond
Interest rate risk[1,5]	—	(215)
Foreign currency risk[2,3]	114	(1,132)

Total	114	(1,347)
Emerging Markets Local Bond
Interest rate risk[4,5]	10	(52)
Foreign currency risk[2,3]	693	(67)

Total	703	(119)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Receivable for swap contracts.
5	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2013

(000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(49)	—	—	—	$(49)
Foreign exchange	—	$168	—	—	168

Total	(49)	168	—	—	119

Low Duration
Interest rate	(285)	—	—	—	(285)
Foreign exchange	—	(210)	—	—	(210)

Total	(285)	(210)	—	—	(495)

U.S. Government
Interest rate	12	—	—	—	12

GNMA
Interest rate	1,923	—	$135	—	2,058

Core Bond
Interest rate	845	—	—	$(938)	(93)
Foreign exchange	—	1,492	—	—	1,492

Total	845	1,492	—	(938)	1,399

Corporate Bond
Interest rate	(393)	—	—	60	(333)
Foreign exchange	—	35	—	—	35

Total	(393)	35	—	60	(298)

Global Low Duration
Interest rate	(58)	—	—	—	(58)
Foreign exchange	—	(302)	—	—	(302)

Total	(58)	(302)	—	—	(360)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Fixed Income
Interest rate	$22	—	—	$87	$109
Foreign exchange	—	$784	—	—	784

Total	22	784	—	87	893

Emerging Markets Bond
Interest rate	(401)	—	—	(366)	(767)
Foreign exchange	—	(3,778)	—	—	(3,778)

Total	(401)	(3,778)	—	(366)	(4,545)

Emerging Markets Local Bond
Interest rate	—	—	—	(604)	(604)
Foreign exchange	—	(4,251)	—	—	(4,251)

Total	—	(4,251)	—	(604)	(4,855)

Equity Income
Equity	$2,017	—	$283	—	$2,300

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
3	Net realized gains (losses) from option contracts.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2013

(000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(5)	—	—	—	$(5)
Foreign exchange	—	$77	—	—	77

Total	(5)	77	—	—	72

Low Duration
Interest rate	(351)	—	—	—	(351)
Foreign exchange	—	(12)	—	—	(12)

Total	(351)	(12)	—	—	(363)

GNMA
Interest rate	(551)	—	—	—	(551)

Core Bond
Interest rate	62	—	—	$2,556	2,618
Foreign exchange	—	(139)	—	—	(139)

Total	62	(139)	—	2,556	2,479

Corporate Bond
Interest rate	46	—	—	10	56
Foreign exchange	—	(48)	—	—	(48)

Total	46	(48)	—	10	8

Global Low Duration
Interest rate	(62)	—	—	—	(62)
Foreign exchange	—	65	—	—	65

Total	(62)	65	—	—	3

80	Payden Mutual Funds

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Fixed Income
Interest rate	$(28)	—	—	$16	$(12)
Foreign exchange	—	$7	—	—	7

Total	(28)	7	—	16	(5)

Emerging Markets Bond
Interest rate	48	—	—	(1,948)	(1,900)
Foreign exchange	—	(1,056)	—	—	(1,056)

Total	48	(1,056)	—	(1,948)	(2,956)

Emerging Markets Local Bond
Interest rate	—	—	—	(247)	(247)
Foreign exchange	—	462	—	—	462

Total	—	462	—	(247)	215

1	Change in net unrealized appreciation (depreciation) from futures contracts.
2	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
3	Change in net unrealized appreciation (depreciation) from option contracts.
4	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2013 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	5%	0%	0%	0%
Low Duration	5%	0%	6%	0%
U.S. Government	0%	0%	0%	0%
GNMA	0%	0%	1%	0%
Core Bond	3%	0%	17%	0%
Corporate Bond	1%	0%	7%	0%
Global Low Duration	12%	0%	5%	0%
Global Fixed Income	48%	0%	25%	1%
Emerging Markets Bond	5%	1%	2%	0%
Emerging Markets Local Bond	12%	0%	25%	0%
Equity Income	0%	0%	0%	0%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. FGIC, FSA and MBIA).

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each

Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statement of Operations.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss. Securities that have been pledged as collateral are identified in the Schedule of Investments.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Annual Report	81

Notes to Financial Statements continued

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2013, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2012	Purchases	Sales	Dividends	Value October 31, 2013
Investments in Cash Reserves Money Market Fund
Limited Maturity	$2,810,577	$783,844,335	$774,878,316	$415	$11,776,596
Low Duration	22,302,810	1,552,372,300	1,518,315,839	758	56,359,271
U.S. Government	4,765,068	2,055,435,665	2,046,981,317	1,015	13,219,416
GNMA	23,816,038	2,205,995,878	2,217,796,331	1,326	12,015,585
Core Bond	6,469,435	2,115,479,826	2,073,922,974	1,063	48,026,287
Corporate Bond	1,548,795	453,616,116	448,360,762	240	6,804,149
High Income	114,285,189	4,522,549,533	4,618,889,042	2,669	17,945,680
Global Low Duration	2,262,703	346,791,725	339,621,551	162	9,432,877
Global Fixed Income	2,628,647	149,071,328	150,555,810	72	1,144,165
Emerging Markets Bond	79,176,705	2,803,692,514	2,815,041,044	1,716	67,828,175
Emerging Markets Local Bond	4,955,134	1,565,343,681	1,567,473,264	842	2,825,551
Equity Income	5,759,880	871,883,123	865,455,611	440	12,187,392
Investments in High Income Fund — Investor Class
Core Bond	$24,561,441	—	$24,100,000	$556,844	$839,655
Corporate Bond	837,931	—	851,724	13,218	—
Global Fixed Income	3,846,934	—	620,000	203,018	3,232,534
Investments in Equity Income Fund — Investor Class
Corporate Bond	—	$3,278,512	—	$36,797	$3,238,389
Investments in Emerging Markets Bond Fund — Institutional Class
Core Bond	$23,379,833	$9,210,000	$19,200,000	$771,156	$13,103,976
Global Fixed Income	6,434,781	—	930,000	319,922	4,944,886

82	Payden Mutual Funds

Fund	Value October 31, 2012	Purchases	Sales	Dividends	Value October 31, 2013
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$15,360,000	—	$7,950,000	$591,234	$6,028,059
Corporate Bond	—	$2,687,648	2,662,221	19,579	—
Global Fixed Income	1,812,302	—	—	89,606	1,651,248
Investments in Limited Maturity Bond Fund
Global Equity	1,002,114	600,000	1,603,804	1,459	—

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations.

Redemption Fee

The High Income, Emerging Markets Bond, Emerging Markets Local Bond and the Equity Income Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees are added to paid in capital and are disclosed in the Statements of Changes in Net Assets.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Recent Accounting Standard

In June 2013, FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Fund’s financial statement disclosures.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, it is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees Based on Assets for the Investor Class
	Between $0–500	Between $0.5–1	Between $1–2	Over $2	Expense	Current Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2011	FY 2012	FY 2013
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,426,841	$1,390,864	$1,269,683
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.35%	138,454	141,239	393,598
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	155,287	95,580	237,852
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	24,031	25,902	258,015
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	840,128	1,193,435	1,238,187

Annual Report	83

Notes to Financial Statements continued

	Adviser Fees Based on Assets for the Investor Class
	Between $0–500	Between $0.5–1	Between $1–2	Over $2	Expense	Current Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2011	FY 2012	FY 2013
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	$137,550	$101,306	$103,973
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	75,129	75,144	70,538
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	51,218	53,979	51,157
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.55%	—	32,693	101,433
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	98,962	97,132	106,512
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	—	145,490	293,712
Emerging Markets Local Bond .	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	—	25,594	—
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	58,027	146,208	152,607

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2014 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, High Income, Emerging Markets Bond, Emerging Markets Local Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or Institutional classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

84	Payden Mutual Funds

securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$160,000	—	—	—	$160,000
U.S. Government Agency	—	—	290,825	—	—	—	290,825
U.S. Treasury	—	—	40,071	—	—	—	40,071
Investment Company	$6,922	—	—	—	—	—	6,922
Limited Maturity
Asset Backed	—	—	50,670	—	—	—	50,670
Corporate Bond	—	—	120,745	—	—	—	120,745
Foreign Government	—	—	4,438	—	—	—	4,438
Mortgage Backed.	—	—	34,612	—	—	—	34,612
Municipal.	—	—	5,464	—	—	—	5,464
U.S. Government.	—	—	28,922	—	—	—	28,922
Option	2	—	—	—	—	—	2
Investment Company	11,777	—	—	—	—	—	11,777
Low Duration
Asset Backed	—	—	72,976	—	—	—	72,976
Bank Loans	—	—	2,572	—	—	—	2,572
Corporate Bond	—	—	463,532	—	—	—	463,532
Foreign Government	—	—	11,768	—	—	—	11,768
Mortgage Backed.	—	—	56,133	—	—	—	56,133
Municipal.	—	—	1,789	—	—	—	1,789
U.S. Government.	—	—	234,775	—	—	—	234,775
Options.	31	—	—	—	—	—	31
Investment Company	56,359	—	—	—	—	—	56,359
U.S. Government
Mortgage Backed.	—	—	101,642	—	—	—	101,642
U.S. Government.	—	—	24,899	—	—	—	24,899
Options.	11	—	—	—	—	—	11
Investment Company	13,219	—	—	—	—	—	13,219
GNMA
Mortgage Backed.	—	—	618,127	—	—	—	618,127
U.S. Government.	—	—	21,584	—	—	—	21,584
Options.	38	—	—	—	—	—	38
Investment Company	12,016	—	—	—	—	—	12,016

Annual Report	85

Notes to Financial Statements continued

	Investments in Securities
			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond(1)
Asset Backed	—	—	$22,685	—	—	—	$22,685
Corporate Bond	—	—	337,817	—	—	—	337,817
Foreign Government	—	—	4,357	—	—	—	4,357
Mortgage Backed	—	—	197,927	—	—	—	197,927
Municipal	—	—	6,869	—	—	—	6,869
Preferred Stock	—	—	1,564	—	—	—	1,564
U.S. Government	—	—	76,649	—	—	—	76,649
Investment Company	$67,998	—	—	—	—	—	67,998
Corporate Bond(2)
Bank Loans	—	—	200	—	—	—	200
Corporate Bond	—	—	57,663	—	—	—	57,663
Municipal	—	—	497	—	—	—	497
Preferred Stock	1,265	—	441	—	—	—	1,706
U.S. Government	—	—	1,979	—	—	—	1,979
Investment Company	10,042	—	—	—	—	—	10,042
High Income
Bank Loans	—	—	7,124	—	—	—	7,124
Corporate Bond	—	—	860,238	—	—	—	860,238
Mortgage Backed	—	—	1,708	—	—	—	1,708
Preferred Stock	—	—	2,506	—	—	—	2,506
Investment Company	17,946	—	—	—	—	—	17,946
Tax Exempt Bond
Municipal	—	—	8,835	—	—	—	8,835
California Municipal Income
Municipal	—	—	42,807	—	—	—	42,807
Investment Company	1,134	—	—	—	—	—	1,134
Global Low Duration
Asset Backed	—	—	10,841	—	—	—	10,841
Bank Loans	—	—	301	—	—	—	301
Corporate Bond	—	—	66,359	—	—	—	66,359
Foreign Government	—	—	5,882	—	—	—	5,882
Mortgage Backed	—	—	7,040	—	—	—	7,040
Municipal	—	—	240	—	—	—	240
Options	4	—	—	—	—	—	4
U.S. Government	—	—	20,419	—	—	—	20,419
Investment Company	9,433	—	—	—	—	—	9,433

86	Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Corporate Bond	—	—	$15,787	—	—	—	$15,787
Foreign Government	—	—	10,764	—	—	—	10,764
Mortgage Backed	—	—	833	—	—	—	833
Options	$8	—	—	—	—	—	8
U.S. Government	—	—	2,318	—	—	—	2,318
Investment Company	10,973	—	—	—	—	—	10,973
Emerging Markets Bond
Corporate Bond	—	—	455,653	—	—	—	455,653
Foreign Government	—	—	406,922	—	—	—	406,922
Municipal	—	—	6,817	—	—	—	6,817
Investment Company	67,828	—	—	—	—	—	67,828
Emerging Markets Local Bond
Corporate Bond	—	—	55,001	—	—	—	55,001
Foreign Government	—	—	179,807	—	—	—	179,807
Municipal	—	—	6,491	—	—	—	6,491
Investment Company	2,826	—	—	—	—	—	2,826
Equity Income
Common Stock	204,877	—	—	—	—	—	204,877
Preferred Stock	9,119	—	—	—	—	—	9,119
Investment Company	12,187	—	—	—	—	—	12,187

1	As of October 31, 2012, the Core Bond Fund valued a certain security using unadjusted price quotations from an exchange. As of October 31, 2013, the Fund used other observable inputs in determining the value of the same security. As a result, investments with a beginning of period value of $2,080 transferred from Level 1 to Level 2 in the disclosure hierarchy.
2	As of October 31, 2012, the Corporate Bond Fund valued a certain security using unadjusted price quotations from an exchange. As of October 31, 2013, the Fund used other observable inputs in determining the value of the same security. As a result, investments with a beginning of period value of $109 transferred from Level 1 to Level 2 in the disclosure hierarchy.

	Other Financial Instruments
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$120	—	—	—	$120
Futures	$6	$(11)	—	—	—	—	(5)
Low Duration
Forward currency contracts	—	—	271	$(204)	—	—	67
Futures	46	(507)	—	—	—	—	(461)
GNMA
Futures	—	(551)	—	—	—	—	(551)

Annual Report	87

Notes to Financial Statements continued

	Other Financial Instruments
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Forward currency contracts	—	—	$56	$(159)	—	—	$(103)
Futures	$22	—	—	—	—	—	22
Swaps	—	—	418	(922)	—	—	(504)
Corporate Bond
Forward currency contracts	—	—	—	(50)	—	—	(50)
Futures	45	—	—	—	—	—	45
Global Low Duration
Forward currency contracts	—	—	72	(27)	—	—	45
Futures	6	$(73)	—	—	—	—	(67)
Global Fixed Income
Forward currency contracts	—	—	151	(128)	—	—	23
Futures	172	(188)	—	—	—	—	(16)
Emerging Markets Bond
Forward currency contracts	—	—	114	(1,132)	—	—	(1,018)
Swaps	—	—	—	(215)	—	—	(215)
Emerging Markets Local Bond
Forward currency contracts	—	—	693	(67)	—	—	626
Swaps	—	—	10	(52)	—	—	(42)

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to foreign currency gains/losses, and adjustments due to investments in partnerships, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Limited Maturity	$(416)	$1,402	$(986)
Low Duration	(154)	154	—
U.S. Government	1,255	(1,255)	—

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
GNMA	$12,948	$(12,948)	—
Core Bond	2,286	(2,315)	$29
Corporate Bond	(11)	11	—
Global Low Duration	(98)	98	—
Global Fixed Income	(849)	849	—
Emerging Markets Bond	(115)	115	—
Emerging Markets Local Bond	(4,324)	4,324	—
Equity Income	(43)	91	(48)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2013: Cash Reserves ($1), Limited Maturity ($354), Low Duration ($772), High Income ($297), Global Low Duration ($6), Global Fixed Income ($1,092), Equity Income ($9,761).

88	Payden Mutual Funds

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2013 the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expires 2014	Expires 2015	Expires 2016	Expires 2017	Expires 2018	Expires 2019	Unlimited*	Total
Cash Reserve Money Market	—	—	—	—	$1	—	—	$1
Limited Maturity	$412	$840	$3,358	$2,201	287	$527	—	7,625
U.S. Government	—	—	—	—	—	—	$1,865	1,865
GNMA	—	—	—	—	—	—	13,209	13,209
Global Low Duration	176	644	—	2,397	—	—	—	3,217
Global Fixed Income	—	—	—	1,610	—	1,004	—	2,614
Emerging Markets Local Bond	—	—	—	—	—	—	8,252	8,252

* Post-enactment carryforward losses.

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2012				2013
	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserve Money Market	—	$125	—	—	—	$66	—	$1
Limited Maturity	—	1,629	—	—	—	1,152	—	579
Low Duration	—	10,440	—	—	—	7,502	$519	1,360
U.S. Government	—	1,355	$1,070	—	—	2,374	491	6
GNMA	—	32,480	—	—	—	42,673	2,354	—
Core Bond	—	23,958	—	—	—	17,910	1,381	—
Corporate Bond	—	1,631	1,548	—	—	2,451	508	—
High Income	—	76,773	12,973	$3,892	—	58,211	—	—
Tax Exempt Bond	$307	—	40	—	$254	43	303	—
California Municipal Income	1,152	—	—	—	1,153	215	324	—
Global Low Duration	—	2,169	—	—	—	1,151	—	77
Global Fixed Income	—	3,807	—	—	—	403	—	773
Emerging Markets Bond	—	48,331	13,263	—	—	51,060	21,930	—
Emerging Markets Local Bond	—	3,398	—	835	—	7,076	—	4,141
Equity Income	—	5,810	—	—	—	6,557	2,094	—

At October 31, 2013, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$497,818	—	—	—
Limited Maturity	256,206	$984	$(560)	$424
Low Duration	897,277	7,488	(4,830)	2,658
U.S. Government	140,506	400	(1,135)	(735)
GNMA	654,599	9,294	(12,128)	(2,834)
Core Bond	714,468	12,494	(11,096)	1,398
Corporate Bond	71,209	2,092	(1,214)	878

Annual Report	89

Notes to Financial Statements continued

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
High Income	$843,893	$50,804	$(5,175)	$45,629
Tax Exempt Bond	8,662	266	(93)	173
California Municipal Income	42,429	1,827	(315)	1,512
Global Low Duration	120,183	1,011	(675)	336
Global Fixed Income	40,734	853	(904)	(51)
Emerging Markets Bond	956,118	12,348	(31,246)	(18,898)
Emerging Markets Local Bond	263,182	1,580	(20,637)	(19,057)
Equity Income	206,381	21,823	(2,021)	19,802

At October 31, 2013, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	—	—	$(1)	$(5)	—	$(6)
Limited Maturity	—	—	(7,625)	(19)	$449	(7,195)
Low Duration	—	—	—	(95)	2,855	2,760
U.S. Government	—	—	(1,865)	(6)	(693)	(2,564)
GNMA	$424	—	(13,209)	(141)	(2,705)	(15,631)
Core Bond	—	$4,550	—	—	1,093	5,643
Corporate Bond	109	942	—	—	878	1,929
High Income	774	24,079	—	—	45,629	70,482
Tax Exempt Bond	28	150	—	(1)	173	350
California Municipal Income	13	246	—	(16)	1,512	1,755
Global Low Duration	—	—	(3,217)	—	374	(2,843)
Global Fixed Income	—	—	(2,614)	—	15	(2,599)
Emerging Markets Bond	—	3,086	—	—	(19,395)	(16,309)
Emerging Markets Local Bond	—	—	(8,252)	—	(18,580)	(26,832)
Equity Income	—	1,817	—	—	19,802	21,619

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
Tax Exempt Bond	$254	$0.22
California Municipal Income	1,153	0.25

7. Name Change

Effective June 3, 2013, the Value Leaders Fund changed its name to the Equity Income Fund.

8. Fund Termination

On March 19, 2013, the Board of Trustees voted to close the Payden Global Equity Fund. On April 26, 2013, the Fund closed and assets were transferred to other Funds or distributed in cash. On July 12, 2013 the Board of Trustees voted to close the Metzler/Payden European Emerging Markets Fund. On September 30, 2013, the Fund closed and assets were transferred to other Funds or distributed in cash.

9. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

90	Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2013		2012	2011	2010		2009
Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00

Income (loss) from investment activities:
Net investment income	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)	0.01
Net realized and unrealized gains (losses)	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)	0.00 (1)

Total from investment activities	0.00		0.00	0.00	0.00		0.01

Distributions to shareholders:
From net investment income	0.00	(1)	0.00 (1)	0.00 (1)	(0.00	)(1)	(0.01)
Return of capital	0.00	(1)	—	—	(0.00	)(1)	—

Total distributions to shareholders	0.00		0.00	0.00	0.00		(0.01)

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	0.01%		0.02%	0.02%	0.03%		0.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$498,417		$525,480	$746,719	$591,869		$1,087,956
Ratio of gross expense to average net assets	0.37%		0.38%	0.37%	0.38%		0.43%
Ratio of net expense to average net assets	0.10%		0.15%	0.14%	0.23%		0.29%
Ratio of investment income less gross expenses to average net assets	(0.26)%		(0.21)%	(0.20)%	(0.12)%		0.49%
Ratio of net investment income to average net assets	0.01%		0.02%	0.02%	0.03%		0.63%
Portfolio turnover rate	n/a		n/a	n/a	n/a		n/a
The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2013		2012	2011	2010		2009
Net asset value — beginning of period	$9.48		$9.39	$9.45	$9.37		$9.26

Income (loss) from investment activities:
Net investment income	0.05		0.06	0.08	0.07		0.17
Net realized and unrealized gains (losses)	(0.00	)(1)	0.10	(0.05)	0.09		0.11

Total from investment activities	0.05		0.16	0.03	0.16		0.28

Distributions to shareholders:
From net investment income	(0.04)		(0.07)	(0.09)	(0.08)		(0.17)
Return of capital	(0.02)		—	—	(0.00	)(1)	—

Total distributions to shareholders	(0.06)		(0.07)	(0.09)	(0.08)		(0.17)

Net asset value — end of period	$9.47		$9.48	$9.39	$9.45		$9.37

Total return	0.56%		1.66%	0.27%	1.71%		3.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$258,282		$242,013	$216,493	$158,433		$112,470
Ratio of gross expense to average net assets	0.55%		0.56%	0.57%	0.61%		0.73%
Ratio of net expense to average net assets	0.40%		0.50%	0.50%	0.52%		0.50%
Ratio of investment income less gross expenses to average net assets	0.44%		0.56%	0.72%	0.65%		1.65%
Ratio of net investment income to average net assets	0.59%		0.62%	0.79%	0.74%		1.88%
Portfolio turnover rate	124%		98%	75%	78%		103%

The Fund commenced operations on May 1, 1994.

(1)	Amount is less than $0.005

See notes to financial statements.

Annual Report	91

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Low Duration Fund
	2013		2012	2011	2010		2009
Net asset value — beginning of period	$10.23		$10.01	$10.23	$10.11		$9.74

Income (loss) from investment activities:
Net investment income	0.14		0.18	0.24	0.21		0.34
Net realized and unrealized gains (losses)	(0.07)		0.23	(0.20)	0.20		0.40

Total from investment activities	0.07		0.41	0.04	0.41		0.74

Distributions to shareholders:
From net investment income	(0.13)		(0.19)	(0.24)	(0.25)		(0.37)
From net realized gains	—		—	(0.02)	(0.04)		—
Return of capital	(0.02)		—	—	—		—

Total distributions to shareholders	(0.15)		(0.19)	(0.26)	(0.29)		(0.37)

Net asset value — end of period	$10.15		$10.23	$10.01	$10.23		$10.11

Total return	0.68%		4.13%	0.46%	4.10%		7.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$848,866		$541,809	$462,491	$540,606		$358,387
Ratio of gross expense to average net assets	0.55%		0.55%	0.56%	0.59%		0.59%
Ratio of net expense to average net assets	0.51%		0.54%	0.53%	0.54%		0.53%
Ratio of investment income less gross expenses to average net assets	1.22%		1.74%	2.34%	2.22%		3.35%
Ratio of net investment income to average net assets	1.26%		1.75%	2.37%	2.27%		3.41%
Portfolio turnover rate	90%		97%	74%	52%		107%
The Fund commenced operations on January 1, 1994.
	Payden U.S. Government Fund - Adviser Class
	2013		2012	2011	2010
Net asset value — beginning of period	$10.99		$11.12	$11.30	$11.17

Income (loss) from investment activities:
Net investment income	0.07		0.08	0.13	0.13
Net realized and unrealized gains (losses)	(0.18)		0.16	(0.06)	0.26

Total from investment activities	(0.11)		0.24	0.07	0.39

Distributions to shareholders:
From net investment income	(0.16)		(0.16)	(0.15)	(0.13)
From net realized gains	(0.05)		(0.21)	(0.10)	(0.13)
Return of capital	(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.21)		(0.37)	(0.25)	(0.26)

Net asset value — end of period	$10.67		$10.99	$11.12	$11.30

Total return	(1.01)%		2.16%	0.65%	3.50	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,205		$860	$707	$434
Ratio of gross expense to average net assets	0.84%		0.90%	0.89%	0.90	%(3)
Ratio of net expense to average net assets	0.70%		0.86%	0.85%	0.86	%(3)
Ratio of investment income less gross expenses to average net assets	0.42%		0.66%	1.10%	1.29	%(3)
Ratio of net investment income to average net assets	0.56%		0.70%	1.14%	1.33	%(3)
Portfolio turnover rate	43%		79%	76%	99	%(2)

The Class commenced operations on November 2, 2009.

(1)   Amount is less than $0.005

(2)   Not annualized

(3)   Annualized

See notes to financial statements.

92	Payden Mutual Funds

	Payden U.S. Government Fund - Investor Class
	2013		2012	2011	2010		2009
Net asset value — beginning of period	$10.98		$11.12	$11.29	$11.17		$10.88

Income (loss) from investment activities:
Net investment income	0.08		0.12	0.15	0.20		0.29
Net realized and unrealized gains (losses)	(0.15)		0.13	(0.04)	0.27		0.38

Total from investment activities	(0.07)		0.25	0.11	0.47		0.67

Distributions to shareholders:
From net investment income	(0.19)		(0.18)	(0.18)	(0.22)		(0.31)
From net realized gains	(0.05)		(0.21)	(0.10)	(0.13)		(0.07)
Return of capital	(0.00	)(1)	—	—	—		—

Total distributions to shareholders	(0.24)		(0.39)	(0.28)	(0.35)		(0.38)

Net asset value — end of period	$10.67		$10.98	$11.12	$11.29		$11.17

Total return	(0.67)%		2.32%	(0.99)%	4.27%		6.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,624		$110,026	$63,988	$110,543		$102,556
Ratio of gross expense to average net assets	0.58%		0.64%	0.63%	0.66%		0.65%
Ratio of net expense to average net assets	0.45%		0.61%	0.60%	0.60%		0.60%
Ratio of investment income less gross expenses to average net assets	0.66%		0.90%	1.41%	1.71%		2.41%
Ratio of net investment income to average net assets	0.79%		0.93%	1.44%	1.77%		2.46%
Portfolio turnover rate	43%		79%	76%	99%		104%
The Fund commenced operations on January 1, 1995.
	Payden GNMA Fund - Adviser Class
	2013		2012	2011	2010
Net asset value — beginning of period	$10.80		$10.66	$10.56	$10.29

Income (loss) from investment activities:
Net investment income	0.03		0.14	0.27	0.41
Net realized and unrealized gains (losses)	(0.25)		0.33	0.30	0.31

Total from investment activities	(0.22)		0.47	0.57	0.72

Distributions to shareholders:
From net investment income	(0.34)		(0.33)	(0.42)	(0.45)
From net realized gains	(0.24)		—	(0.05)	—

Total distributions to shareholders	(0.58)		(0.33)	(0.47)	(0.45)

Net asset value — end of period	$10.00		$10.80	$10.66	$10.56

Total return	(1.96)%		4.41%	5.73%	7.03	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$30,450		$81,860	$52,700	$21,169
Ratio of gross expense to average net assets	0.93%		0.88%	0.86%	0.94	%(3)
Ratio of net expense to average net assets	0.75%		0.75%	0.75%	0.76	%(3)
Ratio of investment income less gross expenses to average net assets	1.13%		1.24%	1.92%	1.97	%(3)
Ratio of net investment income to average net assets	1.31%		1.37%	2.03%	2.15	%(3)
Portfolio turnover rate	19%		27%	23%	20	%(2)

The Class commenced operations on November 2, 2009.

(1)   Amount is less than $0.005

(2)   Not annualized

(3)   Annualized

See notes to financial statements.

Annual Report	93

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden GNMA Fund - Investor Class
	2013		2012		2011	2010		2009
Net asset value — beginning of period	$10.80		$10.67		$10.56	$10.30		$9.62

Income (loss) from investment activities:
Net investment income	0.05		0.17		0.26	0.28		0.34
Net realized and unrealized gains (losses)	(0.24)		0.32		0.35	0.48		0.82

Total from investment activities	(0.19)		0.49		0.61	0.76		1.16

Distributions to shareholders:
From net investment income	(0.37)		(0.36)		(0.45)	(0.50)		(0.48)
From net realized gains	(0.24)		—		(0.05)	—		—

Total distributions to shareholders	(0.61)		(0.36)		(0.50)	(0.50)		(0.48)

Net asset value — end of period	$10.00		$10.80		$10.67	$10.56		$10.30

Total return	(1.80)%		4.77%		5.99%	7.62%		12.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$371,593		$886,109		$776,547	$743,446		$617,024
Ratio of gross expense to average net assets	0.68%		0.63%		0.62%	0.69%		0.62%
Ratio of net expense to average net assets	0.50%		0.50%		0.50%	0.50%		0.50%
Ratio of investment income less gross expenses to average net assets	1.38%		1.50%		2.17%	2.24%		3.14%
Ratio of net investment income to average net assets	1.56%		1.63%		2.29%	2.43%		3.26%
Portfolio turnover rate	19%		27%		23%	20%		32%
The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund - Adviser Class
	2013		2012		2011	2010
Net asset value — beginning of period	$11.04		$10.52		$10.66	$10.30

Income (loss) from investment activities:
Net investment income	0.26	(1)	0.91		0.36	0.29
Net realized and unrealized gains (losses)	(0.31)		—		(0.13)	0.41

Total from investment activities	(0.05)		0.91		0.23	0.70

Distributions to shareholders:
From net investment income	(0.33)		(0.39)		(0.37)	(0.30)
From net realized gains	(0.01)		—		—	—
Return of capital	—		—		—	(0.04)

Total distributions to shareholders	(0.34)		(0.39)		(0.37)	(0.34)

Net asset value — end of period	$10.65		$11.04		$10.52	$10.66

Total return	(0.54)%		8.81%		2.30%	6.84	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$321		$356		$39,848	$32,610
Ratio of gross expense to average net assets	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of net expense to average net assets	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of investment income less gross expenses to average net assets	2.41%		3.00%		3.43%	3.20	%(3)
Ratio of net investment income to average net assets	2.41%		3.00%		3.43%	3.20	%(3)
Portfolio turnover rate	511	%(4)	464	%(5)	118%	119	%(2)

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Not annualized

(3) Annualized

(4) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(5) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

See notes to financial statements.

94	Payden Mutual Funds

	Payden Core Bond Fund - Investor Class
	2013		2012		2011	2010	2009
Net asset value — beginning of period	$11.06		$10.54		$10.68	$10.31	$9.12

Income (loss) from investment activities:
Net investment income	0.29	(1)	0.33		0.38	0.37	0.44
Net realized and unrealized gains (losses)	(0.32)		0.60		(0.13)	0.40	1.23

Total from investment activities	(0.03)		0.93		0.25	0.77	1.67

Distributions to shareholders:
From net investment income	(0.35)		(0.41)		(0.39)	(0.36)	(0.48)
From net realized gains	(0.01)		—		—	—	—
Return of capital	—		—		—	(0.04)	—

Total distributions to shareholders	(0.36)		(0.41)		(0.39)	(0.40)	(0.48)

Net asset value — end of period	$10.67		$11.06		$10.54	$10.68	$10.31

Total return	(0.28)%		9.06%		2.45%	7.66%	18.67%

Ratios/supplemental data:
Net assets, end of period (000s)	$587,658		$645,700		$580,774	$539,531	$509,784
Ratio of gross expense to average net assets	0.52%		0.53%		0.53%	0.59%	0.60%
Ratio of net expense to average net assets	0.52%		0.53%		0.53%	0.59%	0.60%
Ratio of investment income less gross expenses to average net assets	2.66%		3.13%		3.64%	3.52%	4.51%
Ratio of net investment income to average net assets	2.66%		3.13%		3.64%	3.52%	4.51%
Portfolio turnover rate	511	%(2)	464	%(3)	118%	119%	79%
The Fund commenced operations on January 1, 1994.

	Payden Corporate Bond Fund
	2013		2012		2011	2010	2009
Net asset value — beginning of period	$11.60		$11.33		$11.85	$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.38		0.45		0.51	0.54	0.30
Net realized and unrealized gains (losses)	(0.36)		0.75		(0.12)	0.71	1.23

Total from investment activities	0.02		1.20		0.39	1.25	1.53

Distributions to shareholders:
From net investment income	(0.37)		(0.45)		(0.51)	(0.54)	(0.29)
From net realized gains	(0.20)		(0.48)		(0.40)	(0.10)	—

Total distributions to shareholders	(0.57)		(0.93)		(0.91)	(0.64)	(0.29)

Net asset value — end of period	$11.05		$11.60		$11.33	$11.85	$11.24

Total return	0.17%		11.39%		3.71%	11.49%	15.43	%(4)

Ratios/supplemental data:
Net assets, end of period (000s)	$66,279		$43,259		$38,559	$47,385	$42,232
Ratio of gross expense to average net assets	0.82%		0.91%		0.96%	0.95%	0.95	%(5)
Ratio of net expense to average net assets	0.65%		0.65%		0.65%	0.65%	0.65	%(5)
Ratio of investment income less gross expenses to average net assets	3.29%		3.77%		4.21%	4.42%	4.44	%(5)
Ratio of net investment income to average net assets	3.46%		4.03%		4.52%	4.72%	4.74	%(5)
Portfolio turnover rate	273	%(6)	487	%(7)	87%	71%	66	%(4)

The Fund commenced operations on March 12, 2009.

(1) Based on average shares outstanding.

(2) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(3) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

(4) Not annualized

(5) Annualized

(6) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

(7) Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

See notes to financial statements.

Annual Report	95

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden High Income Fund - Adviser Class
	2013	2012	2011	2010
Net asset value — beginning of period	$7.29	$7.05	$7.32	$6.82

Income (loss) from investment activities:
Net investment income	0.46	0.46	0.49	0.44
Net realized and unrealized gains (losses)	(0.06)	0.37	(0.24)	0.53

Total from investment activities	0.40	0.83	0.25	0.97

Distributions to shareholders:
From net investment income	(0.41)	(0.48)	(0.51)	(0.47)
From net realized gains	—	(0.09)	(0.01)	—
Return of capital	—	(0.02)	—	—

Total distributions to shareholders	(0.41)	(0.59)	(0.52)	(0.47)

Proceeds from redemption fees	—	—	—	0.00	(1)

Net asset value — end of period	$7.28	$7.29	$7.05	$7.32

Total return	5.56%	12.38%	3.51%	14.77	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,884	$5,974	$4,492	$469
Ratio of gross expense to average net assets	0.91%	0.89%	0.92%	0.94	%(3)
Ratio of net expense to average net assets	0.91%	0.89%	0.92%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	5.79%	6.41%	6.93%	7.03	%(3)
Ratio of net investment income to average net assets	5.79%	6.41%	6.93%	7.03	%(3)
Portfolio turnover rate	25%	24%	38%	22	%(2)
The Class commenced operations on November 2, 2009.

	Payden High Income Fund - Investor Class
	2013	2012	2011	2010		2009
Net asset value — beginning of period	$7.29	$7.05	$7.31	$6.83		$5.86

Income (loss) from investment activities:
Net investment income	0.44	0.48	0.52	0.53		0.53
Net realized and unrealized gains (losses)	(0.03)	0.37	(0.24)	0.47		1.00

Total from investment activities	0.41	0.85	0.28	1.00		1.53

Distributions to shareholders:
From net investment income	(0.42)	(0.49)	(0.53)	(0.52)		(0.52)
From net realized gains	—	(0.09)	(0.01)	—		—
Return of capital	—	(0.03)	—	—		(0.04)

Total distributions to shareholders	(0.42)	(0.61)	(0.54)	(0.52)		(0.56)

Proceeds from redemption fees	—	—	0.00 (1)	—		0.00 (1)

Net asset value — end of period	$7.28	$7.29	$7.05	$7.31		$6.83

Total return	5.82%	12.69%	3.89%	15.32%		27.65%

Ratios/supplemental data:
Net assets, end of period (000s)	$892,360	$1,123,179	$1,024,553	$1,038,664		$675,842
Ratio of gross expense to average net assets	0.66%	0.64%	0.66%	0.70%		0.65%
Ratio of net expense to average net assets	0.66%	0.64%	0.66%	0.70%		0.65%
Ratio of investment income less gross expenses to average net assets	6.05%	6.70%	7.20%	7.69%		8.08%
Ratio of net investment income to average net assets	6.05%	6.70%	7.20%	7.69%		8.08%
Portfolio turnover rate	25%	24%	38%	22%		50%

The Fund commenced operations on December 30, 1997.

(1) Amount is less than $0.005

(2) Not annualized

(3) Annualized

See notes to financial statements.

96	Payden Mutual Funds

	Payden Tax Exempt Bond Fund
	2013	2012	2011	2010	2009
Net asset value — beginning of period	$10.69	$10.28	$10.32	$10.04	$9.54

Income (loss) from investment activities:
Net investment income	0.23	0.23	0.26	0.25	0.29
Net realized and unrealized gains (losses)	(0.31)	0.44	(0.05)	0.28	0.51

Total from investment activities	(0.08)	0.67	0.21	0.53	0.80

Distributions to shareholders:
From net investment income	(0.22)	(0.23)	(0.25)	(0.25)	(0.30)
From net realized gains	(0.29)	(0.03)	—	—	—

Total distributions to shareholders	(0.51)	(0.26)	(0.25)	(0.25)	(0.30)

Net asset value — end of period	$10.10	$10.69	$10.28	$10.32	$10.04

Total return	(0.75)%	6.56%	2.12%	5.36%	8.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$9,082	$14,085	$14,912	$25,178	$21,895
Ratio of gross expense to average net assets	1.15%	1.09%	1.02%	0.88%	0.94%
Ratio of net expense to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	1.53%	1.65%	2.03%	2.14%	2.66%
Ratio of net investment income to average net assets	2.12%	2.19%	2.50%	2.47%	3.05%
Portfolio turnover rate	39%	52%	27%	30%	24%
The Fund commenced operations on December 21, 1993.

	Payden California Municipal Income Fund
	2013	2012	2011	2010	2009
Net asset value — beginning of period	$10.63	$10.11	$10.36	$10.10	$9.58

Income (loss) from investment activities:
Net investment income	0.25	0.26	0.28	0.31	0.34
Net realized and unrealized gains (losses)	(0.24)	0.52	(0.05)	0.31	0.52

Total from investment activities	0.01	0.78	0.23	0.62	0.86

Distributions to shareholders:
From net investment income	(0.25)	(0.26)	(0.28)	(0.31)	(0.34)
From net realized gains	(0.12)	—	(0.20)	(0.05)	—

Total distributions to shareholders	(0.37)	(0.26)	(0.48)	(0.36)	(0.34)

Net asset value — end of period	$10.27	$10.63	$10.11	$10.36	$10.10

Total return	0.02%	7.73%	2.41%	6.27%	9.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,305	$49,811	$44,265	$46,580	$44,256
Ratio of gross expense to average net assets	0.66%	0.67%	0.67%	0.68%	0.68%
Ratio of net expense to average net assets	0.55%	0.56%	0.55%	0.56%	0.55%
Ratio of investment income less gross expenses to average net assets	2.26%	2.32%	2.64%	2.90%	3.26%
Ratio of net investment income to average net assets	2.37%	2.43%	2.76%	3.02%	3.39%
Portfolio turnover rate	24%	25%	30%	51%	38%

The Fund commenced operations on December 17, 1998.

See notes to financial statements.

Annual Report	97

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Global Low Duration Fund
	2013	2012	2011	2010		2009
Net asset value — beginning of period	$10.10	$9.88	$10.16	$9.89		$9.38

Income (loss) from investment activities:
Net investment income	0.14	0.21	0.19	0.25		0.34
Net realized and unrealized gains (losses)	(0.02)	0.33	(0.20)	0.25		0.51

Total from investment activities	0.12	0.54	(0.01)	0.50		0.85

Distributions to shareholders:
From net investment income	(0.13)	(0.32)	(0.27)	(0.23)		—
Return of capital	(0.01)	—	—	(0.00	)(1)	(0.34)

Total distributions to shareholders	(0.14)	(0.32)	(0.27)	(0.23)		(0.34)

Net asset value — end of period	$10.08	$10.10	$9.88	$10.16		$9.89

Total return	1.19%	5.59%	(0.10)%	5.09%		9.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$113,046	$70,544	$73,021	$69,331		$59,915
Ratio of gross expense to average net assets	0.71%	0.76%	0.70%	0.81%		0.82%
Ratio of net expense to average net assets	0.60%	0.71%	0.70%	0.74%		0.71%
Ratio of investment income less gross expenses to average net assets	1.29%	2.00%	2.04%	2.42%		3.45%
Ratio of net investment income to average net assets	1.41%	2.05%	2.04%	2.49%		3.56%
Portfolio turnover rate	84%	79%	142%	68%		97%
The Fund commenced operations on September 18, 1996.
	Payden Global Fixed Income Fund
	2013	2012	2011	2010		2009
Net asset value — beginning of period	$8.70	$8.71	$9.02	$8.78		$8.21

Income (loss) from investment activities:
Net investment income	0.25	0.45	0.36	0.32		0.28
Net realized and unrealized gains (losses)	(0.19)	0.25	(0.30)	0.34		0.70

Total from investment activities	0.06	0.70	0.06	0.66		0.98

Distributions to shareholders:
From net investment income	(0.08)	(0.71)	(0.37)	(0.42)		(0.35)
From net realized gains	—	—	—	—		(0.06)
Return of capital	(0.15)	—	—	—		—

Total distributions to shareholders	(0.23)	(0.71)	(0.37)	(0.42)		(0.41)

Net asset value — end of period	$8.53	$8.70	$8.71	$9.02		$8.78

Total return	0.69%	8.54%	0.71%	7.66%		12.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,921	$48,221	$66,592	$76,436		$102,003
Ratio of gross expense to average net assets	0.94%	0.92%	0.84%	0.86%		0.78%
Ratio of net expense to average net assets	0.71%	0.72%	0.70%	0.73%		0.70%
Ratio of investment income less gross expenses to average net assets	2.57%	3.45%	3.91%	3.42%		3.20%
Ratio of net investment income to average net assets	2.81%	3.65%	4.05%	3.55%		3.28%
Portfolio turnover rate	75%	100%	82%	136%		162%

The Fund commenced operations on September 1, 1992.

(1) Amount is less than $0.005

See notes to financial statements.

98	Payden Mutual Funds

	Payden Emerging Markets Bond Fund -Adviser Class
	2013	2012	2011	2010
Net asset value — beginning of period	$15.45	$14.45	$14.87	$13.24

Income (loss) from investment activities:
Net investment income	0.76	0.78	0.78	0.68
Net realized and unrealized gains (losses)	(1.27)	1.33	(0.39)	1.63

Total from investment activities	(0.51)	2.11	0.39	2.31

Distributions to shareholders:
From net investment income	(0.79)	(0.82)	(0.80)	(0.68)
From net realized gains	(0.25)	(0.29)	(0.01)	—

Total distributions to shareholders	(1.04)	(1.11)	(0.81)	(0.68)

Net asset value — end of period	$13.90	$15.45	$14.45	$14.87

Total return	(3.54)%	15.49%	2.77%	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$20,133	$27,784	$27,159	$10,534
Ratio of gross expense to average net assets	1.01%	1.02%	1.09%	1.17	%(2)
Ratio of net expense to average net assets	1.01%	1.02%	1.09%	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.14%	5.33%	5.80%	5.27	%(2)
Ratio of net investment income to average net assets	5.14%	5.33%	5.80%	5.28	%(2)
Portfolio turnover rate	95%	74%	85%	49	%(1)
The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund - Investor Class
	2013	2012	2011	2010		2009
Net asset value — beginning of period	$15.42	$14.42	$14.85	$13.24		$9.91

Income (loss) from investment activities:
Net investment income	0.79	0.82	0.86	0.81		0.70
Net realized and unrealized gains (losses)	(1.26)	1.33	(0.45)	1.56		3.29

Total from investment activities	(0.47)	2.15	0.41	2.37		3.99

Distributions to shareholders:
From net investment income	(0.82)	(0.86)	(0.83)	(0.76)		(0.66)
From net realized gains	(0.25)	(0.29)	(0.01)	—		—

Return of capital	—	—	—	—		—

Total distributions to shareholders	(1.07)	(1.15)	(0.84)	(0.76)		(0.66)

Proceeds from redemption fees	—	—	0.00 (3)	0.00	(3)	0.00 (3)

Net asset value — end of period	$13.88	$15.42	$14.42	$14.85		$13.24

Total return	(3.25)%	15.80%	2.95%	18.44%		41.17%

Ratios/supplemental data:
Net assets, end of period (000s)	$463,873	$575,777	$620,106	$432,682		$241,499
Ratio of gross expense to average net assets	0.76%	0.78%	0.85%	0.92%		0.83%
Ratio of net expense to average net assets	0.76%	0.78%	0.85%	0.87%		0.83%
Ratio of investment income less gross expenses to average net assets	5.39%	5.62%	6.07%	5.91%		6.62%
Ratio of net investment income to average net assets	5.39%	5.62%	6.07%	5.96%		6.62%
Portfolio turnover rate	95%	74%	85%	49%		103%

The Fund commenced operations on December 17, 1998.

(1) Not annualized

(2) Annualized

(3) Amount is less than $0.005

See notes to financial statements.

Annual Report	99

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund - Institutional Class
	2013	2012
Net asset value — beginning of period	$15.42	$14.47

Income from investment activities:
Net investment income	0.81	0.44
Net realized and unrealized gains	(1.27)	0.99

Total from investment activities	(0.46)	1.43

Distributions to shareholders:
From net investment income	(0.84)	(0.48)
From net realized gains	(0.25)	—

Total distributions to shareholders	(1.09)	(0.48)

Net asset value — end of period	$13.87	$15.42

Total return	(3.23)%	10.04	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$399,432	$449,295
Ratio of gross expense to average net assets	0.76%	0.76	%(2)
Ratio of net expense to average net assets	0.69%	0.69	%(2)
Ratio of investment income less gross expenses to average net assets	5.40%	5.30	%(2)
Ratio of net investment income to average net assets	5.47%	5.37	%(2)
Portfolio turnover rate	95%	74%
The Class commenced operations on April 9, 2012.

	Payden Emerging Markets Local Bond Fund - Adviser Class
	2013	2012
Net asset value — beginning of period	$10.24	$10.00

Income from investment activities:
Net investment income	0.30	0.56
Net realized and unrealized gains	(0.74)	0.14

Total from investment activities	(0.44)	0.70

Distributions to shareholders:
From net investment income	(0.31)	(0.37)
Return of capital	(0.17)	(0.09)

Total distributions to shareholders	(0.48)	(0.46)

Net asset value — end of period	$9.32	$10.24

Total return	(4.45)%	7.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$530	$21
Ratio of gross expense to average net assets	1.16%	1.35%
Ratio of net expense to average net assets	1.16%	1.24%
Ratio of investment income less gross expenses to average net assets	5.07%	4.71%
Ratio of net investment income to average net assets	5.07%	4.82%
Portfolio turnover rate	114%	91%
The Fund commenced operations November 2, 2011.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

100	Payden Mutual Funds

	Payden Emerging Markets Local Bond Fund - Investor Class
	2013	2012
Net asset value — beginning of period	$10.24	$10.00

Income from investment activities:
Net investment income	0.52	0.49
Net realized and unrealized gains	(0.92)	0.24

Total from investment activities	(0.40)	0.73

Distributions to shareholders:
From net investment income	(0.32)	(0.40)
Return of capital	(0.19)	(0.09)

Total distributions to shareholders	(0.51)	(0.49)

Net asset value — end of period	$9.33	$10.24

Total return	(4.12)%	7.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$248,377	$118,921
Ratio of gross expense to average net assets	0.91%	1.07%
Ratio of net expense to average net assets	0.91%	0.99%
Ratio of investment income less gross expenses to average net assets	5.27%	5.14%
Ratio of net investment income to average net assets	5.27%	5.22%
Portfolio turnover rate	114%	91%
The Fund commenced operations on November 2, 2011.

	Payden Equity Income Fund - Adviser Class
	2013	2012
Net asset value — beginning of period	$11.12	$10.13

Income from investment activities:
Net investment income	0.45	0.43
Net realized and unrealized gains	1.54	1.02

Total from investment activities	1.99	1.45

Distributions to shareholders:
From net investment income	(0.47)	(0.46)

Net asset value — end of period	$12.64	$11.12

Total return	18.20%	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,274	$3,468
Ratio of gross expense to average net assets	1.13%	1.18	%(2)
Ratio of net expense to average net assets	1.05%	1.06	%(2)
Ratio of investment income less gross expenses to average net assets	3.68%	4.32	%(2)
Ratio of net investment income to average net assets	3.76%	4.44	%(2)
Portfolio turnover rate	86%	182%
The Class commenced operations on December 1, 2011.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

Annual Report	101

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Equity Income Fund - Investor Class
	2013	2012	2011	2010	2009
Net asset value — beginning of period	$11.12	$10.11	$8.91	$8.17	$7.85

Income from investment activities:
Net investment income	0.48	0.48	0.38	0.14	0.17
Net realized and unrealized gains	1.54	1.05	1.25	0.74	0.35

Total from investment activities	2.02	1.53	1.63	0.88	0.52

Distributions to shareholders:
From net investment income	(0.50)	(0.52)	(0.43)	(0.14)	(0.20)

Proceeds from redemption fees	—	—	—	—	0.00 (1)

Net asset value — end of period	$12.64	$11.12	$10.11	$8.91	$8.17

Total return	18.51%	15.40%	18.46%	10.89%	7.00%

Ratios/supplemental data:
Net assets, end of period (000s)	$211,644	$168,572	$63,832	$27,035	$28,363
Ratio of gross expense to average net assets	0.87%	0.93%	0.95%	1.03%	1.04%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.85%	0.80%
Ratio of investment income less gross expenses to average net assets	3.91%	4.48%	4.03%	1.32%	1.93%
Ratio of net investment income to average net assets	3.99%	4.61%	4.18%	1.50%	2.17%
Portfolio turnover rate	86%	182%	167%	72%	60%

The Fund commenced operations on November 1, 1996.

(1)	Amount is less than $0.005

See notes to financial statements.

102	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, and Payden Equity Income Fund (formerly Payden Value Leaders Fund), fifteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2013, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 26, 2013

Annual Report	103

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2013. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2013	Value October 31, 2013	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.08%	$0.40
Limited Maturity	1,000.00	1,019.70	0.07%	0.35%	1.77
Low Duration	1,000.00	995.60	(0.44)%	0.50%	2.52
U.S. Government Adviser Class	1,000.00	985.40	(1.46)%	0.67%	3.35
U.S. Government Investor Class	1,000.00	987.50	(1.25)%	0.42%	2.10
GNMA Adviser Class	1,000.00	974.40	(2.56)%	0.75%	3.73
GNMA Investor Class	1,000.00	974.70	(2.53)%	0.50%	2.49
Core Bond Adviser Class	1,000.00	974.30	(2.57)%	0.56%	2.79
Core Bond Investor Class	1,000.00	975.50	(2.45)%	0.52%	2.59
Corporate Bond	1,000.00	973.70	(2.63)%	0.66%	3.28
High Income Adviser Class.	1,000.00	997.10	(0.29)%	0.93%	4.68
High Income Investor Class	1,000.00	998.40	(0.16)%	0.69%	3.48
Tax Exempt Bond	1,000.00	977.70	(2.23)%	0.57%	2.84
California Municipal Income	1,000.00	987.00	(1.30)%	0.56%	2.80
Global Low Duration	1,000.00	997.10	(0.29)%	0.56%	2.82
Global Fixed Income	1,000.00	970.90	(2.91)%	0.70%	3.48
Emerging Markets Bond Adviser Class	1,000.00	926.80	(7.32)%	1.04%	5.05
Emerging Markets Bond Investor Class	1,000.00	928.40	(7.16)%	0.80%	3.89
Emerging Markets Bond Institutional Class	1,000.00	928.40	(7.16)%	0.69%	3.35
Emerging Markets Local Bond Adviser Class	1,000.00	888.50	(11.15)%	1.13%	5.38
Emerging Markets Local Bond Investor Class	1,000.00	890.60	(10.94)%	0.88%	4.19
Value Leaders Adviser Class	1,000.00	1,017.60	1.76%	1.07%	5.44
Value Leaders Investor Class	1,000.00	1,019.70	1.97%	0.83%	4.23

104	Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2013 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2013	Value October 31, 2013	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.80	2.48%	0.08%	$0.41
Limited Maturity	1,000.00	1,023.44	2.34%	0.35%	1.79
Low Duration	1,000.00	1,022.68	2.27%	0.50%	2.55
U.S. Government Adviser Class	1,000.00	1,021.83	2.18%	0.67%	3.41
U.S. Government Investor Class	1,000.00	1,023.09	2.31%	0.42%	2.14
GNMA Adviser Class	1,000.00	1,021.42	2.14%	0.75%	3.82
GNMA Investor Class	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,022.38	2.24%	0.56%	2.85
Core Bond Investor Class	1,000.00	1,022.58	2.26%	0.52%	2.65
Corporate Bond	1,000.00	1,021.88	2.19%	0.66%	3.36
High Income Adviser Class	1,000.00	1,020.52	2.05%	0.93%	4.74
High Income Investor Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Tax Exempt Bond	1,000.00	1,022.33	2.23%	0.57%	2.91
California Municipal Income	1,000.00	1,022.38	2.24%	0.56%	2.85
Global Low Duration	1,000.00	1,022.38	2.24%	0.56%	2.85
Global Fixed Income	1,000.00	1,021.68	2.17%	0.70%	3.57
Emerging Markets Bond Adviser Class	1,000.00	1,019.96	2.00%	1.04%	5.30
Emerging Markets Bond Investor Class	1,000.00	1,021.17	2.12%	0.80%	4.08
Emerging Markets Bond Institutional Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond Adviser Class	1,000.00	1,019.51	1.95%	1.13%	5.75
Emerging Markets Local Bond Investor Class	1,000.00	1,020.77	2.08%	0.88%	4.48
Value Leaders Adviser Class	1,000.00	1,019.81	1.98%	1.07%	5.45
Value Leaders Investor Class	1,000.00	1,021.02	2.10%	0.83%	4.23

Annual Report	105

Approval of Investment Advisory Agreement

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the fifteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s ten Trustees are deemed to be Independent Trustees for this purpose.

On June 18, 2013, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to each Paydenfund1 for an additional year through June 30, 2014. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

Earlier, on March 19, 2013, the Committee and the Board unanimously approved the Agreement between the Adviser and the P&R Trust with respect to each of the Payden Floating Rate Fund and the Payden Emerging Markets Corporate Bond Fund for an initial two-year period. These two funds began operations on November 11, 2013. In considering the approval, the Board and Committee considered the same factors discussed below with respect to the renewal of the Agreement for the Paydenfunds, i.e., nature, extent and quality of services to be provided, advisory fee comparisons, total expense comparisons, cost and profitability, including economies of scale, and finally other benefits.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the Paydenfunds listed above, the Board followed its previously established process. As part of that process, the Board has delegated the initial responsibility for this process and related tasks to its Audit Committee. These tasks include working with the Adviser and Paul Hastings to (1) develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) evaluate the information provided in response to these guidelines and requests.

As a part of its previously established process, the P&R Trust retained Lipper, Inc. (“Lipper”) to provide prepare a report on each Paydenfund to assist the Committee and the Board in its deliberations. Lipper is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

[1] The Paydenfunds are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Tax Exempt Bond, Payden California Municipal Income, Payden Global Short Bond, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds.

106	Payden Mutual Funds

Lipper produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates2. Lipper also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Lipper, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Lipper summarized the methodologies it employed to provide the data contained in its reports. In addition, Lipper represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Lipper also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 18, 2013, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Lipper as described above, this information included, but was not limited to, the following:

(1) the nature, extent and quality of services provided or to be provided by the Adviser to the Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Paydenfund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a fund-by-fund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 18, 2013, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for all of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems.

[2] No performance or other portfolio data were provided with respect to the Payden Floating Rate Fund or Payden Emerging Markets Corporate Bond Fund because they did open commence operations until November 11, 2013

Annual Report	107

Approval of Investment Advisory Agreement continued

The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the fifteen Paydenfunds have been satisfactory. In particular, they discussed the consistently good performance over all time periods for the Payden Cash Reserves Money Market, Payden Low Duration, Payden GNMA, Payden Emerging Markets Bond and Payden Emerging Markets Local Bond Funds. Similarly, they noted that the Payden Limited Maturity, Payden U.S. Government, Payden Global Fixed Income and Payden Equity Income (formerly Payden Value Leaders) Funds had consistently good performance over most of the time periods and that in each case any drop-off in performance in one period had been temporary: Finally, specific attention was paid to each of the following four Funds, the Payden High Income, Payden Tax Exempt Bond, Payden California Municipal Income and Payden Global Low Duration Funds, where the performance comparison did not appear as strong. In each case, the Adviser discussed with the Board and the Committee the specific circumstances that might have affected the particular Fund’s performance. Following the discussion of the performance of the Funds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and separately managed institutional accounts. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

108	Payden Mutual Funds

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Lipper. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2013.

Cash Reserves Money Market Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 1st quintile of the group of comparable funds selected by Lipper for expense comparison purposes (“Expense Group”). The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 1st quintile of its Performance Group in the one-, three- and 10-year periods and the 2nd quintile for the 10-year period.

Limited Maturity Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.35%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 2nd quintile of its Performance Group for the 1-year period, the 3rd quintile for the 3- and 5-year periods and the 5th quintile for the 10-year period.

Low Duration Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.50%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 2nd quintile of the Performance Group for the one- and 3-year periods and the 3rd quintile for the 5- and 1-year periods.

U.S. Government Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

Annual Report	109

Approval of Investment Advisory Agreement continued

• Performance:  The Fund was in the 1st quintile of the Performance Group for the 1-year period, the 3rd quintile for the 3- and 10-year periods and the 4th quintile for the 5-year period.

GNMA Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 1st quintile of the Expense Group.

• Performance:  The Fund was in the 1st quintile of the Performance Group for the one-year period and the three-, five- and ten-year periods.

Core Bond Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance:  The Fund was in the 1st quintile of the Performance Group for the 1-year period and the 3rd quintile for the 3-, 5- and 10-year periods.

Corporate Bond Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 2nd quintile of the Performance Group for the 1- and 3-year periods. It began operations on March 12, 2009.

High Income Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 1st quintile of the Expense Group.

• Performance:  The Fund was in the 4th quintile of the Performance Group for the 1-year period, the 3rd quintile for the 3-year period and the 5th quintile for the 5- and 10-year periods. During the annual renewal process, the Adviser noted:

• By design, the Fund has a higher quality orientation than most high yield funds due to its BB/B-rated focus.

• The Fund’s investor base is aware of the Fund’s style and would select the Fund on this basis as an alternative, or a complement, to other, more aggressive high yield funds.

Tax Exempt Bond Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 4th quintile of the Performance Group for the 1-year period, as well as for the 3-, 5- and 10-year periods. During the annual renewal process, the Adviser noted the following:

110	Payden Mutual Funds

• The Fund is managed with a shorter duration, total return orientation than other comparable funds. The Adviser uses an intermediate style, whereas other comparable funds tend to hold a higher allocation to 30-year bonds for the extra yield.

• Interest rates have trended secularly lower over the past ten years which has benefited longer duration funds.

• The Adviser focuses on higher quality state general obligation bonds and essential services bonds leading to a standard deviation of annual returns that is lower than the peer average.

California Municipal Income Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 4th quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 4th quintile of the Performance Group for the 1- and 3-year periods and the 3rd quintile for the 5- and 10-year periods. The points made by the Adviser for the Tax Exempt Bond Fund apply to this Fund, as well:

• The Adviser manages the Fund with a shorter duration, total return orientation than other comparable funds. The Adviser uses an intermediate style whereas other comparable funds tend to hold a higher allocation to 30-year bonds for the extra yield.

• Interest rates have trended secularly lower over the past ten years which has benefited longer duration funds.

• The Adviser focuses on higher quality state general obligation bonds and essential services bonds leading to a standard deviation of annual returns that is lower than the peer average.

Global Low Duration Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 4th quintile of the Performance Group for the 1-year period and the 5-quintile for the 3-, 5- and 10-year periods. During the annual renewal process, the Adviser noted the following:

• Lipper does not offer a specialty classification for “short” global bond funds. As a result, the Fund is placed in the general fund category which is dominated by longer duration funds.

• In a falling interest rate environment, the short duration nature of the Fund results in a lagging return comparison.

• Compared to a short investment grade universe, the Fund’s performance is competitive and meeting the Advisor’s expectations.

Global Fixed Income Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance:  The Fund was in the 1st quintile of the Performance Group for the 1-year period, the 3rd quintile for the 3- and 5-year periods and the 5th quintile for the 10-year period.

Emerging Markets Bond Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 1st quintile of the Expense Group.

Annual Report	111

Approval of Investment Advisory Agreement continued

• Performance:  The Fund was in the 1st quintile of the Performance Group for the 1- and 5-year periods, the 2nd quintile for the 3-year period and the 3rd quintile for the 10-year period.

Emerging Markets Local Bond Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.99%. This agreement has a one-year term ending February 28, 2014. It may or may not be renewed.

• Performance:  The Fund was in the 2nd quintile of the Performance Group for the 1-year period. It began operations on November 2, 2011.

Equity Income Fund

• Adviser Fee:  The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses:  The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance:  The Fund was in the 1st quintile of the Performance Group for the 1- and 3-year periods, the 4th quintile for the 5-year period and the 5th quintile for the 10-year period.

112	Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California	Director, First American Financial Corp.; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Director, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report	113

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114

IMPORTANT INFORMATION:  The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. there is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the fund’s forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Low Duration Fund (PYSBX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund (PYACX)
Payden High Income Fund — Investor Class (PYHRX)
Payden High Income Fund — Adviser Class (PYHWX)

» TAX EXEMPT BOND FUNDS

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Bond Fund — Institutional Class (PYEIX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX)

» EQUITY FUND

Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — Adviser Class (PYVAX)

PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ANNUAL REPORT

OCTOBER 31, 2013

PAYDEN/KRAVITZ
CASH BALANCE PLAN FUND

Contents

—	President’s Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

7	Statement of Assets & Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Notes to Financial Statements

18	Financial Highlights

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory Agreement

24	Trustees & Officers

Annual Report

THIS PAGE INTENTIONALLY LEFT BLANK

President’s Letter

Dear Shareholders,

Often our greatest worries turn out to be the least of our concerns.

So it seems to go each year in the financial markets.

•  At the end of 2010, investors worried that the Federal Reserve Board’s asset purchase program would cause inflation. Looking back now, inflation has been the least of our problems.

•  In 2011 and early 2012, many analysts warned of the “end of the euro.” Today, the euro still exists, has strengthened relative to other major currencies and prospects for a return to economic growth in the euro area have materialized in recent months.

•  Heading into 2013, the “fiscal cliff” in the United States garnered all the attention. Commentators warned that this federal fiscal nightmare would send the U.S. economy into a new recession. But — and by now you’ve guessed it — that did not turn out to be the real story for the year. In fact, not only did the U.S. economy avoid a recession, economic growth picked up somewhat over the course of the year and the market became convinced that the Federal Reserve Board would “taper” the pace of its asset purchases. This spooked bond investors and sent interest rates higher around the globe.

What is the concern for 2014? As I write this letter, the timing of “tapering” still takes top billing. But, the lessons learned at Payden & Rygel from 30 years with global financial markets suggest to us that, while today’s focus may be on reduced Federal Reserve Board asset purchases, the real story lies elsewhere. We find it difficult to believe that a central bank’s reduction in monthly asset purchases by $10 or $20 billion is enough to derail a $15 trillion economy.

For our part, we expect 2014 to bring better economic growth, low inflation and unemployment levels above the historic norm. The Federal Reserve Board is likely to continue its commitment to near zero overnight interest rates until the unemployment rate in the United States falls closer to 5.5%. In this environment, without a recession, yields on U.S. Treasury securities may rise, but corporate credit – both investment grade and high yield – should fare well. Similarly, U.S. equities, while not repeating 2013’s stellar performance, should continue to rise.

In the meantime, we will wait to see what surprises 2014 brings and focus on what we can control – our relentless focus on diversification, liquidity and attentiveness to each client’s individual needs.

Our very best wishes,

Joan A. Payden

President & CEO

Management Discussion & Analysis

The fiscal year ended October 31, 2013 was marked by central banks reaffirming their commitment to accommodative monetary policy as economic growth underwhelmed market expectations. The Federal Reserve Board, European Central Bank, Bank of Japan and Bank of England all extended or left unchanged monetary accommodation consisting of low interest rates and significant asset purchases, as inflation remained subdued. However, interest rate volatility increased as the Federal Reserve Board indicated that it might taper its asset purchases during the latter half of 2013. Reaction to this discussion was severe as emerging market investments were re-priced and longer term U.S. Treasury rates rose over 1.0%. Tapering was put on hold as underlying economic data did not support a removal of accommodative policies. The Federal Reserve Board reiterated its commitment to purchase agency mortgage-backed securities and U.S. Treasury securities, contingent upon a lack of inflation and improvement in the labor market.

For the fiscal year ended October 31, 2013, the Payden/Kravitz Cash Balance Plan Fund Institutional Class (PKBIX) returned -1.44%, the Adviser Class (PKCBX) returned -1.66% and the Retirement Class (PKCRX) returned -1.92%, while the Fund’s benchmark, the 30-Year US Treasury Bond Yield from the previous December, returned 2.89%.

Holdings in emerging markets debt and investment grade corporates were primary detractors to returns as rate-sensitive asset classes were negatively impacted by the May/June rise in U.S. Treasury yields. Foreign exchange positioning also negatively impacted performance during the year. Helping to limit losses were interest rates futures and holdings in high yield and non-agency mortgage-backed securities, which posted positive returns for the fiscal year. The Fund’s Adviser expects periodic bouts of volatility to persist over the medium-term as the pathway forward remains uncertain given unprecedented global central bank intervention. A primary Fund focus will be credit markets where strong fundamentals and healthy income provide reasonable value in the current environment.

1	Payden Mutual Funds

Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.
Portfolio Composition - percent of value
Corporate	54%
Mortgage Backed	19%
Cash equivalent	11%
Asset Backed	9%
U.S. Treasury	5%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2013

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
1,580,000	Apidos CDO 144A, 3.74%, 4/15/25 (a)	$ 1,499
1,750,000	ARES XXVI CLO Ltd. 144A, 3.99%, 4/15/25 (a)	1,692
1,750,000	Babson CLO Ltd./Cayman Islands 144A, 3.74%, 4/20/25 (a)	1,665
1,750,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. 144A, 4.00%, 4/18/25 (a)	1,693
1,750,000	Cent CLO LP 144A, 3.70%, 7/23/25 (a)	1,618
744,161	Chesapeake Funding LLC 144A, 0.92%, 11/07/23 (a)	746
1,750,000	Dryden XXII Senior Loan Fund 144A, 3.48%, 8/15/25 (a)	1,626
420,908	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2, 0.42%, 12/25/35	356
487,549	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (a)	538
180,146	Long Beach Mortgage Loan Trust, 5.74%, 8/25/33	160
830,000	Madison Park Funding I Ltd. 144A, 4.61%, 8/15/22 (a)	831
400,000	Mercedes-Benz Auto Receivables Trust, 1.22%, 12/15/17	402
925,000	Octagon Investment Partners XIV Ltd. 144A, 4.24%, 1/15/24 (a)	910
148,344	Residential Asset Securities Corp. Trust, 4.71%, 11/25/33	144
439,920	Soundview Home Equity Loan Trust, 0.25%, 6/25/37	330
500,000	Symphony CLO Ltd. 144A, 3.73%, 10/15/25 (a)	474
120,127	Terwin Mortgage Trust 144A, 0.93%, 1/25/35 (a)	120
875,000	Tyron Park CLO Ltd. 144A, 3.77%, 7/15/25 (a)	831

Total Asset Backed (Cost - $15,960)		15,635

Bank Loans (8%)
470,000	Activision Blizzard Inc. Term Loan B 1L, 3.25%, 10/11/20	472

Principal or Shares	Security Description	Value (000)

460,000	Alliance Healthcare Services Inc. Term Loan B 1L, 4.25%, 6/03/19	$ 457
469,413	Biomet Inc. Term Loan B 1L, 3.75%, 7/15/17	473
957,600	Charter Communications Operating LLC Term Loan E 1L, 3.00%, 7/01/20	950
937,650	Cricket Communications Inc. Leap Term Loan C 1L, 4.75%, 3/08/20	944
955,202	Crown Castle Operating Co. Term Loan B 1L, 3.25%, 1/31/19	956
470,000	Dell Inc. Term Loan B IL, 4.50%, 4/29/20	468
1,000,000	Energy Transfer Equity LP, 3.75%, 3/26/17	1,003
1,000,000	FMG Resource (August 2006) Pty. Ltd. Term Loan B 1L, 5.25%, 10/18/17	1,004
500,000	Goodyear Tire & Rubber Co., 4.75%, 4/30/19	506
675,000	HCA Inc. Term Loan B4 1L, 3.02%, 5/01/18	677
470,000	Hilton Worldwide Finance LLC Term Loan B2, 4.00%, 10/25/20	473
937,650	HJ Heinz Co. Term Loan B2 1L, 3.50%, 6/05/20	946
460,000	Hudson’s Bay Co. Term Loan B 1L, 4.75%, 11/05/20	467
965,150	Sun Products Corp. Term Loan B 1L, 5.50%, 3/18/20	929
962,725	Valeant Pharmaceuticals Inc. Term Loan B 1L, 4.50%, 8/05/20	977

Total Bank Loans (Cost - $11,629)		11,702

Corporate Bond (54%)
910,000	AbbVie Inc., 2.00%, 11/06/18	908
760,000	ABN AMRO Bank NV 144A, 1.04%, 10/28/16 (a)	761
10,200,000	AHML Finance Ltd. 144A, 7.75%, 2/13/18 RUB (a)(b)	313
890,000	Ally Financial Inc., 2.93%, 7/18/16 (c)	903
1,300,000	Altria Group Inc., 4.00%, 1/31/24 (c)	1,308
640,000	Amazon.com Inc., 1.20%, 11/29/17	629
810,000	America Movil SAB de CV, 1.26%, 9/12/16	818

Annual Report	2

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

390,000	American Honda Finance Corp. 144A, 0.61%, 5/26/16 (a)(c)	$ 391
565,000	American Honda Finance Corp., 0.74%, 10/07/16	568
375,000	American Honda Finance Corp., 2.13%, 10/10/18 (c)	378
150,000	Amsted Industries Inc. 144A, 8.13%, 3/15/18 (a)	160
600,000	Anglo American Capital PLC 144A, 2.63%, 9/27/17 (a)	602
1,450,000	Apple Inc., 0.49%, 5/03/18 (c)	1,447
670,000	AT&T Inc., 0.62%, 2/12/16	669
450,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc., 4.88%, 11/15/17 (c)	471
470,000	Baidu Inc., 3.25%, 8/06/18	481
510,000	Banco Bradesco SA/Cayman Islands 144A, 2.34%, 5/16/14 (a)	513
450,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	456
640,000	Banco del Estado de Chile 144A, 2.00%, 11/09/17 (a)	630
890,000	Banco do Brasil SA/Cayman, 3.88%, 10/10/22	812
340,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	341
820,000	Bank of America Corp., 1.28%, 1/15/19	826
610,000	Bank of America Corp., 8.00%, 7/29/49	679
695,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (a)	715
420,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 0.87%, 9/09/16 (a)(c)	422
760,000	Banque Federative du Credit Mutuel SA 144A, 1.09%, 10/28/16 (a)	762
90,000	Barrick Gold Corp., 2.90%, 5/30/16 (c)	92
280,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	281
880,000	BP Capital Markets PLC, 0.88%, 9/26/18	882
276,000	Bumble Bee Acquisition Corp. 144A, 9.00%, 12/15/17 (a)(c)	304
630,000	Calpine Corp. 144A, 5.88%, 1/15/24	632
395,000	Cardinal Health Inc., 1.70%, 3/15/18	388
420,000	Caterpillar Financial Services Corp., 1.25%, 11/06/17 (c)	415
375,000	CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	372
700,000	Celulosa Arauco y Constitucion SA, 5.00%, 1/21/21	709
300,000	Central Garden and Pet Co., 8.25%, 3/01/18 (c)	304
450,000	CHC Helicopter SA, 9.25%, 10/15/20	488
505,000	Chubb Corp., 6.38%, 3/29/67	553
150,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (c)	160
780,000	Citigroup Inc., 5.35%, 4/29/49	705
770,000	CNH Capital LLC 144A, 3.25%, 2/01/17 (a)	780
1,900,000	Coca-Cola Co., 3.20%, 11/01/23	1,894
520,000	Coinstar Inc. 144A, 6.00%, 3/15/19 (a)	509
1,060,000	ConAgra Foods Inc., 2.10%, 3/15/18	1,061
300,000	CONSOL Energy Inc., 8.00%, 4/01/17	319
870,000	Cosan Luxembourg SA 144A, 9.50%, 3/14/18 BRL (a)(b)	349
470,000	Credit Agricole SA 144A, 1.10%, 10/03/16 (a)	471
293,000	CVS Caremark Corp., 5.75%, 6/01/17	336
900,000	Daimler Finance North America LLC 144A, 1.10%, 8/01/18 (a)(c)	906

Principal or Shares	Security Description	Value (000)

620,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	$ 792
550,000	Dollar General Corp., 4.13%, 7/15/17 (c)	588
260,000	E*TRADE Financial Corp., 6.00%, 11/15/17	277
260,000	Eaton Corp. 144A, 1.50%, 11/02/17 (a)	258
320,000	Ecolab Inc., 1.45%, 12/08/17	316
620,000	Ecopetrol SA, 7.63%, 7/23/19 (c)	750
165,000	Eldorado Gold Corp. 144A, 6.13%, 12/15/20 (a)	165
750,000	EMC Corp./MA, 1.88%, 6/01/18	754
260,000	ERAC USA Finance LLC 144A, 2.80%, 11/01/18 (a)	264
315,000	Exelon Corp., 4.90%, 6/15/15	334
810,000	Far Eastern Shipping Co. 144A, 8.00%, 5/02/18 (a)	735
870,000	Fifth Third Bancorp, 5.10%, 12/29/49 (c)	785
660,000	Ford Motor Credit Co. LLC, 1.49%, 5/09/16	669
530,000	Freeport-McMoRan Copper & Gold Inc., 2.15%, 3/01/17	533
830,000	Gazprom OAO Via Gaz Capital SA 144A, 3.85%, 2/06/20 (a)	813
1,880,000	General Electric Capital Corp., 6.38%, 11/15/67	2,047
680,000	General Motors Co. 144A, 3.50%, 10/02/18 (a)	697
900,000	Glencore Funding LLC 144A, 1.60%, 1/15/19 (a)	874
470,000	Goldcorp Inc., 2.13%, 3/15/18	462
870,000	Golden Eagle Retail Group Ltd. 144A, 4.63%, 5/21/23 (a)	781
780,000	Harley-Davidson Financial Services Inc. 144A, 2.70%, 3/15/17 (a)	807
800,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	904
970,000	Howard Hughes Medical Institute, 3.50%, 9/01/23 (c)	975
380,000	HSBC USA Inc., 1.13%, 9/24/18	381
640,000	Hutchison Whampoa International 12 II Ltd. 144A, 2.00%, 11/08/17 (a)	638
540,000	Hyundai Capital America 144A, 2.13%, 10/02/17 (a)	543
260,000	Imperial Tobacco Finance PLC 144A, 2.05%, 2/11/18 (a)	257
360,000	ING U.S. Inc., 5.65%, 5/15/53	344
665,000	Ingredion Inc., 3.20%, 11/01/15	691
725,000	International Lease Finance Corp., 2.20%, 6/15/16 (c)	732
1,140,000	JPMorgan Chase & Co., 7.90%, 4/29/49	1,258
600,000	Korea Finance Corp., 2.88%, 8/22/18	610
660,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 2.88%, 10/02/18 (a)	665
435,000	Kroger Co., 3.90%, 10/01/15	459
430,000	Lukoil International Finance BV 144A, 3.42%, 4/24/18 (a)	434
890,000	Maestro Peru SA 144A, 6.75%, 9/26/19 (a)(c)	852
780,000	Marsh & McLennan Companies Inc., 2.55%, 10/15/18	793
620,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	679
330,000	Medtronic Inc., 1.38%, 4/01/18	325
350,000	Merck & Co. Inc., 0.60%, 5/18/18	351
560,000	MetroPCS Wireless Inc. 144A, 6.25%, 4/01/21 (a)	588
350,000	Murphy Oil Corp., 2.50%, 12/01/17	353

3	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

925,000	National Australia Bank Ltd. 144A,
	2.00%, 6/20/17 (a)	$ 949
440,000	NBCUniversal Enterprise Inc. 144A,
	0.93%, 4/15/18 (a)	443
540,000	NCL Corp. Ltd. 144A, 5.00%, 2/15/18 (a)	547
1,230,000	NIKE Inc., 2.25%, 5/01/23 (c)	1,140
930,000	Nissan Motor Acceptance Corp. 144A,
	0.95%, 9/26/16 (a)	932
755,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (a)	755
460,000	OGX Petroleo e Gas Participacoes SA 144A,
	8.50%, 6/01/18 (a)(d)	46
815,000	Oracle Corp., 0.82%, 1/15/19	819
420,000	Packaging Dynamics Corp. 144A,
	8.75%, 2/01/16 (a)	435
410,000	Petrobras Global Finance BV, 2.38%, 1/15/19	400
955,000	Petroleos Mexicanos, 2.27%, 7/18/18 (c)	987
750,000	Petroleos Mexicanos, 8.00%, 5/03/19	920
600,000	Pfizer Inc., 0.55%, 6/15/18	601
845,000	Providence Health & Services Obligated Group,
	1.04%, 10/01/16	841
530,000	Prudential Financial Inc., 8.88%, 6/15/38	645
750,000	Royal Bank of Canada, 0.71%, 9/09/16	753
200,000	SABMiller Holdings Inc. 144A,
	0.93%, 8/01/18 (a)	202
940,000	Sibur Securities Ltd. 144A, 3.91%, 1/31/18 (a)	924
560,000	Sinopec Capital 2013 Ltd. 144A,
	1.88%, 4/24/18 (a)	546
680,000	Svenska Handelsbanken AB, 0.72%, 9/23/16 (c)	682
630,000	Telefonica Chile SA 144A, 3.88%, 10/12/22 (a)	585
750,000	Toronto-Dominion Bank, 0.72%, 9/09/16	754
625,000	Total Capital International SA, 0.81%, 8/10/18	629
755,000	Toyota Motor Credit Corp., 2.00%, 10/24/18	759
700,000	TransCanada PipeLines Ltd., 0.93%, 6/30/16	706
590,000	Transocean Inc., 2.50%, 10/15/17	596
600,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	585
550,000	Union Bank NA, 1.00%, 9/26/16	555
150,000	United States Steel Corp., 7.38%, 4/01/20 (c)	159
660,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/19 (a)(c)	652
380,000	Vanguard Natural Resources LLC / VNR Finance
	Corp., 7.88%, 4/01/20	399
500,000	Verizon Communications Inc.,
	0.70%, 11/02/15 (c)	499
1,550,000	Verizon Communications Inc., 2.00%, 9/14/18	1,651
830,000	VimpelCom Holdings BV 144A,
	5.20%, 2/13/19 (a)(c)	834
365,000	Vodafone Group PLC, 0.62%, 2/19/16	365
420,000	Volkswagen International Finance NV 144A,
	0.86%, 11/20/14 (a)	422
360,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (a)	348
1,130,000	Wells Fargo & Co., 7.98%, 3/29/49 (c)	1,280
240,000	Wesfarmers Ltd. 144A, 1.87%, 3/20/18 (a)	238
300,000	Western Union Co., 1.24%, 8/21/15	301
600,000	WM Wrigley Jr. Co. 144A, 2.40%, 10/21/18 (a)	607
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	629

Principal or Shares	Security Description	Value (000)

165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (a)(c)	$ 168
177,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (a)	183

Total Corporate Bond (Cost - $84,362)		83,877

Foreign Government (1%)
300,000	Chile Government International Bond,
	3.88%, 8/05/20	322
625,000	Colombia Government International Bond,
	7.38%, 1/27/17 (c)	734
9,900,000	Mexican Bonos, 7.25%, 12/15/16 MXN (b)	821

Total Foreign Government (Cost - $1,790)		1,877

Mortgage Backed (21%)
771,291	Adjustable Rate Mortgage Trust, 3.76%, 3/25/37	589
1,351,780	American Home Mortgage Assets Trust 2007-2, 0.30%, 3/25/47	1,004
308,017	Bank of America Mortgage Securities Inc., 2.70%, 10/20/32	309
1,017,035	Chase Mortgage Finance Corp., 6.00%, 5/25/37	869
366,120	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	339
250,000	Connecticut Avenue Securities Series, 2.17%, 10/25/23	252
340,000	Connecticut Avenue Securities Series, 5.42%, 10/25/23	363
1,412,710	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	1,100
1,130,191	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	880
1,607,880	FHR 4093 IO, 6.52%, 1/15/38	376
2,758,152	FN AL3015 ARM, 1.95%, 1/01/43	2,813
1,753,338	FN MA1341 10YR, 2.50%, 2/01/23	1,804
500,000	Granite Master Issuer PLC, 1.04%, 12/17/54	447
721,817	Harborview Mortgage Loan Trust, 2.82%, 1/19/35	701
215,956	HomeBanc Mortgage Trust, 1.03%, 8/25/29	202
547,725	IndyMac INDX Mortgage Loan Trust 2005-AR13, 2.42%, 8/25/35	474
295,347	JP Morgan Mortgage Trust, 6.00%, 7/25/36	277
659,602	JP Morgan Mortgage Trust, 6.00%, 6/25/37	576
276,684	MLCC Mortgage Investors Inc., 2.17%, 2/25/36	265
438,440	Morgan Stanley Mortgage Loan Trust, 3.47%, 1/25/35	382
38,282	Morgan Stanley Mortgage Loan Trust, 5.50%, 11/25/35	38
71,925	ORES NPL LLC 144A, 4.00%, 9/25/44 (a)	72
421,876	Prime Mortgage Trust, 5.00%, 10/25/35	411
90,454	Residential Asset Mortgage Products Inc., 6.50%, 4/25/34	93
722,873	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	560
32,272	S2 Hospitality LLC 144A, 4.50%, 4/15/25 (a)	32
548,208	Sequoia Mortgage Trust, 3.50%, 4/25/42	552
937,999	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)	938
460,000	Springleaf Mortgage Loan Trust 144A, 3.56%, 12/25/59 (a)	452

Annual Report	4

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

300,000	Springleaf Mortgage Loan Trust 144A, 5.58%, 6/25/58 (a)	$ 289
699,630	Structured Adjustable Rate Mortgage Loan Trust, 2.50%, 8/25/34	689
64,179	Structured Adjustable Rate Mortgage Loan Trust, 2.56%, 8/25/34	63
496,022	Structured Adjustable Rate Mortgage Loan Trust, 5.29%, 12/25/35	445
380,000	Structured Agency Credit Risk Debt Notes, 7.33%, 7/25/23	446
1,952,935	Structured Asset Mortgage Investments Inc., 0.48%, 12/25/35	1,527
2,082,312	Structured Asset Mortgage Investments Inc., 0.87%, 1/19/34	2,037
246,822	Structured Asset Mortgage Investments Inc., 2.02%, 10/19/34	157
485,286	Structured Asset Mortgage Investments Inc., 2.34%, 5/25/36	309
147,947	Structured Asset Mortgage Investments Inc., 3.82%, 7/25/32	153
2,651,289	Vendee Mortgage Trust IO, 3.75%, 12/15/33	321
1,267,916	Vericrest Opportunity Loan Transferee 144A, 2.73%, 11/25/60 (a)	1,259
1,189,418	VOLT XV LLC 144A, 3.22%, 5/27/53 (a)	1,166
264,050	WaMu Mortgage Pass Through Certificates, 1.09%, 5/25/46	247
669,512	WaMu Mortgage Pass Through Certificates, 1.98%, 10/25/36	547
1,660,294	WaMu Mortgage Pass Through Certificates, 2.29%, 7/25/37	1,354
436,076	WaMu Mortgage Pass Through Certificates, 2.37%, 9/25/36	384
1,149,014	WaMu Mortgage Pass Through Certificates, 2.43%, 10/25/36	995
1,114,028	WaMu Mortgage Pass Through Certificates, 2.49%, 9/25/36	927
1,142,301	WaMu Mortgage Pass Through Certificates, 4.78%, 2/25/37	1,065
919,848	Wells Fargo Mortgage Backed Securities Trust, 2.63%, 9/25/34	759
645,661	Wells Fargo Mortgage Backed Securities Trust, 2.63%, 6/25/35	542

Total Mortgage Backed (Cost - $31,587)		32,851

Municipal (1%)
270,000	Commonwealth of Virginia, 3.05%, 6/01/20	281
700,000	Florida Hurricane Catastrophe Fund Finance Corp., 2.11%, 7/01/18	689
400,000	Kentucky Asset Liability Commission, 1.69%, 4/01/18	390

Total Municipal (Cost - $1,388)		1,360

NCUA Guaranteed (0%)
244,378	NCUA Guaranteed Notes Trust 2010-R2,
	0.54%, 11/06/17	244
459,487	NCUA Guaranteed Notes Trust 2010-R3,
	0.73%, 12/08/20	462

Total NCUA Guaranteed (Cost - $704)		706

Principal or Shares	Security Description	Value (000)
U.S. Treasury (5%)
3,600,000	U.S. Treasury Bill, 0.04%, 4/03/14 (e)(f)	$ 3,599
4,400,000	U.S. Treasury Note, 1.38%, 6/30/18	4,433

Total U.S. Treasury (Cost - $7,992)		8,032

Purchased Call Options (0%)
628	CBOE Volatility Index Futures Option, 15,
	11/20/13	44
184	SPDR S&P 500 ETF Trust, 177, 12/21/13	46
1,394	SPDR S&P 500 ETF Trust, 190, 12/31/13	15
104	U.S. Treasury 5 Year Futures Option, 122,
	11/22/13	15

Total Purchased Call Options (Cost - $99)		120

Purchased Put Options (0%)
739	U.S. Treasury 5 Year Futures Option, 113.25,
	11/22/13	6
104	U.S. Treasury 5 Year Futures Option, 119,
	11/22/13	1
172	U.S. Ultra Long Bond, 117, 11/22/13	2

Total Purchased Put Options (Cost - $90)		9

Investment Company (13%)
19,799,233	Payden Cash Reserves Money Market Fund *
	(Cost - $19,799)	19,799

Total (Cost - $175,400) (113%)		175,968
Liabilities in excess of Other Assets (-13%)		(19,760)

Net Assets (100%)		$ 156,208

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	All or a portion of these securities are on loan. At October 31, 2013, the total market value of the Fund’s securities on loan is $14,842 and the total market value of the collateral held by the Fund is $15,273. Amounts in 000s.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	All or portion of the security is pledged as collateral to cover open futures contract margin requirements.
(f)	Yield to maturity at time of purchase.

5	Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
1/21/2014	British Pound (Sell 488)	Bank of America	$2
11/22/2013	Canadian Dollar (Sell 776)	RBC Capital	1
12/30/2013	Japanese Yen (Sell 461,100)	Barclays	6
12/23/2013	Mexican Peso (Sell 11,790)	RBS	12
12/20/2013	Norwegian Krone (Buy 14,160)	JP Morgan	6

			$27

Liabilities:
11/22/2013	Australian Dollar (Sell 819)	RBC Capital	$(32)
11/18/2013	Brazilian Real (Sell 826)	HSBC Securities	(33)
1/22/2014	Euro (Sell 581)	Bank of America	(4)
11/26/2013	Russian Ruble (Sell 10,070)	HSBC Securities	(11)
1/23/2014	Swiss Franc (Sell 2,143)	State Street	(5)

			$(85)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)

22	CBOE Volatility Index Future	Dec-13	$341	$(35)
26	E-MINI NASDAQ 100 Index Future	Dec-13	1,752	96
19	E-MINI S&P 500 Index Future	Dec-13	(1,664)	(72)
13	Topix Index Future	Dec-13	1,586	32
26	U.S. Long Bond Future	Dec-13	(3,505)	10
127	U.S. Treasury 10 Year Note Future	Dec-13	(16,175)	(254)
90	U.S. Treasury 2 Year Note Future	Jan-14	19,838	18
255	U.S. Treasury 5 Year Note Future	Jan-14	(31,030)	(620)

				$(825)

Open Credit Default Swap Contracts

Reference Obligations	Fund (Pays) Receives	Counterparty	Expiration Date		Notional Principal (000s)	Value (000s)
CDX.NA.HY.,	(5.00)%	Barclays	Jun-17	USD	1,980	$(181)
0.18%,
Jun-17

Open Total Return Swap Contracts

Reference Obligations	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Principal (000s)		Value (000s)
FNMA 4%	4.00%	1M LIBOR	Barclays	Jan-41	USD	1,475	$(21)
30 Year ISO

See notes to financial statements.

Annual Report	6

Statement of Assets & Liabilities

October 31, 2013

Numbers in 000s

ASSETS:
Investments, at value *	$156,169
Affiliated investments, at value **	19,799
Cash	54
Receivable for:
Interest and dividends	934
Investments sold	2,237
Futures	6
Forward currency contracts	27
Other assets	30
Total Assets	179,256
LIABILITIES:
Payable for:
Forward currency contracts	85
Investments purchased	6,808
Fund shares redeemed	412
Swaps ***	202
Liability for securities on loan (Note 2)	15,273
Accrued expenses:
Investment advisory fees (Note 3)	119
Administration fees (Note 3)	20
Distribution fees (Note 3)	24
Trustee fees and expenses	1
Other liabilities	104
Total Liabilities	23,048
NET ASSETS	$156,208
NET ASSETS:
Paid in capital	$155,957
Undistributed net investment income	2,512
Undistributed net realized losses from investments	(1,754)
Net unrealized appreciation (depreciation) from:
Investments	(450)
Translation of assets and liabilities in foreign currencies	(57)
NET ASSETS	$156,208
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$67,925
Shares Outstanding	6,373
Net Asset Value Per Share	$10.66
Adviser Class
Net Assets	$63,403
Shares Outstanding	6,016
Net Asset Value Per Share	$10.54
Retirement Class
Net Assets	$24,880
Shares Outstanding	2,437
Net Asset Value Per Share	$10.21
* Investments, at cost	$155,601
** Affiliated investments, at cost	19,799
*** Swaps, at cost	(9)

See notes to financial statements.

7	Payden Mutual Funds

Statement of Operations

Period ended October 31, 2013

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$4,996
Dividend income from affiliated investment (Note 2)	1
Income from securities lending	30
Investment Income	5,027
EXPENSES:
Investment advisory fees (Note 3)	1,584
Administration fees (Note 3)	216
Shareholder servicing fees	26
Distribution fees (Note 3)	282
Custodian fees	36
Transfer agent fees	40
Registration and filing fees	41
Trustee fees and expenses	15
Printing and mailing costs	17
Professional Fees	2
Legal fees	5
Publication expense	3
City taxes.	1
Pricing fees	25
Fund accounting fees	38
Insurance	6
Audit fees	33
Gross Expenses	2,370
Expense subsidy (Note 3)	(287)
Net Expenses	2,083
Net Investment Income	2,944
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(944)
Foreign currency transactions	(221)
Futures contracts	518
Written option contracts	267
Swap contracts	(1,149)
Change in net unrealized appreciation (depreciation) from:
Investments	(3,126)
Translation of assets and liabilities in foreign currencies	(63)
Futures contracts	(611)
Purchased option contracts	12
Swap contracts	(254)
Net Realized and Unrealized Losses	(5,571)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.	$(2,627)

See notes to financial statements.

Annual Report	8

Statements of Changes in Net Assets

Year ended October 31st

Numbers in 000s

	2013	2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$2,944	$2,877
Net realized gains (losses) on investments	(1,529)	269
Change in net unrealized appreciation/(depreciation)	(4,042)	3,435
Change in Net Assets Resulting from Operations	(2,627)	6,581

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(929)	(561)
Adviser Class	(1,126)	(1,194)
Retirement Class	(470)	(276)
Change in Net Assets from Distributions to Shareholders	(2,525)	(2,031)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	37,482	28,442
Adviser Class	19,806	18,917
Retirement Class	12,685	13,658
Reinvestment of distributions:
Institutional Class	928	559
Adviser Class	1,090	1,151
Retirement Class	469	276
Cost of fund shares redeemed:
Institutional Class	(15,412)	(10,522)
Adviser Class	(13,300)	(21,462)
Retirement Class	(10,238)	(3,200)
Change in Net Assets from Capital Transactions	33,510	27,819
Total Change in Net Assets	28,358	32,369

NET ASSETS:
Beginning of period	127,850	95,481
End of period	$156,208	$127,850
Accumulated net investment income	$2,512	$2,191

FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	4,246	2,507
Shares sold	3,475	2,681
Shares issued in reinvestment of distributions	85	54
Shares redeemed	(1,433)	(996)
Change in shares outstanding	2,127	1,739
Outstanding shares at end of period	6,373	4,246
Adviser Class:
Outstanding shares at beginning of period	5,302	5,441
Shares sold	1,857	1,786
Shares issued in reinvestment of distributions	101	112
Shares redeemed	(1,244)	(2,037)
Change in shares outstanding	714	(139)
Outstanding shares at end of period	6,016	5,302
Retirement Class:
Outstanding shares at beginning of period	2,170	1,128
Shares sold	1,225	1,326
Shares issued in reinvestment of distributions	45	28
Shares redeemed	(1,003)	(312)
Change in shares outstanding	267	1,042
Outstanding shares at end of period	2,437	2,170
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$196,870	$107,980
Sale of investments (excluding government)	144,950	96,401
Purchase of government securities	131,265	701,244
Sale of government securities	127,271	698,778

See notes to financial statements.

9	Payden Mutual Funds

Notes to Financial Statements

October 31, 2013

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its sixteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other fifteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular

Annual Report	10

Notes to Financial Statements continued

company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/ depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential

11	Payden Mutual Funds

risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund entered into total return swap agreements where the Fund and the counterparty have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient pays a financing charge based on the notional amount in exchange for the total return, which includes interest and principal appreciation or depreciation of the security.

The Fund entered into credit default swap agreements where the Fund and the counterparty have agreed to pay/receive an annuity premium, which is based on a notional principal amount of a specific security/index. The annuity premium is paid/received until a credit event (e.g. grace period extension, obligation acceleration, repudiation/moratorium or restructuring) occurs or until the agreement matures. If a credit event occurs the parties will exchange the notional amount at par and the defaulted security or cash equivalent.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity for the Cash Balance Plan Fund was as follows:

	Number of Contracts	Premiums
Written Options
Options outstanding at October 31, 2012	—	$—
Options written	3,868	952,944
Options expired	(1,130)	(313,441)
Options closed	(2,738)	(639,503)

Options outstanding at October 31, 2013	—	—

Derivatives and Hedging

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the

Annual Report	12

Notes to Financial Statements continued

implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2013 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Credit[4,5]	—	$(181)
Equity[1]	$128	(107)
Interest rate[5]	28	(895)
Foreign currency[2,3]	27	(85)

Total	$183	$(1,268)

1	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.
2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Receivable for swap contracts.
5	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2013

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[6]	Forward Currency Contracts[7]	Options[8]	Swaps[9]	Total
Credit	—	—	—	$(1,143)	$(1,143)
Equity	$(85)	—	$217	—	132
Foreign exchange	—	$(221)	—	—	(221)
Interest rate	603	—	50	(6)	647

Total	$518	$(221)	$267	$(1,149)	$(585)

6	Net realized gains (losses) from futures contracts.
7	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
8	Net realized gains (losses) from option contracts.
9	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[10]	Forward Currency Contracts[11]	Options[12]	Swaps[13]	Total
Credit	—	—	—	$(244)	$(244)
Equity	$21	—	$12	—	33
Foreign exchange	—	$(63)	—	—	(63)
Interest rate	(632)	—	—	(10)	(642)

Total	$(611)	$(63)	$12	$(254)	$(916)

10	Change in net unrealized appreciation (depreciation) from futures contracts.
11	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).
12	Change in net unrealized appreciation (depreciation) from option contracts.
13	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period, the average value of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
4%	10%	17%	0%

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Collateral

Futures contracts, options, and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund is required to segregate sufficient assets to cover any potential loss. Securities that have been pledged as collateral are identified in the Schedule of Investments.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

13	Payden Mutual Funds

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2013, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2013, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2012	Purchase	Sales	Dividends	Value October 31, 2013
$13,044,091	$1,335,090,501	$1,328,335,359	$582	$19,799,233

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Recent Accounting Standard

In June 2013, FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional class, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $877,073 ($253,293 for 2011, $336,715 for 2012 and $287,065 for 2013) is not considered a liability of the Fund, and therefore is not recorded as a liability in the

Annual Report	14

Notes to Financial Statements continued

Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional class.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$15,635	—	—	—	$15,635
Bank Loans	—	—	11,702	—	—	—	11,702
Corporate Bond	—	—	83,877	—	—	—	83,877
Foreign Government	—	—	1,877	—	—	—	1,877
Mortgage Backed	—	—	32,851	—	—	—	32,851
Municipal	—	—	1,360	—	—	—	1,360
Options	$129	—	—	—	—	—	129
U.S. Government	—	—	8,738	—	—	—	8,738
Investment Company	19,799	—	—	—	—	—	19,799

15	Payden Mutual Funds

	Other Financial Instruments

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$27	$(85)	—	—	$(58)
Futures	$156	$(981)	—	—	—	—	(825)
Swaps.	—	—	—	(202)	—	—	(202)

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to foreign currency gains/losses and adjustments due to investments in partnerships, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
$(98)	$98	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-

enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2013, the Fund had available for Federal income tax purposes unused capital losses as follows:

Expires 2019	Unlimited*	Total
$492	$2,150	$2,642

*	Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31st is as follows:

2013		2012
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$2,525	—	$2,031	—

At October 31, 2013, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$175,520	$3,107	$(2,659)	$448

Annual Report	16

Notes to Financial Statements continued

At October 31, 2013, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings
$2,512	—	$(2,642)	—	$381	$251

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

17	Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended October 31st

	Institutional Class
	2013		2012		2011	2010	2009
Net asset value — beginning of period	$11.03		$10.60		$10.75	$10.42	$10.06

Income (loss) from investment activities:
Net investment income	0.20		0.23		0.21	0.22	0.13
Net realized and unrealized gains (losses)	(0.35)		0.42		(0.17)	0.21	0.34

Total from investment activities	(0.15)		0.65		0.04	0.43	0.47

Distributions to shareholders:
From net investment income	(0.22)		(0.22)		(0.19)	(0.07)	(0.07)
From net realized gains	—		—		—	(0.03)	(0.04)

Total distributions to shareholders	(0.22)		(0.22)		(0.19)	(0.10)	(0.11)

Net asset value — end of period	$10.66		$11.03		$10.60	$10.75	$10.42

Total return	(1.44)%		6.25%		0.34%	4.24%	4.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$67,925		$46,834		$26,577	$15,611	$9,199
Ratio of gross expense to average net assets	1.45%		1.56%		1.62%	1.98%	2.86%
Ratio of net expense to average net assets	1.25%		1.25%		1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.06%		2.83%		2.52%	1.99%	(0.12)%
Ratio of net investment income to average net assets	2.26%		3.14%		2.89%	2.72%	1.49%
Portfolio turnover rate	211	%(1)	687	%(2)	88%	141%	124%

The class commenced operations on September 22, 2008.

	Adviser Class
	2013		2012		2011	2010	2009
Net asset value — beginning of period	$10.93		$10.54		$10.71	$10.40	$10.05

Income (loss) from investment activities:
Net investment income	0.20		0.27		0.16	0.19	0.11
Net realized and unrealized gains (losses)	(0.38)		0.34		(0.15)	0.22	0.35

Total from investment activities	(0.18)		0.61		0.01	0.41	0.46

Distributions to shareholders:
From net investment income	(0.21)		(0.22)		(0.18)	(0.07)	(0.07)
From net realized gains	—		—		—	(0.03)	(0.04)

Total distributions to shareholders	(0.21)		(0.22)		(0.18)	(0.10)	(0.11)

Net asset value — end of period	$10.54		$10.93		$10.54	$10.71	$10.40

Total return	(1.66)%		5.88%		0.13%	4.02%	4.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,403		$57,967		$57,324	$33,881	$18,233
Ratio of gross expense to average net assets	1.70%		1.81%		1.88%	2.24%	3.13%
Ratio of net expense to average net assets	1.50%		1.50%		1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.78%		2.59%		2.24%	1.74%	(0.46)%
Ratio of net investment income to average net assets	1.98%		2.90%		2.62%	2.48%	1.17%
Portfolio turnover rate	211	%(1)	687	%(2)	88%	141%	124%

The class commenced operations on September 22, 2008.

(1)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.
(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

Annual Report	18

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Retirement Class
	2013		2012		2011	2010	2009
Net asset value — beginning of period	$10.62		$10.26		$10.46	$10.18	$10.00

Income (loss) from investment activities:
Net investment income (loss)	0.19		0.21		0.16	0.14	(0.01)
Net realized and unrealized gains (losses)	(0.39)		0.36		(0.18)	0.24	0.19

Total from investment activities	(0.20)		0.57		(0.02)	0.38	0.18

Distributions to shareholders:
From net investment income	(0.21)		(0.21)		(0.18)	(0.07)	—
From net realized gains	—		—		—	(0.03)	—

Total distributions to shareholders	(0.21)		(0.21)		(0.18)	(0.10)	—

Net asset value — end of period	$10.21		$10.62		$10.26	$10.46	$10.18

Total return	(1.92)%		5.72%		(0.18)%	3.78%	1.80	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$24,880		$23,049		$11,580	$3,838	$830
Ratio of gross expense to average net assets	1.95%		2.06%		2.12%	2.51%	3.56	%(2)
Ratio of net expense to average net assets	1.75%		1.75%		1.75%	1.75%	1.75	%(2)
Ratio of investment income less gross expenses to average net assets	1.53%		2.33%		2.05%	1.69%	(2.09	)%(2)
Ratio of net investment income to average net assets	1.73%		2.64%		2.42%	2.45%	(0.28	)%(2)
Portfolio turnover rate	211	%(3)	687	%(4)	88%	141%	124	%(1)

The class commenced operations on April 6, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.
(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

19	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 26, 2013

Annual Report	20

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2013. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2013 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2013	Value October 31, 2013	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$974.40	(2.56)%	1.25%	$6.22
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class
Actual	$1,000.00	$972.30	(2.77)%	1.50%	$7.46
Hypothetical	1,000.00	1,017.64	1.76%	1.50%	7.63
Retirement Class
Actual	$1,000.00	$971.50	(2.85)%	1.75%	$8.70
Hypothetical	1,000.00	1,016.38	1.64%	1.75%	8.89

21	Payden Mutual Funds

Approval of Investment Advisory Agreement

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s ten Trustees are deemed to be Independent Trustees for this purpose.

On June 18, 2013, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2014. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board has delegated the initial responsibility for this process and related tasks to its Audit Committee. These tasks include working with the Adviser and Paul Hastings to (1) develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 18, 2013, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 18, 2013, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

Annual Report	22

Approval of Investment Advisory Agreement continued

3. Nature, Extent and Quality of Service

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued to be satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

23	Payden Mutual Funds

Trustees and Officers (Unaudited)

Name and Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Gerald S. Levey, M.D.	Independent Trustee	2000	Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California	Director, First American Financial Corp.; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Director, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report	24

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25	Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

PAYDEN/KRAVITZ

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

» PAYDEN/KRAVITZ CASH BALANCE FUND
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)
Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 18, 2012, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $481,000 for 2013 and $511,500 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $106,125 for 2013 and $104,500 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal account, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $106,125 for 2013 and $104,500 for 2012.

(h)

In the fiscal years ended October 31, 2013 and October 31, 2012, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       The Payden & Rygel Investment Group

By (Signature and Title)*       /s/ Joan A. Payden

   Joan A. Payden, Chairman and CEO

   (principal executive officer)

Date    12/23/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Joan A. Payden

   Joan A. Payden, Chairman and CEO

   (principal executive officer)

Date    12/23/13

By (Signature and Title)*       /s/ Brian W. Matthews

   Brian W. Matthews, Vice President and Chief Financial Officer

   (principal financial officer)

Date    12/23/13

* Print the name and title of each signing officer under his or her signature.